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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

     Investment Company Act file number   811-5341
                                       ----------------

                           Strong Discovery Fund, Inc.
          -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                     P.O. Box 2936 Milwaukee, WI          53201
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                 Richard Smirl, Strong Capital Management, Inc.
                       P.O. Box 2936 Milwaukee, WI 53201
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (414) 359-3400
                                                   -------------------

Date of fiscal year end: December 31
                        ----------------

Date of reporting period: June 30, 2003
                         ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders

                                             SEMIANNUAL REPORT  |  June 30, 2003

                                                                      The Strong

                                                                          Growth

                                                                           Funds

                              [PHOTO APPEARS HERE]

                   Strong Blue Chip Fund

                   Strong Discovery Fund

                    Strong Endeavor Fund

            Strong Large Cap Growth Fund

        Strong Large Company Growth Fund

        Strong U.S. Emerging Growth Fund

                  Strong Enterprise Fund

                   Strong Growth 20 Fund

                      Strong Growth Fund

                                                                   [STRONG LOGO]

                                             SEMIANNUAL REPORT  |  June 30, 2003

                                                                      The Strong

                                                                          Growth

                                                                           Funds

Table of Contents

Investment Reviews

     Strong Blue Chip Fund ..................................... 2
     Strong Discovery Fund ..................................... 4
     Strong Endeavor Fund ...................................... 6
     Strong Large Cap Growth Fund .............................. 8
     Strong Large Company Growth Fund ..........................10
     Strong U.S. Emerging Growth Fund ..........................12
     Strong Enterprise Fund ....................................14
     Strong Growth 20 Fund .....................................16
     Strong Growth Fund ........................................18

Financial Information

     Schedules of Investments in Securities
          Strong Blue Chip Fund ................................20
          Strong Discovery Fund ................................20
          Strong Endeavor Fund .................................23
          Strong Large Cap Growth Fund .........................24
          Strong Large Company Growth Fund .....................27
          Strong U.S. Emerging Growth Fund .....................28
          Strong Enterprise Fund ...............................30
          Strong Growth 20 Fund ................................32
          Strong Growth Fund ...................................33
     Statements of Assets and Liabilities ......................36
     Statements of Operations ..................................41
     Statements of Changes in Net Assets .......................44
     Notes to Financial Statements .............................47

Financial Highlights ...........................................61

Directors and Officers .........................................69

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Market Update--January 1 to June 30, 2003

In the early 1930s, politicians and policymakers in the United States and elsewhere made a series of strategic errors that resulted in what historians termed "an economic contraction." The rest of us call that period of horrible human suffering and deprivation The Great Depression. When it finally ended, those same politicians and economists vowed never to make the same mistakes again.

In this country, seven decades later, the lessons of The Great Depression still echo in our hearts and minds. Today, responding to weak economic growth and fears of a possible severe slowdown, our government's economic policymakers have employed almost every imaginable tool to spur economic growth. As the world's biggest economy and the economic engine of the world, the U.S. has led the way--but not alone. Other countries and regional economic authorities are likewise moving to stimulate their economies.

The store of economic stimulants being brought to bear is unrivaled since World War II. In the U.S. alone, we have witnessed massive government spending, with a projected deficit larger than any in history. Monetary policy also has contributed, pushing short-term interest rates to the lowest levels in more than 50 years. A weaker dollar aims to support manufacturing and export growth. Changes in the tax laws on dividends and the evolving shift in corporate compensation away from stock options to stock grants should meaningfully improve corporate capital allocation.

History has demonstrated that it is dangerous to bet against the world's governing bodies when they resolve to propel economic growth. Signs suggest that we are in the beginning stages of a solid economic rebound. Early in such a recovery phase, stocks and commodity prices usually rise, anticipating further recovery. As additional signs of improvement emerge, consumer and business confidence historically grows, and soon spending typically accelerates.

In the early stages of recovery, employment generally lags (usually 12-18 months) until employers gain confidence that such momentum will be sustained. Because politicians are hypersensitive to employment numbers, they constantly beat the drums of despair, when in reality hiring may be about to improve. And so, it is not unusual to see more aggressive measures taken beyond the point where a legitimate recovery is in place and employment is actually ready to expand.

The strength of our economic system is that, beneath the bland economic statistics reported daily, the system is always driving toward greater efficiency and productivity. Those gains, in turn, inspire growth and create wealth. The pressure and incentive for positive change is heightened during downturns. Thus, our economy is often stronger in the ensuing recovery. It is the combination of our political freedom and our flexible economic system that has created the world's richest and most productive country.

The change that our system creates and accommodates is astonishing. At the beginning of the 20th century, 60 million Americans were employed in agriculture. Today, that number has shrunk to an almost unbelievable 2.5 million people. In the 1950s, 35% of Americans were employed in manufacturing; that number has now fallen to 15%. Manufacturing supplanted farming as the country's dominant employer and wealth generator. Now, the service and technology sectors are taking their turn as the nation's leading economic sectors.

The changes under way in executive compensation and taxation of shareholder dividends are important for all investors to understand. The use of stock grants instead of stock options--that is, real money in place of pipe dreams and gimmicks--should shore up the financial foundation of American corporations. Likewise, the dividend tax law change should have far-reaching consequences. The time-honored practice of companies returning part of their profits to shareholders is a sound one. Issuing dividends will make corporate executives more sensitive to downside risk as well as upside opportunity. The impact of lower taxes on those dividends could be massive.

The United States and the rest of the world are in a consolidation phase following the 1990s, a period that was--in every economic sense--abnormal. The boom and the resultant bust scared and disoriented all of us. But we believe that chapter is closing, and we are wiser for the lessons it taught us.

At the end of the day, there is a good chance that governmental growth initiatives throughout the world will work. If they do, the world's economy will recover, and we could reach a healthy 4%-plus real growth rate in 2004. The current program of policy and tax changes should lay the foundation for job growth and a sustained period of better economic times.

Investors should get on the right side of these trends by continuing to invest using the appropriate combination of stocks and bonds, always consistent with their long-term financial goals.

                                                                        /s/ Dick

Strong Blue Chip Fund
================================================================================

Your Fund's Approach

The Strong Blue Chip Fund seeks total return by investing for capital growth and income. The Fund invests, under normal conditions, at least 80% of its net assets in blue chip companies. The Fund considers blue chip companies to be companies whose stock is included in the Russell Top 200 Growth Index or companies with a similar capitalization at the time of the Fund's investment. The Fund focuses on companies its manager believes offers the potential for capital growth. The Fund may utilize an active trading approach. The manager may sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

                    Growth of an Assumed $10,000 Investment+
                             From 6-30-97 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong                 Lipper Large-Cap
                 Blue Chip      S&P 500      Growth Funds
                   Fund          Index*         Index*
Jun 97           $ 10,000       $ 10,000       $ 10,000
Dec 97           $ 10,872       $ 11,057       $ 10,932
Jun 98           $ 13,233       $ 13,015       $ 13,171
Dec 98           $ 15,647       $ 14,217       $ 14,920
Jun 99           $ 17,634       $ 15,977       $ 16,708
Dec 99           $ 21,730       $ 17,208       $ 20,115
Jun 00           $ 22,800       $ 17,136       $ 20,161
Dec 00           $ 17,695       $ 15,643       $ 16,156
Jun 01           $ 14,885       $ 14,596       $ 13,440
Dec 01           $ 13,207       $ 13,785       $ 12,300
Jun 02           $ 11,572       $ 11,972       $ 10,091
Dec 02           $  9,211       $ 10,740       $  8,842
Jun 03           $ 10,119       $ 12,002       $  9,882

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

For the six months ended June 30, 2003, the Fund posted strong returns on an absolute basis while moderately underperforming its broad-based benchmark, the S&P 500 Index. The Fund generated a year-to-date return of 9.86% compared to the S&P 500 Index, which generated a year-to-date return of 11.75% as of June 30, 2003. The Fund posted mild losses in the first quarter, when the markets and the economy were stalled by concerns about the war with Iraq. In the second quarter, the Fund posted strong returns as the war's quick resolution boosted investor and consumer confidence.

Two very different quarters

The economy and markets started January on an optimistic note, but both quickly fell as fears of the impact of war with Iraq consumed the minds of investors, businesses, and consumers. In the uncertainty, businesses delayed spending and made additional cutbacks in payroll, and consumer confidence weakened. Equities reached their low point in mid-March, and returns in most sectors were negative.

In the second quarter, however, the progress of the coalition forces in Iraq proved to be better than many expected, driving strong upward momentum in the markets. The recovery was broad-based, with virtually every sector posting positive returns. Newly restored confidence in America--not just in its military strength but also in its economic power--drove this sea change in investor sentiment. Continued monetary stimulus from the Federal Reserve and fiscal stimulus in the form of tax cuts from the President and Congress also helped to increase optimism regarding the prospects for economic recovery.

As investors gained more confidence in the economy, they became willing to put more money back into the equity markets--even though current economic news had been mixed. This is consistent with a role the stock market has historically played--as a leading indicator of economic growth.

Large-cap stocks performed more strongly in the early part of this rebound, from mid-March through mid-April. At that point, investor sentiment and tolerance for risk accelerated, which allowed small- and mid-cap stocks to outperform large-cap stocks as reflected by the Russell 1000 Growth Index.

Expansion of our investment universe

In keeping with the Fund's focus on large-cap stocks, it performed most strongly when large caps outperformed, and it lagged slightly as smaller stocks came to the fore.

This spring we did expand the universe of stocks eligible for inclusion in the Fund. While our focus remains firmly on large-cap, blue chip stocks, we now have more companies from which to choose. We believe this change gives us the ability to be both more flexible and more selective in constructing the portfolio. This change contributed to our improved performance in May and June, and we believe it will continue to do so over time.

The expanded universe of choices of stocks has not resulted in major changes in the types of companies in which we invest. The overall sector weightings, for example, remain quite similar, with healthcare and technology among the larger sectors in our investment universe. Those two sectors, along with consumer discretionary stocks, were the Fund's three heaviest-weighted sectors over the six months.

Recovery appears likely to continue

Consumer-related sectors have led the recovery to date, with housing activity and car sales both playing key roles in leading the economy out of recession. Despite weak employment data, consumer spending fundamentals remain fairly healthy and appear set to improve. Spending on housing and cars may slow, but retail and services spending may very well increase to fill the void.

At this point, the manufacturing sector and corporate capital spending have corrected to the point that they now seem set to provide a good base for noninflationary growth for some time to come. While businesses may wait a little longer before gaining full confidence and stepping up spending, we believe that once the turn comes, it could progress more quickly than expected. The cost-cutting measures that have been taking place over the past several years could set the stage for profits to expand faster than revenues.

Despite recent gains, we believe price/earnings ratios for many stocks are still very reasonable, particularly when adjusted to account for low interest rates. We believe significant opportunities for further appreciation remain available in a variety of sectors.

We appreciate your continued investment in the Strong Blue Chip Fund.

Karen E. McGrath
Portfolio Manager

Average Annual Total Returns
As of 6-30-03

Investor Class
----------------------------------------------

          1-year                       -12.56%

          3-year                       -23.72%

          5-year                        -5.22%

          Since Fund Inception           0.20%
          (6-30-97)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Discovery Fund
================================================================================

Your Fund's Approach

The Strong Discovery Fund seeks capital growth. The Fund invests, under normal conditions, in securities that its manager believes offer attractive opportunities for growth. The Fund usually invests in a diversified portfolio of common stocks from small- and medium-capitalization companies. These are chosen through a combination of in-depth fundamental analysis of a company's financial reports and direct, on-site research during company visits. Although the Fund can invest in stocks of any economic sector, at times it may emphasize the financial sector or other sectors. In addition, the Fund may utilize an active trading approach. The manager may sell a holding if its growth potential or fundamental qualities change.

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-87 to 6-30-03

                              [CHART APPEARS HERE]

               The Strong                       Lipper Mid-Cap
               Discovery     Russell 2000(R)      Core Funds
                  Fund           Index*             Average*
Dec 87          $ 10,000        $ 10,000           $ 10,000
Dec 88          $ 12,445        $ 12,502           $ 12,025
Dec 89          $ 15,428        $ 14,535           $ 15,374
Dec 90          $ 15,005        $ 11,704           $ 14,054
Dec 91          $ 25,151        $ 17,093           $ 20,062
Dec 92          $ 25,639        $ 20,240           $ 22,792
Dec 93          $ 31,333        $ 24,061           $ 26,194
Dec 94          $ 29,553        $ 23,622           $ 25,612
Dec 95          $ 39,845        $ 30,343           $ 32,938
Dec 96          $ 40,439        $ 35,347           $ 39,614
Dec 97          $ 44,825        $ 43,252           $ 50,410
Dec 98          $ 47,981        $ 42,151           $ 55,178
Dec 99          $ 50,516        $ 51,111           $ 70,250
Dec 00          $ 52,520        $ 49,567           $ 78,216
Dec 01          $ 54,711        $ 50,799           $ 75,576
Dec 02          $ 48,078        $ 40,394           $ 61,729
Jun 03          $ 54,146        $ 47,616           $ 70,153

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Mid-Cap Core Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

During the first six months of 2003, the Discovery Fund delivered its strongest semiannual performance in several years on an absolute return basis. While the Fund produced strong returns, it underperformed its broad-based benchmark, the Russell 2000 Index. The Fund generated a year-to-date return of 12.62% compared to the Russell 2000 Index, which generated a year-to-date return of 17.88% as of June 30, 2003.

The Fund participated in the post-Iraq war stock market rally, though its bias against lower-quality telecommunications and technology stocks contributed to its underperformance. These companies benefited from a speculative run-up driven by investors' increased appetite for risk in anticipation of an economic recovery.

War influenced markets and sentiment

One of the most significant events during the first half of 2003 was the onset and conclusion of major combat in Iraq. In the early part of the year, there was much uncertainty as to whether the war would take place at all and, if so, how long it might last. In such an environment, business leaders were unwilling to make significant capital expenditures or to hire new employees. As a result, the entire economy was in a holding pattern until the main thrust of the conflict ended in mid-April.

When the major combat concluded, consumer sentiment soared upward, and the market experienced an increase in speculative activity, with market participants demonstrating a preference for riskier companies in the biotech, Internet, communication, technology, and cyclical sectors. As May progressed, however, actual evidence of an improving economy failed to materialize. In response, interest rates began to fall, which further fueled investor speculation, increasing demand for interest rate-sensitive and highly leveraged companies. During this period the Fund experienced most of its underperformance, as many of its investments were in higher-quality companies positioned to benefit from an eventual turn in the economy.

Other contributing factors to the strong equity market in May and June were the announcements from Washington of a dividend tax cut, a corporate spending stimulus package, and a Medicare drug benefit program.

Sectors driving performance

Early in the period, we had positioned the Fund with a significant underweighting in technology stocks, as compared to the Russell 2500(TM) Growth Index, in anticipation of a reversal of the speculative run-up many of these stocks experienced in the fourth quarter of 2002. That reversal materialized in late January and continued through March, during which time we accumulated shares of what we considered to be among the highest-quality technology companies--names we believed could rebound with the economy after the conclusion of the conflict in Iraq.

We also reduced our energy exposure in early March, anticipating that energy prices would fall from their record highs and, consequently, the stocks of oil producers and oil service companies would underperform, relative to the Russell 2500 Growth Index. The eventual rebound of smaller, speculative technology companies and the continuation of higher energy prices after the war made these strategies less than optimal.

Also, compared to the Russell 2500 Growth Index, the Fund's exposure to consumer-oriented companies made a significant, favorable contribution to performance.

Our outlook for the months ahead

With the changes taking place across many industries in the U.S. economy, we believe this may be one of the most exciting times for the stock market in several years. Much of the recent optimism for an economic recovery rests on the assumption that fiscal and monetary policies will be successful in stimulating capital spending and increasing earnings growth.

From our perspective, the backdrop for economic growth and the resumption of business spending will likely remain challenging, due to low interest rates and an ample supply of capital chasing a limited number of investment opportunities. However, it appears there are pockets of significant earnings growth materializing on many different fronts. These are the result of technological innovations, rationalization of cost structures, or industry consolidation.

In our view, this environment will require growth investors to identify beneath-the-surface growth opportunities in industries such as technology, biotechnology, energy, industrial cyclicals, and niche-oriented consumer goods. We remain dedicated to identifying these investment opportunities as they emerge in a select number of mid-cap and smaller-cap companies.

Thank you for your investment and continued confidence in the Strong Discovery Fund.

Thomas J. Pence
Portfolio Manager

A note to shareholders

This period was marked by the untimely death of our dear friend and colleague, Nicholas Truitt. Nick's accomplishments as Co-Manager of the Discovery Fund over the past two volatile years were exemplary. His kind heart, warm laughter, and exceptional intellect will be forever missed by me and my entire team.

Average Annual Total Returns
As of 6-30-03
----------------------------------------------

          1-year                         3.77%

          3-year                        -1.29%

          5-year                         2.31%

          10-year                        7.34%

          Since Fund Inception          11.51%
          (12-31-87)

Equity funds are volatile investments and should only be considered for long-term goals.

     Because smaller companies often have narrower markets and limited financial resources, investments in theses stocks present more risk than investments in those of larger, more established companies.

* The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. The Lipper Mid-Cap Core Funds Average is the average of all funds in the Lipper Mid-Cap Core Funds Category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Endeavor Fund
================================================================================

Your Fund's Approach

The Strong Endeavor Fund seeks capital growth. The Fund focuses, under normal conditions, on stocks (including common stocks and securities convertible into common stocks) of companies that its managers believe have above-average earnings growth prospects. The Fund invests primarily in large-capitalization companies but also invests in small- and medium-capitalization companies. The Fund's managers select companies that have attractive growth prospects (e.g., the potential for accelerated earnings growth because of management changes, new products, or changes in the economy), accelerating sales and earnings, and positive fundamentals (e.g., showing a growth trend or well-positioned in a growth industry). The Fund may also invest up to 25% of its net assets in foreign securities. In addition, the Fund may utilize an active trading approach. The managers may sell a stock when the company's growth prospects become less attractive or to take advantage of a better investment opportunity.

                    Growth of an Assumed $10,000 Investment+
                             From 4-6-01 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong                 Lipper Large-Cap
                 Endeavor      S&P 500      Growth Funds
                   Fund         Index*          Index*
Mar 01           $ 10,000      $ 10,000       $ 10,000
Jun 01           $ 10,820      $ 10,880       $ 10,500
Sep 01           $  9,050      $  9,284       $  8,414
Dec 01           $  9,940      $ 10,276       $  9,610
Mar 02           $  9,450      $ 10,304       $  9,366
Jun 02           $  8,050      $  8,924       $  7,884
Sep 02           $  6,870      $  7,383       $  6,621
Dec 02           $  7,030      $  8,005       $  6,908
Mar 03           $  6,980      $  7,753       $  6,802
Jun 03           $  8,000      $  8,946       $  7,721

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or a loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

In the first half of 2003, the Endeavor Fund advanced significantly and outperformed its broad-based index, the S&P 500 Index, as a result of individual security selection. Positions in beaten-down stocks rallied nicely as the period progressed. The Fund generated a year-to-date return of 13.80% compared to the S&P 500 Index, which generated a year-to-date return of 11.75% as of June 30, 2003.

War played a large role over the period

One of the most significant events during the first half of 2003 was the onset and conclusion of the major combat in Iraq. In the early part of the year, there was much uncertainty as to whether the war would take place at all and, if so, how long it might last. In such an environment, business leaders were unwilling to make significant capital expenditures or to hire new employees. As a result, the entire economy was in a holding pattern until the main thrust of the conflict ended in mid-April.

When the initial combat showed signs of coming to an end, consumer sentiment soared upward and the market experienced an increase in speculative activity, with market participants demonstrating a preference for riskier companies in the biotech, Internet, communication, technology, and cyclical sectors. As May progressed, however, actual evidence of an improving economy failed to materialize. In response, interest rates began to fall, which further fueled investor speculation, increasing demand for interest rate-sensitive and highly leveraged companies. During this period the Fund experienced most of its underperformance relative to the broad-based benchmark, as many of its investments were in higher-quality companies positioned to benefit from an eventual turn in the economy.

Finding select opportunities in many sectors

Our continued focus on extensive bottom-up research allowed us to identify several attractive investment opportunities for the Fund.

Our in-depth company and industry analysis led us to opportunities in some larger, leading Internet and media companies that we believe have outstanding growth prospects, strong business models, and solid near-term fundamentals.

Another research theme that contributed positively to the Fund's performance was post-secondary education space, where we invested in for-profit education providers and financers of student loans. Traditional media also provided us with an attractive investment theme, as highlighted by our positions in large multimedia stocks. Following the war in Iraq, these companies benefited from an improvement in advertising rates and consumer sentiment.

We underweighted consumer staples and pharmaceuticals, in comparison to the Russell 1000(R) Growth Index, based on our belief that these sectors did not offer growth opportunities commensurate with their stocks' premium valuations. It seemed to us that over the past few quarters many investors had been hiding out in these two industries, which were perceived to be relatively safe; this activity drove their valuations up to what we believed were unsustainable levels.

Looking ahead to a changing environment

With the many changes taking place across many industries in the U.S. economy, we believe this may be one of the most exciting times for the stock market in several years. Much of the recent optimism for an economic recovery rests on the implicit assumption that fiscal and monetary policies will be successful in stimulating capital spending and increasing earnings growth.

From our perspective, the backdrop for economic growth and the resumption of business spending will likely remain challenging, due to low interest rates and an ample supply of capital chasing a limited number of investment opportunities. However, it appears there are pockets of significant earnings growth materializing on many different fronts.

These are the result of technological innovations, rationalization of cost structures, or industry consolidation.

In our view, this environment will require growth investors to identify beneath-the-surface growth opportunities in industries such as technology, biotechnology, energy, industrial cyclicals, and niche-oriented consumer goods. We remain dedicated to identifying these investment opportunities as they emerge in a select number of mid-cap and smaller-cap companies.

Thank you for placing your confidence in the Strong Endeavor Fund.

Thomas J. Pence
Portfolio Co-Manager

D. Paul Berg
Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-03
----------------------------------------------

          1-year                        -0.62%

          Since Fund Inception          -9.51%
          (4-6-01)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Large Cap Growth Fund
================================================================================

Your Fund's Approach

The Strong Large Cap Growth Fund seeks capital growth. It invests, under normal conditions, at least 80% of its assets in stocks of large-capitalization companies that its manager believes offer the potential for capital growth. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Index* at the time of investment. The Fund's manager seeks to identify companies that have superior sales and earnings, enjoy a competitive advantage (e.g., dominant market share), and have effective management (e.g., high return on invested capital). Although the Fund can invest in stocks of any economic sector, at times it may emphasize the consumer cyclicals, healthcare, technology, or other sectors. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's return) and may utilize an active trading approach. The manager may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

                    Growth of an Assumed $10,000 Investment+
                            From 12-30-81 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong                Lipper Large-Cap
                Large Cap      S&P 500      Growth Funds
               Growth Fund      Index*         Index*
Dec 81          $  10,000     $  10,000      $  10,000
Dec 82          $  13,250     $  12,155      $  12,891
Dec 83          $  18,720     $  14,896      $  15,808
Dec 84          $  20,685     $  15,831      $  15,135
Dec 85          $  25,936     $  20,854      $  20,107
Dec 86          $  31,121     $  24,747      $  23,476
Dec 87          $  33,002     $  26,046      $  24,258
Dec 88          $  38,141     $  30,360      $  26,887
Dec 89          $  39,140     $  39,963      $  35,572
Dec 90          $  36,367     $  38,721      $  34,925
Dec 91          $  48,578     $  50,492      $  47,967
Dec 92          $  48,844     $  54,334      $  51,270
Dec 93          $  59,851     $  59,798      $  56,735
Dec 94          $  59,027     $  60,584      $  56,268
Dec 95          $  74,963     $  83,324      $  75,916
Dec 96          $  85,512     $ 102,443      $  91,524
Dec 97          $ 106,181     $ 136,608      $ 116,777
Dec 98          $ 140,208     $ 175,645      $ 159,368
Dec 99          $ 223,975     $ 212,601      $ 214,856
Dec 00          $ 193,951     $ 193,263      $ 172,576
Dec 01          $ 131,366     $ 170,311      $ 131,385
Dec 02          $  92,096     $ 132,685      $  94,449
Jun 03          $ 104,647     $ 148,278      $ 105,556

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Strong Large Cap Growth Fund was up solidly in the first six months of 2003, outperforming its broad-based benchmark index, the S&P 500 Index. The Fund generated a year-to-date return of 13.63% compared to the S&P 500 Index, which generated a year-to-date return of 11.75% as of June 30, 2003. The Fund outperformed during the year's first quarter, a period when the broader market declined slightly. In the second quarter, the market staged a strong rally, with the Fund performing in line with the benchmark.

The market's tone changed dramatically

Stocks sold off early in 2003, as the uncertainty surrounding war with Iraq, a continued sluggish economy, and weak earnings visibility gave investors little reason for confidence. At that time, we positioned the Fund fairly defensively, an approach that helped our relative and absolute performance in the period's early months.

The market began a powerful rally in March, as it became clear that our operations in Iraq would be relatively quick and successful. In addition, it became apparent that Congress was willing to cut taxes significantly in an effort to stimulate the U.S. economy. In this environment, we shifted our tactics quickly, moving to a more aggressive posture to benefit from the positive trend. The trifecta of historically low interest rates, a weakening dollar that makes U.S.-produced goods more attractive to foreign markets, and additional tax cuts are providing a great deal of stimulus to the U.S. economy.

This rush of liquidity was positive for stocks across the board, but it gave the biggest boost to the riskiest and highest P/E stocks. These include stocks of companies in the biotechnology, Internet, telecommunications, and technology sectors, as well as many companies that had previously been on the brink of bankruptcy.

Factors in the Fund's performance

The Fund's holdings in growth companies whose success is closely tied to the improving economy helped investment performance in the second quarter, particularly in April and May. In particular, the Fund overweighted technology, media, and biotech companies for much of the period, while underweighting more defensive sectors such as consumer staples as compared to the broad-based benchmark.

Our investment decision-making continued to rely heavily on our hands-on, intensive research process, seeking out those companies that are leaders in their industries or have the potential to become one. We look for companies with strong management teams, solid balance sheets, and sensible business models. Attention to valuations remains an important element of our decision-making process.

The outlook for growth investing

We continue to believe the environment for improving corporate profitability is providing investors with significant opportunities. As we have in the past, we continue to search out and invest in companies with strong competitive advantages that can generate superior earnings and revenue growth. These stocks don't lead the market every quarter, but we believe this can be a rewarding long-term strategy.

We believe the current environment is very similar to that which prevailed in the early 1960s, when low inflation, low interest rates, and moderate economic growth combined to help produce a strong cyclical bull market. We will continue to adhere to our active investment strategy emphasizing compelling investment themes based on changing demographics, medical advances, and unit growth, which we believe can lead us to sectors with the potential for superior growth over time.

Thank you for your investment in the Strong Large Cap Growth Fund. We appreciate the confidence you've placed in us.

Bruce C. Olson
Portfolio Manager


Average Annual Total Returns
As of 6-30-03
----------------------------------------------

          1-year                        -2.09%

          3-year                       -22.64%

          5-year                        -3.29%

          10-year                        6.81%

          Since Fund Inception          11.54%
          (12-30-81)

Equity funds are volatile investments and should only be considered for long-term goals.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Large Company Growth Fund
================================================================================

Your Fund's Approach

The Strong Large Company Growth Fund seeks total return by investing for income and capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in securities of approximately 50 large-capitalization companies that its managers believe offer the potential for capital growth, consisting primarily of income-producing equity securities. To identify stocks that offer the opportunity for capital growth, the managers look for stocks that have a record of growth in the areas of sales, earnings, or book value, and stocks that have above-average returns on capital and equity. A proven management team and business model are also evaluated to determine whether historic growth rates can be replicated in the future. To select investments, the managers emphasize capital appreciation and current yield. The Fund may also utilize an active trading approach. The managers may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

                    Growth of an Assumed $10,000 Investment+
                             From 11-3-97 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong                  Lipper Large-Cap
               Large Company     S&P 500      Growth Funds
                Growth Fund      Index*          Index*
Oct 97           $ 10,000       $ 10,000        $ 10,000
Dec 97           $ 10,106       $ 10,366        $ 10,339
Jun 98           $ 11,227       $ 12,201        $ 12,456
Dec 98           $ 11,605       $ 13,328        $ 14,110
Jun 99           $ 13,791       $ 14,978        $ 15,801
Dec 99           $ 17,657       $ 16,132        $ 19,023
Jun 00           $ 19,285       $ 16,064        $ 19,067
Dec 00           $ 18,248       $ 14,665        $ 15,280
Jun 01           $ 16,891       $ 13,683        $ 12,710
Dec 01           $ 16,610       $ 12,923        $ 11,633
Jun 02           $ 14,467       $ 11,224        $  9,544
Dec 02           $ 13,605       $ 10,068        $  8,362
Jun 03           $ 15,275       $ 11,251        $  9,346

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund began the year slightly behind its broad-based benchmark, the S&P 500 Index, as lower-quality stocks outperformed higher-quality issues.

As war with Iraq loomed on the horizon, however, investors sought more conservative investments, allowing the Fund and its higher-quality names to outperform. As a result, the Fund finished the first quarter slightly ahead of its broad-based benchmark.

In the second quarter, however, as the war came to a quick resolution and investors gained confidence in the prospects for economic recovery, stocks staged a powerful rally, with riskier stocks once again taking the lead. This left our returns slightly ahead those of our broad-based benchmark for the six months. The Fund generated a year-to-date return of 12.27% compared to the S&P 500 Index, which generated a year-to-date return of 11.75% as of June 30, 2003. All in all, it was a volatile but positive first half of the year.

An eventful six months

Three significant events took place during the first six months of 2003 that were all positive for the stock market. First, the war with Iraq came to a rather quick resolution; second, the Fed made a huge injection of liquidity into the capital markets as it continued to battle deflation; and third, new tax legislation was enacted that greatly benefits equity ownership. These were clearly near-term positive events for the stock market and the Fund, but as is so often the case, not all stocks react the same way at the same time.

The most immediate and dramatic beneficiaries of the Fed's action were all of the companies that appeared to be priced for extinction. These low-quality/low-priced stocks received a pardon of sorts, moving off of death row and experiencing dramatic upward moves as it became obvious that they were not going out of business--at least not yet. More volatile stocks, such as those in the technology sector, did very well, as did some high-dividend payers including companies in the utilities and telecommunications sectors.

The Fund's higher-quality orientation has served it very well over the past couple of years, but during this lower-quality rally we have added some names that are better positioned to participate in today's liquidity-driven environment.

A disciplined investment approach

We believe that over time, the markets are very efficient allocators of capital. That is, the best companies run by the best people with the best returns on capital will eventually attract the capital. But in the real world, there are also short-term periods of inefficiency. With this in mind, we have adopted a very disciplined process to manage money on a year-to-year basis.

First, we like to keep the portfolio very nearly fully invested; second, we generally keep our allocation to market sectors in line with those of the Russell 1000(R) Growth Index; and third, we focus the bulk of our energies on stock-picking. In selecting stocks, we look at the long term--that is, identifying stocks that will attract capital over the long run. We also look at stocks more likely to benefit over the short term--those that are attracting capital today.

Sometimes, the long-run and short-run stocks are one and the same, but more often than not, there are differences. Clearly this year so far is shaping up in the latter profile, and during the first half of the year, we made some changes to the portfolio to participate in the lower-quality rally. Of course, we also kept significant positions in higher-quality companies more likely to perform well in the long run.

Our outlook

Although the economy is still sluggish and geopolitical risks remain, for the time being it appears that liquidity will continue to allow the market to rally. The old Wall Street adage "Don't fight the Fed, and don't fight the tape" appears to be holding true--especially when faced, as we are now, with massive deficit spending, tax reductions, and a President campaigning for reelection. At the moment, it appears that the direction of least resistance may be upward.

Thank you for your investment in the Strong Large Company Growth Fund.

Christopher H. Wiles
Portfolio Co-Manager

Lawrence E. Eakin, Jr.
Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-03
----------------------------------------------

          1-year/1/                      4.54%

          3-year                        -7.48%

          5-year                         6.35%

          Since Fund Inception           7.78%
          (11-3-97)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     The performance of the Fund prior to 9-16-02 is based on the performance of the Rockhaven Premier Dividend Fund (the predecessor Fund) and does not reflect the Fund's maximum sales charge of 5.75%, which was charged from 9-17-99 through 9-15-02.

/1/ Average annual total returns include a 1.00% redemption fee (as a percentage of redemption proceeds) imposed on redemptions made within 12 months of purchase.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong U.S. Emerging Growth Fund
================================================================================

Your Fund's Approach

The Strong U.S. Emerging Growth Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks of U.S. companies that appear to have relatively strong long-term growth potential in revenues and profitability. The Fund generally invests in the stocks of small- and medium-capitalization companies, although the Fund can invest in stocks of any size. To identify these companies, the managers look for several characteristics, including strong revenue growth, high return on invested capital, overall financial strength, competitive advantages, reasonable current stock price, effective management, and competence in research, development, and marketing. Although the Fund can invest in stocks of any economic sector, at times it may emphasize the technology sector or other sectors. The managers may choose to sell a holding if its value becomes unattractive (e.g., when its fundamental qualities deteriorate or when other investment opportunities exist that have more attractive returns).

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-98 to 6-30-03

                              [CHART APPEARS HERE]

              The Strong                        Lipper Small-Cap
            U.S. Emerging     Russell 2000(R)     Growth Funds
             Growth Fund          Index*             Index*
Dec 98         $ 10,000          $ 10,000           $ 10,000
Mar 99         $ 12,080          $  9,458           $  9,675
Jun 99         $ 12,330          $ 10,928           $ 11,053
Sep 99         $ 13,000          $ 10,237           $ 11,253
Dec 99         $ 19,886          $ 12,126           $ 16,117
Mar 00         $ 24,038          $ 12,985           $ 19,003
Jun 00         $ 25,307          $ 12,494           $ 17,986
Sep 00         $ 24,393          $ 12,632           $ 17,702
Dec 00         $ 19,943          $ 11,759           $ 14,787
Mar 01         $ 15,085          $ 10,994           $ 11,996
Jun 01         $ 18,976          $ 12,565           $ 13,996
Sep 01         $ 12,494          $  9,953           $ 10,493
Dec 01         $ 15,782          $ 12,052           $ 12,869
Mar 02         $ 14,731          $ 12,532           $ 12,683
Jun 02         $ 12,609          $ 11,485           $ 10,973
Sep 02         $ 10,549          $  9,027           $  8,833
Dec 02         $ 10,424          $  9,583           $  9,314
Mar 03         $ 10,081          $  9,153           $  8,967
Jun 03         $ 12,463          $ 11,297           $ 11,060

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Small-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Over the six months ended June 30, 2003, the Fund performed in line with its broad-based benchmark, the Russell 2000 Index. Volatility prevailed in the year's first quarter, as daily mood swings over the impending and then progressive war in Iraq overshadowed the markets. In the second quarter, as the war concluded, the market began to rally. Consumer sentiment rebounded from very depressed levels, and capital spending numbers are beginning to improve after years of very poor results. These factors all contributed to a strong second quarter for the Fund. As of June 30, 2003, the Fund generated a year-to-date return of 19.56%.

Market turned in the second quarter

The war in Iraq was likely the most important event in the first half of 2003. As consumer and business confidence plummeted in anticipation of the war, equity markets languished. In this choppy environment, the market's direction was dictated more by emotions than fundamentals.

With the quick resolution of the war in the second quarter, the markets began to rebound, as investors turned their focus to the prospects for economic recovery. The Federal Reserve's interest-rate cuts, coupled with aggressive fiscal stimulus in the form of tax reductions, sparked investors' confidence in an improving economy and helped to drive the markets strongly upward.

Over the first half of 2003, we saw a continuation of the yearlong trend of growth stocks outperforming their value-oriented counterparts, as measured by the Russell 2000(R) Growth Index.

Preparing for economic recovery

In November 2002, we repositioned the Fund to benefit from an environment of improving business conditions and increasing consumer confidence. We anticipated that the Federal Reserve would continue its efforts to stimulate the economy in 2003, as the Fed signaled concerns about deflation occurring in the United States. Given the economy's overall weakness in the first quarter, however, this positioning hurt our performance in the year's early months. In the second quarter, however, as the economy showed signs of improvement and the markets moved upward, our strategy had positive impact on fund returns.

Given our economic outlook, we added to the Fund's positions in those sectors that have traditionally done well coming out of slow economic periods. These include truckers, freight forwarders, restaurants, and technology. We also began to add to our position in the energy sector.

After three years with almost no drilling activity, the numbers of active rigs are beginning to move up. Further, we believe that given the very tight current supply situation for natural gas, a new production cycle for that commodity may be beginning.

We reduced our holdings in some of the more defensive stocks in our portfolio. These positions were beneficial in more uncertain times, but such companies historically have not participated as strongly in an economic recovery.

Our outlook for the months ahead

As the U.S. economy moves more decisively toward recovery, we believe that corporate profits will exceed expectations over the remainder of 2003. The improving economy, along with low interest rates, low inflation, and large stockpiles of cash sitting on the investment sidelines, could all be positive for the equity markets in general, and particularly for smaller-cap growth stocks. In addition, we believe we are just about one year into a cycle of growth stocks outperforming value based on total returns--as measured by the Russell 2000 Growth Index--and these cycles have historically lasted three to five years. We thus believe that there is potential for the environment for growth investing to remain favorable for some time.

We thank you for your investment in the Strong U.S. Emerging Growth Fund.

Thomas L. Press
Portfolio Co-Manager

Donald M. Longlet
Portfolio Co-Manager

Robert E. Scott
Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-03
----------------------------------------------

          1-year                        -1.16%

          3-year                       -21.03%

          Since Fund Inception           5.02%
          (12-31-98)

The Fund's return since inception was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

* The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. The Lipper Small-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Growth Funds Category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Enterprise Fund
================================================================================

Your Fund's Approach

The Strong Enterprise Fund seeks capital growth. The Fund invests, under normal conditions, in stocks of small- and medium-capitalization companies, though it may invest in companies of any size. It focuses on companies that the manager believes are positioned for rapid growth of revenue and earnings. The Fund's manager strives to find leading companies in rapidly growing industries such as business services, computer and digital products, financial services, healthcare services, Internet-related companies, medical technology, retail, and telecommunication. Companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy also may be attractive candidates for the portfolio. The Fund may also invest up to 25% of its net assets in foreign securities. In addition, the Fund may utilize an active trading approach. If there is a change in the company's growth prospects or a deterioration in the company's fundamental qualities, the manager may sell that company's stock.

                    Growth of an Assumed $10,000 Investment+
                             From 9-30-98 to 6-30-03

                              [CHART APPEARS HERE]

             The Strong      Russell     Lipper Mid-Cap
             Enterprise     Midcap(R)     Growth Funds
                Fund          Index*         Index*
Sep 98        $ 10,000      $ 10,000        $ 10,000
Dec 98        $ 14,743      $ 11,844        $ 12,595
Mar 99        $ 17,255      $ 11,788        $ 13,062
Jun 99        $ 20,732      $ 13,068        $ 14,633
Sep 99        $ 24,777      $ 11,945        $ 14,779
Dec 99        $ 42,436      $ 14,003        $ 21,879
Mar 00        $ 48,127      $ 15,415        $ 25,000
Jun 00        $ 40,378      $ 14,720        $ 22,820
Sep 00        $ 39,360      $ 15,722        $ 23,545
Dec 00        $ 29,801      $ 15,158        $ 18,350
Mar 01        $ 23,435      $ 13,567        $ 14,132
Jun 01        $ 25,694      $ 14,861        $ 16,064
Sep 01        $ 19,916      $ 12,207        $ 12,151
Dec 01        $ 23,257      $ 14,306        $ 14,484
Mar 02        $ 22,794      $ 14,913        $ 14,071
Jun 02        $ 19,843      $ 13,489        $ 11,968
Sep 02        $ 16,639      $ 11,110        $  9,895
Dec 02        $ 16,702      $ 11,990        $ 10,360
Mar 03        $ 16,513      $ 11,707        $ 10,193
Jun 03        $ 19,265      $ 13,845        $ 11,994

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(R) Index and the Lipper Mid-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary, due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

During the first six months of 2003, the Enterprise Fund delivered its strongest six-month performance since 1999. The Fund rallied when the stock market sprang back to life, as investors anticipated an improving economic environment after the Iraq war. This enthusiasm eventually produced an increased appetite among investors for riskier investments and a relatively speculative environment.

The Enterprise Fund slightly underperformed its broad-based benchmark, the Russell Midcap Index. The Fund's preference for higher-quality technology and energy companies, rather than smaller, more speculative investments, is largely responsible for this relative performance.

War began and ended swiftly

One of the most significant events during the first half of 2003 was the onset and conclusion of major combat in the war in Iraq. In the early part of the year, there was much uncertainty as to whether the war would take place at all and, if so, how long it might last. In such an environment, business leaders were unwilling to make significant capital expenditures or to hire new employees. As a result, the entire economy was in a holding pattern until the main thrust of the conflict ended in mid-April.

As the war drew closer to an end, consumer sentiment soared upward, and the market experienced an increase in speculative activity, with market participants demonstrating a preference for riskier companies in the biotech, Internet, communication, technology, and cyclical sectors. As May progressed, however, actual evidence of an improving economy failed to materialize. In response, interest rates began to fall, which further fueled investor speculation, increasing demand for interest rate-sensitive and highly leveraged companies. During this period the Fund experienced most of its underperformance, as many of its investments were in higher-quality companies positioned to benefit from an eventual turn in the economy.

Other contributing factors to the strong equity market in May and June were the announcements out of Washington of a dividend tax cut, a corporate spending stimulus package, and a Medicare drug benefit program.

Shifting market sentiment toward technology

Early in the year, we positioned the Fund with a significant underweighting in technology, as compared to the Russell Midcap Growth Index. We adopted this posture in anticipation of a reversal of the speculative run-up many of these stocks had experienced in the fourth quarter of 2002. That reversal materialized in late January and continued through March, during which time we accumulated shares of the high-quality technology companies--names we believed would rebound with the economy as the conflict in Iraq subsided. We also reduced our energy exposure in early March, anticipating that energy prices would fall from their record highs and that consequently, the stocks of oil producers and oil service companies would underperform relative to the Russell Midcap Growth Index. The eventual rebound of smaller, speculative technology companies and the continuation of higher energy prices after the war made these strategies less than optimal.

On the positive side, the Fund's overweighted position, relative to the Russell Midcap Growth Index, in the automotive and transportation sectors performed well during the period. In addition, tax cuts that were perceived as favorable to businesses and consumers created a tailwind for our holdings in the advertising, media, and retail sectors.

Seeking pockets of opportunity

With the many changes taking place across many industries in the U.S. economy, we believe this may be one of the most exciting times for the stock market in several years. Much of the recent optimism for an economic recovery rests on the implicit assumption that fiscal and monetary policies will be successful in stimulating capital spending and increasing earnings growth.

From our perspective, the backdrop for economic growth and the resumption of business spending will likely remain challenging, due to low interest rates and an ample supply of capital chasing a limited number of investment opportunities. However, it appears there are pockets of significant earnings growth materializing on many different fronts. These are the result of technological innovations, rationalization of cost structures, or industry consolidation.

In our view, this environment will require growth investors to identify beneath-the-surface growth opportunities in industries such as technology, biotechnology, energy, industrial cyclicals, and niche-oriented consumer goods. We remain dedicated to identifying these investment opportunities as they emerge in a select number of mid-cap and smaller-cap companies.

Thank you for your investment in the Strong Enterprise Fund.

Thomas J. Pence
Portfolio Manager

Average Annual Total Returns
As of 6-30-03

Investor Class/1/
----------------------------------------------

          1-year                        -2.91%

          3-year                       -21.86%

          Since Fund Inception          14.81%
          (9-30-98)

Advisor Class/2/
----------------------------------------------

          1-year                        -2.50%

          3-year                       -21.87%

          Since Fund Inception          14.68%
          (9-30-98)

Class K/1/, /3/
----------------------------------------------

          1-year                        -2.33%

          3-year                       -21.70%

          Since Fund Inception          14.95%
          (9-30-98)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/3/ The performance of Class K shares prior to 8-30-02 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

     Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

* The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 26% of the total market capitalization of the Russell 1000(R) Index. The Lipper Mid-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Growth Funds Category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Growth 20 Fund
================================================================================

Your Fund's Approach

The Strong Growth 20 Fund seeks capital growth. The Fund focuses, under normal conditions, on the stocks of 20 to 30 companies that its manager believes have favorable prospects for superior growth of earnings but are selling at reasonable valuations based on their earnings, cash flow, or asset value.
The portfolio can include stocks of any size. Although the Fund can invest in stocks of any economic sector, at times it may emphasize the consumer cyclicals, healthcare, and technology sectors or other sectors. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's return) and may utilize an active trading approach. The manager may sell a stock when the company's growth prospects become less attractive.

                    Growth of an Assumed $10,000 Investment+
                             From 6-30-97 to 6-30-03

                              [CHART APPEARS HERE]

             The Strong                   Lipper Mid-Cap
             Growth 20       S&P 500       Growth Funds
                Fund          Index*         Index*
Jun 97        $ 10,000       $ 10,000       $ 10,000
Dec 97        $ 11,387       $ 11,057       $ 10,955
Jun 98        $ 13,129       $ 13,015       $ 12,789
Dec 98        $ 15,545       $ 14,217       $ 13,672
Jun 99        $ 18,891       $ 15,977       $ 15,626
Dec 99        $ 32,563       $ 17,208       $ 20,009
Jun 00        $ 35,646       $ 17,136       $ 21,489
Dec 00        $ 29,199       $ 15,643       $ 17,597
Jun 01        $ 19,973       $ 14,596       $ 14,999
Dec 01        $ 17,127       $ 13,785       $ 13,170
Jun 02        $ 14,152       $ 11,972       $ 10,518
Dec 02        $ 11,840       $ 10,740       $  9,242
Jun 03        $ 13,165       $ 12,002       $ 10,687

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary, due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

For the first half of 2003, the Growth 20 Fund had solid absolute returns, though its performance slightly lagged that of its broad-based benchmark, the S&P 500 Index. The Fund outperformed during the first quarter, when the overall market declined slightly, then performed more in line with--though below--the broad-based benchmark during the second-quarter rally. The Fund generated a year-to-date return of 11.19% compared to the S&P 500 Index, which generated a year-to-date return of 11.75% as of June 30, 2003.

The market's tone shifted markedly

While we entered the year with a sense of cautious optimism, the beginning of 2003 saw a continuation of the worries that plagued the market over the preceding three years, particularly concerns over the state of the economy and the health of the U.S. consumer. Added to these was the uncertainty surrounding the impending war with Iraq and other geopolitical tensions. Stocks sold off early in the year in response to these factors.

In time, however, a positive reality began to offset these fears. When first-quarter results came in, profit growth proved to be strong. The war in Iraq was doing well. Compounding the impact of this good news were the continued easing of interest rates by the Federal Reserve, acceleration of income tax cuts, and reductions in the tax rates on dividends and capital gains. A weaker U.S. dollar also helped by making our goods more attractive in foreign markets. All together, these conditions helped to spur a sweeping stock market rally, with virtually every market sector producing solid, positive returns during the second quarter and for the six months overall.

Factors in the Fund's performance

The top contributors to the Fund's performance were in the healthcare sector, an area witnessing outstanding growth in revenue and earnings. Demographic trends are doing much to support this sector, as an aging population demands more and better health-related products and services. Other pockets of strength included education and communications technology. The most significant areas of weakness included retail and energy.

In making our investment decisions over the period, we continued to rely heavily on our hands-on, research-intensive investment process, looking for those companies that are leaders in their industries or have the potential to become one. We seek out companies with strong management teams, solid balance sheets, and sensible business models.

Our outlook for growth investing

We continue to believe the environment for improving corporate profitability is providing investors with significant opportunities. As we have in the past, we continue to search out and invest in companies with strong competitive advantages that we believe can generate superior earnings and revenue growth. These stocks don't lead the market every quarter, but we believe this is a rewarding long-term strategy.

We believe the current environment is very similar to that which prevailed in the early 1960s, when low inflation, low interest rates, and moderate economic growth combined to help produce a strong cyclical bull market. We will continue to adhere to our active investment strategy, emphasizing compelling investment themes based on changing demographics, medical advances, and unit growth, which we believe can lead us to sectors with the potential for superior growth over time.

Thank you for your investment in the Strong Growth 20 Fund.

Brandon M. Nelson
Portfolio Manager

Average Annual Total Returns
As of 6-30-03

Investor Class
----------------------------------------------
          1-year                        -6.98%

          3-year                       -28.25%

          5-year                         0.05%

          Since Fund Inception           4.69%
          (6-30-97)

Advisor Class/1/
----------------------------------------------
          1-year                        -6.67%

          3-year                       -28.20%

          5-year                        -0.01%

          Since Fund Inception           4.59%
          (6-30-97)

The Fund's return since inception was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/1/ The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

     The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Multi-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Growth Fund
================================================================================

Your Fund's Approach

The Strong Growth Fund seeks capital growth. The Fund focuses, under normal conditions, on stocks of companies that its manager believes have favorable prospects for superior growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The portfolio can include stocks of any size. Although the Fund can invest in stocks of any economic sector, at times it may emphasize the consumer cyclicals, healthcare, and technology sectors or other sectors. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's return) and may utilize an active trading approach. The manager may sell a stock when the company's growth prospects become less attractive.

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-93 to 6-30-03

                              [CHART APPEARS HERE]

                                                         Lipper
                The Strong                              Multi-Cap
                  Growth            S&P 500           Growth Funds
                   Fund              Index*              Index*
Dec 93         $     10,000      $       10,000      $       10,000
Dec 94         $     11,727      $       10,132      $        9,718
Dec 95         $     16,535      $       13,934      $       12,994
Dec 96         $     19,763      $       17,132      $       15,314
Dec 97         $     23,528      $       22,845      $       18,828
Dec 98         $     29,877      $       29,373      $       23,497
Dec 99         $     52,302      $       35,553      $       34,389
Dec 00         $     47,473      $       32,319      $       30,244
Dec 01         $     31,146      $       28,481      $       22,634
Dec 02         $     23,271      $       22,189      $       15,884
Jun 03         $     26,654      $       24,797      $       18,367

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The first half of 2003 was very much a tale of two quarters. In the first quarter, results were essentially flat, as the markets first continued their sell-off from late 2002, then began to rally toward the second half of March. In the second quarter, however, the equity markets improved sharply, posting their strongest quarter in years. In this environment, the Strong Growth Fund outperformed its benchmark by generating a year-to-date return of 14.53% compared to the S&P 500 Index return of 11.75% as of June 30, 2003.

A strong market rally

While we entered the year with a sense of cautious optimism, the beginning of 2003 saw a continuation of the worries that plagued the market over the preceding three years, particularly concerns over the state of the economy and the health of the U.S. consumer. Added to these was the uncertainty surrounding the impending war with Iraq and other geopolitical tensions.

In time, however, a positive reality began to offset these fears. When first-quarter results came in, profit growth proved to be strong. The war in Iraq was successful and relatively short in duration.

Compounding the impact of this good news was continued easing of interest rates by the Federal Reserve, acceleration of income tax cuts, and reductions in the tax rates on dividends and capital gains.

Finally, improvement in the corporate bond market had significant impact on equities as well; the tightening of yield spreads on corporate debt provided companies with a significant opportunity to improve their balance sheets. Taken all together, these factors helped to spur a sweeping stock market rally, with virtually every market sector producing solid, positive returns.

Changes to the portfolio contributed to performance

The Fund entered 2003 fully invested, with an emphasis on companies and sectors positioned to benefit most strongly from an improving economy. We had taken the opportunity in late 2002 and early 2003 to reduce some of the Fund's weighting in the consumer area, as we saw attractive opportunities to invest in growth stocks in other sectors such as technology and healthcare.

We had also increased our allocation to energy-related stocks, as in our assessment a very tight market for natural gas presented a good growth opportunity for a number of companies. These changes made positive contributions to our results in the first half of the year. Near the end of the six-month period, we shifted some assets back to consumer stocks that we believe offer superior growth prospects going forward.

In making all of these decisions, we relied heavily on our hands-on, research-intensive investment process, seeking out those companies that are leaders in their industries or have the potential to become one. We seek out those companies with strong management teams, solid balance sheets, and sensible business models. Attention to valuations remains an important element of our decision-making process.

Our outlook

We continue to believe the environment for improving corporate profitability is providing investors with significant opportunities. As we have in the past, we continue to search out and invest in companies with strong competitive advantages that can generate superior earnings and revenue growth. These stocks don't lead the market every quarter, but we believe this can be a rewarding long-term strategy.

We believe the current environment is very similar to that which prevailed in the early 1960s, when low inflation, low interest rates, and moderate economic growth combined to help produce a strong cyclical bull market. We will continue to adhere to our active investment strategy, emphasizing compelling investment themes based on changing demographics, medical advances, and unit growth, which we believe can lead us to sectors with the potential for superior growth over time.

Thank you for your investment in the Strong Growth Fund. We appreciate the confidence you've continued to place in us.

Thomas C. Ognar
Portfolio Manager

Average Annual Total Returns
As of 6-30-03

Investor Class
----------------------------------------------

          1-year                         0.80%

          3-year                       -22.25%

          5-year                        -0.53%

          Since Fund Inception          10.88%
          (12-31-93)

Institutional Class/2/
----------------------------------------------

          1-year                         1.51%

          3-year                       -21.69%

          5-year                        -0.07%

          Since Fund Inception          11.14%
          (12-31-93)

Advisor Class/3/
----------------------------------------------

          1-year                         0.80%

          3-year                       -22.35%

          5-year                        -0.72%

          Since Fund Inception          10.60%
          (12-31-93)

Class C/1/, /4/
----------------------------------------------

          1-year                        -1.01%

          3-year                       -23.02%

          5-year                        -1.60%

          Since Fund Inception           9.62%
          (12-31-93)

Class K/1/, /5/
----------------------------------------------

          1-year                         1.73%

          3-year                       -22.01%

          5-year                        -0.35%

          Since Fund Inception          10.98%
          (12-31-93)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ The performance of the Institutional Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/3/ The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/4/ The performance of Class C shares prior to 12-26-02 is based on the Fund's Investor Class shares' performance restated for the higher expense ratio of the Class C shares. Please consult a prospectus for information about all share classes. Average annual total returns include a 1.00% contingent deferred sales charge imposed on redemptions made within 12 months of purchase.

/5/ The performance of Class K shares prior to 8-30-02 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Multi-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                 June 30, 2003 (Unaudited)
-------------------------------------------------------------------------------

                              STRONG BLUE CHIP FUND

                                                   Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Common Stocks 92.5%
Banks - Money Center 4.3%
Citigroup, Inc.                                        184,800   $    7,909,440

Building - Resident/Commercial 10.2%
Centex Corporation                                      59,600        4,636,284
D.R. Horton, Inc.                                      176,700        4,965,270
Lennar Corporation Class A                              69,800        4,990,700
Pulte Homes, Inc.                                       68,700        4,236,042
                                                                 --------------
                                                                     18,828,296

Computer - Local Networks 3.1%
Cisco Systems, Inc. (b)                                343,600        5,734,684

Computer - Manufacturers 3.0%
Dell, Inc. (b)                                         175,300        5,602,588

Computer - Memory Devices 1.9%
EMC Corporation (b)                                    334,000        3,496,980

Computer Software - Desktop 3.3%
Microsoft Corporation                                  238,200        6,100,302

Computer Software - Enterprise 1.5%
Oracle Systems Corporation (b)                         221,900        2,667,238

Diversified Operations 5.3%
AOL Time Warner, Inc. (b)                              255,800        4,115,822
General Electric Company                               197,500        5,664,300
                                                                 --------------
                                                                      9,780,122

Electronics - Semiconductor Manufacturing 4.5%
Analog Devices, Inc. (b)                               137,000        4,770,340
Intel Corporation                                      168,900        3,510,418
                                                                 --------------
                                                                      8,280,758

Finance - Investment Brokers 4.8%
The Goldman Sachs Group, Inc.                           67,600        5,661,500
Lehman Brothers Holdings, Inc.                          48,100        3,197,688
                                                                 --------------
                                                                      8,859,188

Financial Services - Miscellaneous 3.0%
First Data Corporation                                 132,100        5,474,224

Food - Miscellaneous Preparation 2.1%
PepsiCo, Inc.                                           86,100        3,831,450

Insurance - Brokers 2.0%
Marsh & McLennan Companies, Inc.                        71,400        3,646,398

Internet - E*Commerce 6.1%
eBay, Inc. (b)                                          53,900        5,615,302
InterActiveCorp (b)                                    141,300        5,591,241
                                                                 --------------
                                                                     11,206,543

Internet - Internet Service
 Provider/Content 3.3%
Yahoo! Inc. (b)                                        186,300        6,103,188

Medical - Biomedical/Genetics 7.4%
Amgen, Inc. (b)                                         92,700        6,158,988
Gilead Sciences, Inc. (b)                               71,900        3,996,202
Medimmune, Inc. (b)                                     91,800        3,338,766
                                                                 --------------
                                                                     13,493,956

Medical - Ethical Drugs 6.5%
Forest Laboratories, Inc. (b)                          104,700        5,732,325
Pfizer, Inc.                                           182,000        6,215,300
                                                                 --------------
                                                                     11,947,625

Medical - Generic Drugs 3.1%
Teva Pharmaceutical Industries, Ltd. ADR               101,500        5,778,395

Medical - Products 4.3%
Boston Scientific Corporation (b)                       72,700        4,441,970
St. Jude Medical, Inc. (b)                              60,800        3,496,000
                                                                 --------------
                                                                      7,937,970

Medical - Wholesale
 Drugs/Sundries 2.1%
AmerisourceBergen Corporation                           54,100        3,751,835

Oil & Gas - Field Services 1.8%
Schlumberger, Ltd.                                      70,500        3,353,685

Oil & Gas - United States
 Exploration & Production 1.0%
Burlington Resources, Inc.                              32,000        1,730,240

Retail/Wholesale - Building
 Products 2.6%
The Home Depot, Inc.                                    71,500        2,368,080
Lowe's Companies, Inc.                                  56,700        2,435,265
                                                                 --------------
                                                                      4,803,345

Telecommunications - Cellular 3.8%
Nextel Communications, Inc. Class A (b)                382,000        6,906,560

Tobacco - 1.5%
Altria Group, Inc.                                      61,500        2,794,560
-------------------------------------------------------------------------------
Total Common Stocks (Cost $150,006,192)                             170,019,570
-------------------------------------------------------------------------------
Short-Term Investments (a) 7.9%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/30/03), 1.20%,
 Due 7/01/03 (Repurchase proceeds
 $13,100,437); Collateralized by: United
 States Government & Agency Issues (c)            $ 13,100,000       13,100,000
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $1,476,031); Collateralized by: United
 States Government & Agency Issues (c)               1,476,000        1,476,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $14,576,000)                      14,576,000
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $164,582,192) 100.4%                                          184,595,570
Other Assets & Liabilities, Net (0.4%)                                 (777,825)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $  183,817,745
===============================================================================

                              STRONG DISCOVERY FUND

                                                   Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Common Stocks 98.5%
Auto/Truck - Original Equipment 1.2%
Eaton Corporation                                       22,300   $    1,753,003

Banks - Northeast 1.2%
Mercantile Bankshares Corporation                       43,515        1,713,621

-------------------------------------------------------------------------------

                                                   Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Beverages - Soft Drinks 0.7%
Cott Corporation (b)                                    49,390   $    1,021,879

Building - Mobile/Manufacturers & RV 0.4%
Champion Enterprises, Inc. (b)                         117,500          608,650

Chemicals - Fertilizers 0.7%
Agrium, Inc.                                            98,165        1,075,888

Commercial - Leasing Companies 0.6%
Ryder Systems, Inc.                                     32,900          842,898

Commercial Services - Advertising 1.6%
Lamar Advertising Company (b)                           67,730        2,384,773

Commercial Services - Business
 Services 0.7%
The Advisory Board Company (b)                          26,700        1,081,884

Commercial Services - Miscellaneous 0.4%
Corporate Executive Board Company (b)                   12,700          514,731

Commercial Services - Schools 1.4%
Career Education Corporation (b)                        31,000        2,121,020

Commercial Services - Staffing 1.1%
kforce.com, Inc. (b)                                       400            1,932
Monster Worldwide, Inc. (b)                             84,910        1,675,274
                                                                 --------------
                                                                      1,677,206

Computer - Integrated Systems 0.5%
Symbol Technologies, Inc.                               53,500          696,035

Computer - Local Networks 1.0%
Juniper Networks, Inc. (b)                             116,400        1,439,868

Computer Software - Desktop 0.8%
Adobe Systems, Inc.                                     37,460        1,201,342

Computer Software - Enterprise 1.9%
Mercury Interactive Corporation (b)                     49,135        1,897,102
Siebel Systems, Inc. (b)                                96,100          916,794
                                                                 --------------
                                                                      2,813,896

Computer Software - Financial 0.7%
Sungard Data Systems, Inc. (b)                          40,400        1,046,764

Computer Software - Security 1.1%
Symantec Corporation (b)                                36,670        1,608,346

Consumer Products - Miscellaneous 0.5%
Select Comfort Corporation (b)                          43,600          717,220

Diversified Operations 1.8%
Alleghany Corporation (b)                                8,423        1,608,793
Wesco Financial Corporation                              3,481        1,086,072
                                                                 --------------
                                                                      2,694,865

Electrical - Equipment 0.8%
Regal-Beloit Corporation                                57,460        1,097,486

Electronics - Semiconductor
 Equipment 3.9%
ChipPAC, Inc. Class A (b)                              204,200        1,566,214
Cymer, Inc. (b)                                         34,900        1,101,444

KLA-Tencor Corporation (b)                              48,750        2,266,388
Novellus Systems, Inc. (b)                              20,600          754,393
                                                                 --------------
                                                                      5,688,439

Electronics - Semiconductor
 Manufacturing 5.6%
Altera Corporation (b)                                  81,400        1,334,960
Applied Micro Circuits Corporation (b)                 144,500          874,225
Intersil Holding Corporation Class A (b)                73,600        1,958,496
Microchip Technology, Inc.                              44,250        1,089,877
Micron Technology, Inc. (b)                             73,700          857,131
Semtech Corporation (b)                                 74,800        1,065,152
Xilinx, Inc. (b)                                        40,900        1,035,179
                                                                 --------------
                                                                      8,215,020

Finance - Consumer/Commercial Loans 0.5%
Providian Financial Corporation (b)                     73,500          680,610

Finance - Equity REIT 0.5%
Vornado Realty Trust                                    16,975          740,110

Finance - Investment Brokers 1.0%
Legg Mason, Inc.                                        21,500        1,396,425

Finance - Investment Management 1.6%
Neuberger Berman, Inc.                                  42,100        1,680,211
SEI Investments Company                                 19,210          614,720
                                                                 --------------
                                                                      2,294,931

Finance - Publicly Traded Investment
 Funds-Equity (Non 40 Act) 0.0%
Biotech Holders Trust                                       70            8,628

Financial Services - Miscellaneous 0.9%
Investors Financial Services Corporation                42,800        1,241,628

Food - Meat Products 0.2%
Seaboard Corporation                                     1,177          243,639

Household - Audio/Video 0.7%
Harman International Industries, Inc.                   12,155          961,947

Household - Office Furniture 0.2%
Furniture Brands International, Inc. (b)                13,800          360,180

Insurance - Property/Casualty/Title 1.5%
Erie Indemnity Company Class A                          16,900          697,125
White Mountains Insurance Group, Ltd.                    3,650        1,441,750
                                                                 --------------
                                                                      2,138,875

Internet - E*Commerce 1.0%
Priceline.com, Inc. (b)                                 62,338        1,391,392

Internet - Software 0.8%
BEA Systems, Inc. (b)                                  103,520        1,124,227

Leisure - Gaming 0.7%
Harrah's Entertainment, Inc. (b)                        25,430        1,023,303

Leisure - Hotels & Motels 1.9%
Hilton Hotels Corporation                              105,120        1,344,485
Starwood Hotels & Resorts Worldwide, Inc.               50,800        1,452,372
                                                                 --------------
                                                                      2,796,857

Leisure - Movies & Related 0.8%
Regal Entertainment Group Class A                       52,100        1,228,518

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
-------------------------------------------------------------------------------

                        STRONG DISCOVERY FUND (continued)

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------

Leisure - Services 3.5%
International Speedway Corporation Class A              26,800   $    1,058,868
Royal Caribbean Cruises, Ltd.                          137,630        3,187,511
Vail Resorts, Inc. (b)                                  63,640          857,231
                                                                 --------------
                                                                      5,103,610

Leisure - Toys/Games/Hobby 0.7%
Leapfrog Enterprises, Inc. Class A (b)                  34,100        1,084,721

Machinery - Construction/Mining 1.2%
JLG Industries, Inc.                                   124,800          848,640
Terex Corporation (b)                                   44,100          860,832
                                                                 --------------
                                                                      1,709,472

Machinery - General Industrial 2.0%
Sauer-Danfoss, Inc.                                     47,210          507,507
Tennant Company                                         22,500          826,875
UNOVA, Inc. (b)                                        145,300        1,612,830
                                                                 --------------
                                                                      2,947,212

Media - Newspapers 3.0%
Lee Enterprises, Inc.                                   29,850        1,120,271
The E.W. Scripps Company Class A                        37,455        3,323,008
                                                                 --------------
                                                                      4,443,279

Media - Radio/TV 5.7%
Cox Radio, Inc. Class A (b)                             18,200          420,602
Emmis Broadcasting Corporation Class A (b)             140,800        3,231,360
LIN TV Corporation (b)                                  61,470        1,447,618
Spanish Broadcasting System, Inc. Class A (b)           95,000          774,250
Univision Communications, Inc. Class A (b)              62,690        1,905,776
Westwood One, Inc. (b)                                  18,400          624,312
                                                                 --------------
                                                                      8,403,918

Medical - Biomedical/Genetics 5.4%
Amylin Pharmaceuticals, Inc. (b)                        11,700          256,113
Digene Corporation (b)                                  28,600          778,778
Genzyme Corporation (b)                                 44,040        1,840,872
Gilead Sciences, Inc. (b)                               18,410        1,023,228
IDEC Pharmaceuticals Corporation (b)                    56,000        1,904,000
Millennium Pharmaceuticals, Inc. (b)                   130,610        2,054,495
                                                                 --------------
                                                                      7,857,486

Medical - Ethical Drugs 1.5%
Medicis Pharmaceutical Corporation Class A              40,800        2,313,360

Medical - Generic Drugs 0.8%
Watson Pharmaceuticals, Inc. (b)                        27,200        1,098,064

Medical - Health Maintenance
 Organizations 1.0%
Mid Atlantic Medical Services, Inc. (b)                 29,000        1,516,700

Medical - Hospitals 1.2%
Community Health Systems, Inc. (b)                      93,760        1,821,757

Medical - Products 3.4%
C.R. Bard, Inc.                                         26,500        1,889,715
Edwards Lifesciences Corporation (b)                    23,300          748,862
INAMED Corporation (b)                                  20,700        1,111,383
Viasys Healthcare, Inc. (b)                              4,000           82,800
Zimmer Holdings, Inc. (b)                               26,900        1,211,845
                                                                 --------------
                                                                      5,044,605

Medical - Wholesale Drugs/Sundries 0.5%
AmerisourceBergen Corporation                           11,570          802,380

Medical/Dental - Services 0.4%
Caremark Rx, Inc. (b)                                   20,500          526,440

Medical/Dental - Supplies 1.5%
Dentsply International, Inc.                            53,400        2,184,060

Metal Ores - Gold/Silver 0.7%
Apex Silver Mines, Ltd. (b)                             64,671          953,897

Mining - Gems 0.4%
Pan American Silver Corporation (b)                     83,143          586,158

Oil & Gas - Drilling 2.5%
GlobalSantaFe Corporation                               38,700          903,258
Nabors Industries, Ltd. (b)                             26,440        1,045,702
Patterson Utility Energy, Inc. (b)                      29,000          939,600
Transocean, Inc. (b)                                    35,800          786,526
                                                                 --------------
                                                                      3,675,086

Oil & Gas - Machinery/Equipment 1.7%
Grant Prideco, Inc. (b)                                 62,200          730,850
Weatherford International, Ltd. (b)                     42,535        1,782,216
                                                                 --------------
                                                                      2,513,066

Oil & Gas - United States Exploration &
 Production 1.2%
Pioneer Natural Resources Company (b)                   30,470          795,267
XTO Energy, Inc.                                        47,500          955,225
                                                                 --------------
                                                                      1,750,492

Paper & Paper Products 0.9%
Domtar, Inc. (d)                                       116,090        1,282,795

Retail - Apparel/Shoe 5.8%
Abercrombie & Fitch Company Class A (b)                 56,300        1,599,483
Coach, Inc. (b)                                         22,800        1,134,072
The Finish Line, Inc. Class A (b)                       87,159        1,935,801
Gadzooks, Inc. (b)                                     118,893          675,312
Too, Inc. (b)                                           63,810        1,292,152
Urban Outfitters, Inc. (b)                              50,700        1,820,130
                                                                 --------------
                                                                      8,456,950

Retail - Home Furnishings 0.5%
The Bombay Company, Inc. (b)                            74,597          792,966

Retail - Miscellaneous/Diversified 1.2%
PETsMART, Inc. (b)                                     108,798        1,813,663

Retail - Restaurants 3.4%
O'Charley's, Inc. (b)                                   43,500          936,555
P.F. Chang's China Bistro, Inc. (b)                     16,510          812,457
Panera Bread Company Class A (b)                        59,120        2,364,800
Sonic Corporation (b)                                   35,600          905,308
                                                                 --------------
                                                                      5,019,120

Retail/Wholesale - Auto Parts 1.0%
CarMax, Inc. (b)                                        24,800          747,720
O'Reilly Automotive, Inc. (b)                           22,200          741,258
                                                                 --------------
                                                                      1,488,978

Telecommunications - Equipment 2.9%
Adtran, Inc. (b)                                        14,950          766,786
Advanced Fibre Communications, Inc. (b)                 69,840        1,136,297
Avaya, Inc. (b)                                        137,700          889,542
Corning, Inc. (b)                                      194,000        1,433,660
                                                                 --------------
                                                                      4,226,285

Transportation - Airline 1.4%
AirTran Holdings, Inc. (b)                             156,900        1,642,743
Delta Air Lines, Inc.                                   26,400          387,552
                                                                 --------------
                                                                      2,030,295

Transportation - Truck 0.7%
Heartland Express, Inc. (b)                             45,620        1,015,045

-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal         Value
                                                      Amount         (Note 2)
-------------------------------------------------------------------------------
Trucks & Parts - Heavy Duty 1.5%
Navistar International Corporation (b)                  68,975   $    2,250,654
-------------------------------------------------------------------------------
Total Common Stocks (Cost $132,265,859)                             144,358,618
-------------------------------------------------------------------------------
Short-Term Investments (a) 17.9%
Collateral Received for Securities
 Lending (f) 9.3%
Money Market Funds 6.3%
Deutsche Daily Assets Fund -
 Institutional Class                                 9,216,967        9,216,967

Repurchase Agreements 3.0%
Barclays Capital, Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase
 proceeds $1,466,563); Collateralized by:
 United States Government &
 Agency Issues                                    $  1,466,508        1,466,508
Goldman, Sachs and Company (Dated
 6/30/03), 1.22%, Due 7/01/03
 (Repurchase proceeds $1,466,558);
 Collateralized by: United States
 Government & Agency Issues                          1,466,508        1,466,508
Lehman Brothers Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase
 proceeds $1,466,563); Collateralized by:
 United States Government &
 Agency Issues                                       1,466,508        1,466,508
                                                                 --------------
                                                                      4,399,524
                                                                 --------------
Total Collateral Received for Securities
 Lending                                                             13,616,491

Repurchase Agreements 8.6%
ABN AMRO Inc. (Dated 6/30/03), 1.20%,
 Due 7/01/03 (Repurchase proceeds
 $10,600,353); Collateralized by: United
 States Government & Agency Issues (c)              10,600,000       10,600,000
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $2,038,842); Collateralized by: United
 States Government & Agency Issues (c)               2,038,800        2,038,800
                                                                 --------------
Total Repurchase Agreements                                          12,638,800
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $26,255,291)                      26,255,291
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $158,521,150) 116.4%                                          170,613,909
Other Assets and Liabilities, Net (16.4%)                           (24,003,235)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $  146,610,674
===============================================================================

                              STRONG ENDEAVOR FUND

                                                 Shares or
                                                 Principal           Value
                                                   Amount           (Note 2)
-------------------------------------------------------------------------------
Common Stocks 99.1%
Auto/Truck - Original Equipment 1.5%
Eaton Corporation                                          950   $       74,680

Banks - Money Center 4.1%
Citigroup, Inc.                                          4,800          205,440

Beverages - Soft Drinks 2.0%
The Coca-Cola Company                                    2,145           99,549

Commercial Services - Advertising 0.5%
Lamar Advertising Company (b)                              640           22,534

Commercial Services - Schools 1.0%
Apollo Group, Inc. Class A (b)                             400           24,704
Career Education Corporation (b)                           390           26,684
                                                                 --------------
                                                                         51,388

Computer - Local Networks 2.8%
Cisco Systems, Inc. (b)                                  8,515          142,115

Computer - Manufacturers 1.5%
Dell, Inc. (b)                                           2,370           75,745

Computer - Services 0.4%
International Business Machines Corporation                260           21,450

Computer Software - Desktop 3.5%
Microsoft Corporation                                    6,780          173,636

Computer Software -
 Education/Entertainment 1.1%
Electronic Arts, Inc. (b)                                  770           56,972

Computer Software - Enterprise 4.9%
SAP AG Sponsored ADR                                     2,195           64,138
Siebel Systems, Inc. (b)                                 3,160           30,146
VERITAS Software Corporation (b)                         5,300          151,951
                                                                 --------------
                                                                        246,235

Computer Software - Security 0.9%
Symantec Corporation (b)                                 1,050           46,053

Diversified Operations 10.2%
AOL Time Warner, Inc. (b)                               16,165          260,095
Tyco International, Ltd.                                13,175          250,061
                                                                 --------------
                                                                        510,156

Electronics - Semiconductor Equipment 0.7%
Applied Materials, Inc. (b)                              2,250           35,685

Electronics - Semiconductor
 Manufacturing 8.1%
Intel Corporation                                       10,520          218,648
Linear Technology Corporation                              720           23,191
Maxim Integrated Products, Inc.                          2,290           78,295
Microchip Technology, Inc.                               2,520           62,068
Micron Technology, Inc. (b)                              1,760           20,469
                                                                 --------------
                                                                        402,671

Finance - Consumer/Commercial Loans 1.0%
SLM Corporation                                          1,215           47,592

Finance - Investment Brokers 1.0%
Lehman Brothers Holdings, Inc.                             760           50,525

Finance - Publicly Traded Investment Funds -
 Equity (Non 40 Act) 2.1%
Biotech Holders Trust                                      230           28,348
Pharmaceutical Holders Trust                               930           75,237
                                                                 --------------
                                                                        103,585

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
-------------------------------------------------------------------------------

                        STRONG ENDEAVOR FUND (continued)

                                                    Shares or
                                                    Principal           Value
                                                     Amount           (Note 2)
-------------------------------------------------------------------------------

Financial Services - Miscellaneous 3.1%
American Express Company                                   530   $       22,159
First Data Corporation                                   3,225          133,644
                                                                 --------------
                                                                        155,803

Insurance - Diversified 2.1%
American International Group, Inc.                       1,900          104,842

Internet - E*Commerce 2.3%
eBay, Inc. (b)                                           1,080          112,514

Internet - Internet Service
 Provider/Content 2.7%
Yahoo! Inc. (b)                                          4,100          134,316

Leisure - Services 5.4%
The Walt Disney Company                                  3,465           68,434
Royal Caribbean Cruises, Ltd.                            8,760          202,882
                                                                 --------------
                                                                        271,316

Media - Cable TV 0.7%
EchoStar Communications Corporation
 Class A (b)                                              940           32,543

Media - Newspapers 2.1%
The E.W. Scripps Company Class A                         1,185          105,133

Media - Radio/TV 2.5%
Univision Communications, Inc. Class A (b)               2,000           60,800
Viacom, Inc. Class B (b)                                 1,440           62,870
                                                                 --------------
                                                                        123,670

Medical - Biomedical/Genetics 3.7%
Amgen, Inc. (b)                                          1,350           89,694
Genzyme Corporation (b)                                    510           21,318
Gilead Sciences, Inc. (b)                                  440           24,455
IDEC Pharmaceuticals Corporation (b)                     1,420           48,280
                                                                 --------------
                                                                        183,747

Medical - Drug/Diversified 1.3%
Johnson & Johnson                                        1,300           67,210

Medical - Ethical Drugs 7.2%
Medicis Pharmaceutical Corporation Class A               1,170           66,339
Merck & Company, Inc.                                    1,690          102,329
Pfizer, Inc.                                             5,544          189,328
                                                                 --------------
                                                                        357,996

Medical - Generic Drugs 1.3%
Teva Pharmaceutical Industries, Ltd. ADR                 1,100           62,623

Medical - Health Maintenance
 Organizations 1.1%
Anthem, Inc. (b)                                           730           56,320

Medical - Products 2.2%
Boston Scientific Corporation (b)                          610           37,271
Medtronic, Inc.                                          1,560           74,833
                                                                 --------------
                                                                        112,104

Oil & Gas - Drilling 0.8%
Transocean, Inc. (b)                                     1,810           39,766

Oil & Gas - Field Services 0.5%
Schlumberger, Ltd.                                         505           24,023

Retail - Home Furnishings 0.3%
Bed Bath & Beyond, Inc. (b)                                350           13,583

Retail - Major Discount Chains 1.2%
Target Corporation                                       1,535           58,084

Retail - Restaurants 1.8%
McDonald's Corporation                                   2,390           52,723
Panera Bread Company Class A (b)                           950           38,000
                                                                 --------------
                                                                         90,723

Retail/Wholesale - Auto Parts 0.9%
AutoZone, Inc. (b)                                         590           44,822

Retail/Wholesale - Building Products 2.2%
The Home Depot, Inc.                                     1,630           53,986
Lowe's Companies, Inc.                                   1,250           53,688
                                                                 --------------
                                                                        107,674

Telecommunications - Equipment 5.4%
Alcatel SA ADR (b)                                      10,895           97,510
Corning, Inc. (b)                                       13,180           97,400
Nokia Corporation Sponsored ADR                          4,385           72,046
                                                                 --------------
                                                                        266,956

Trucks & Parts - Heavy Duty 1.0%
Navistar International Corporation (b)                   1,460           47,640
-------------------------------------------------------------------------------
Total Common Stocks (Cost $4,487,185)                                 4,939,419
-------------------------------------------------------------------------------
Short-Term Investments (a) 1.3%
Repurchase Agreements
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds $62,301);
 Collateralized by: United States Government
 & Agency Issues (c)                              $     62,300           62,300
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $62,300)                              62,300
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $4,549,485) 100.4%                                              5,001,719
Other Assets and Liabilities, Net (0.4%)                                (17,492)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $    4,984,227
===============================================================================

                          STRONG LARGE CAP GROWTH FUND

                                                   Shares or
                                                   Principal          Value
                                                     Amount          (Note 2)
-------------------------------------------------------------------------------
Common Stocks 99.7%
Aerospace - Defense 0.5%
Lockheed Martin Corporation                             65,000   $    3,092,050

Banks - Money Center 3.1%
Bank of America Corporation                             70,000        5,532,100
Citigroup, Inc.                                        240,000       10,272,000
J.P. Morgan Chase & Company                            130,000        4,443,400
                                                                 --------------
                                                                     20,247,500

Beverages - Alcoholic 0.4%
Anheuser-Busch Companies, Inc.                          50,000        2,552,500

Building - Construction
 Products/Miscellaneous 0.1%
Masco Corporation                                       30,000          715,500

Chemicals - Basic 0.7%
The Dow Chemical Company                                40,000        1,238,400
PPG Industries, Inc.                                    65,000        3,298,100
                                                                 --------------
                                                                      4,536,500

-------------------------------------------------------------------------------

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Chemicals - Specialty 0.1%
Praxair, Inc.                                           10,000   $      601,000

Commercial Services - Advertising 1.3%
Omnicom Group, Inc.                                    115,000        8,245,500

Commercial Services - Miscellaneous 0.3%
Paychex, Inc.                                           75,000        2,198,250

Commercial Services - Schools 0.6%
Apollo Group, Inc. Class A (b)                          65,000        4,014,400

Computer - Local Networks 4.8%
Cisco Systems, Inc. (b)                              1,130,000       18,859,700
Juniper Networks, Inc. (b)                             730,000        9,030,100
QLogic Corporation (b)                                  70,000        3,383,100
                                                                 --------------
                                                                     31,272,900

Computer - Manufacturers 2.6%
Dell, Inc. (b)                                         435,000       13,902,600
Sun Microsystems, Inc. (b)                             600,000        2,760,000
                                                                 --------------
                                                                     16,662,600

Computer - Memory Devices 1.8%
EMC Corporation (b)                                    895,000        9,370,650
Network Appliance, Inc. (b)                            140,000        2,269,400
                                                                 --------------
                                                                     11,640,050
Computer - Services 0.5%
International Business Machines Corporation             40,000        3,300,000

Computer Software - Desktop 3.0%
Microsoft Corporation                                  750,000       19,207,500

Computer Software - Enterprise 3.1%
Oracle Systems Corporation (b)                         550,000        6,611,000
SAP AG Sponsored ADR                                    85,000        2,483,700
Siebel Systems, Inc. (b)                               665,000        6,344,100
VERITAS Software Corporation (b)                       170,000        4,873,900
                                                                 --------------
                                                                     20,312,700

Cosmetics - Personal Care 0.2%
Colgate Palmolive Company                               25,000        1,448,750

Diversified Operations 4.0%
AOL Time Warner, Inc. (b)                              415,000        6,677,350
General Electric Company                               525,000       15,057,000
3M Co.                                                  20,000        2,579,600
United Technologies Corporation                         25,000        1,770,750
                                                                 --------------
                                                                     26,084,700

Electronics - Semiconductor
 Equipment 1.8%
Applied Materials, Inc. (b)                            340,000        5,392,400
KLA-Tencor Corporation (b)                              95,000        4,416,550
Novellus Systems, Inc. (b)                              60,000        2,197,260
                                                                 --------------
                                                                     12,006,210

Electronics - Semiconductor
 Manufacturing 8.4%
Analog Devices, Inc. (b)                               285,000        9,923,700
Applied Micro Circuits Corporation (b)                 200,000        1,210,000
Broadcom Corporation Class A (b)                       370,000        9,216,700
Intel Corporation                                      910,000       18,913,440
Micron Technology, Inc. (b)                            270,000        3,140,100
PMC-Sierra, Inc. (b)                                   140,000        1,642,200

Taiwan Semiconductor Manufacturing
 Company, Ltd. Sponsored ADR (b)                       550,000        5,544,000
Texas Instruments, Inc.                                290,000        5,104,000
                                                                 --------------
                                                                     54,694,140

Finance - Consumer/Commercial Loans 1.4%
Capital One Financial Corporation                      110,000        5,409,800
SLM Corporation                                         90,000        3,525,300
                                                                 --------------
                                                                      8,935,100

Finance - Investment Brokers 1.4%
The Goldman Sachs Group, Inc.                           50,000        4,187,500
Lehman Brothers Holdings, Inc.                          45,000        2,991,600
Merrill Lynch & Company, Inc.                           35,000        1,633,800
                                                                 --------------
                                                                      8,812,900

Financial Services - Miscellaneous 2.4%
American Express Company                               190,000        7,943,900
First Data Corporation                                 115,000        4,765,600
Fiserv, Inc. (b)                                        75,000        2,670,750
                                                                 --------------
                                                                     15,380,250

Food - Miscellaneous Preparation 0.5%
PepsiCo, Inc.                                           75,000        3,337,500

Insurance - Diversified 0.5%
John Hancock Financial Services, Inc.                   55,000        1,690,150
Principal Financial Group, Inc.                         50,000        1,612,500
                                                                 --------------
                                                                      3,302,650

Internet - E*Commerce 2.8%
Amazon.com, Inc. (b)                                   120,000        4,378,800
eBay, Inc. (b)                                          55,000        5,729,900
InterActiveCorp (b)                                    205,000        8,111,850
                                                                 --------------
                                                                     18,220,550

Internet - Internet Service
 Provider/Content 0.8%
Yahoo! Inc. (b)                                        150,000        4,914,000

Leisure - Gaming 0.6%
International Game Technology                           25,000        2,558,250
Wynn Resorts, Ltd. (b)                                  85,000        1,503,650
                                                                 --------------
                                                                      4,061,900

Leisure - Hotels & Motels 0.4%
Starwood Hotels & Resorts Worldwide, Inc.               90,000        2,573,100

Leisure - Products 0.3%
Harley-Davidson, Inc.                                   45,000        1,793,700

Machinery - General Industrial 0.4%
Ingersoll-Rand Company Class A                          50,000        2,366,000

Media - Cable TV 1.3%
EchoStar Communications Corporation
 Class A (b)                                           195,000        6,750,900
General Motors Corporation Class H (b)                 140,000        1,793,400
                                                                 --------------
                                                                      8,544,300

Media - Radio/TV 2.2%
Clear Channel Communications, Inc. (b)                  95,000        4,027,050
Univision Communications, Inc. Class A (b)              80,000        2,432,000
Viacom, Inc. Class B (b)                               175,000        7,640,500
                                                                 --------------
                                                                     14,099,550

Medical - Biomedical/Genetics 4.6%
Amgen, Inc. (b)                                        150,000        9,966,000
Genentech, Inc. (b)                                     30,000        2,163,600
Genzyme Corporation (b)                                185,000        7,733,000
Gilead Sciences, Inc. (b)                              155,000        8,614,900
Medimmune, Inc. (b)                                     45,000        1,636,650
                                                                 --------------
                                                                     30,114,150

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
-------------------------------------------------------------------------------

                    STRONG LARGE CAP GROWTH FUND (continued)

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------

Medical - Drug/Diversified 1.8%
Abbott Laboratories                                    115,000   $    5,032,400
Johnson & Johnson                                      130,000        6,721,000
                                                                 --------------
                                                                     11,753,400

Medical - Ethical Drugs 8.3%
Allergan, Inc.                                          20,000        1,542,000
Forest Laboratories, Inc. (b)                          135,000        7,391,250
Eli Lilly & Company                                     20,000        1,379,400
Merck & Company, Inc.                                  100,000        6,055,000
Pfizer, Inc.                                           970,000       33,125,500
Wyeth                                                  100,000        4,555,000
                                                                 --------------
                                                                     54,048,150

Medical - Generic Drugs 0.8%
Teva Pharmaceutical Industries, Ltd. ADR                90,000        5,123,700

Medical - Health Maintenance
 Organizations 0.8%
Aetna, Inc.                                             90,000        5,418,000

Medical - Products 3.0%
Alcon, Inc.                                             35,000        1,599,500
Boston Scientific Corporation (b)                      210,000       12,831,000
Medtronic, Inc.                                        105,000        5,036,850
                                                                 --------------
                                                                     19,467,350

Medical - Wholesale Drugs/Sundries 0.9%
AmerisourceBergen Corporation                           40,000        2,774,000
Cardinal Health, Inc.                                   50,000        3,215,000
                                                                 --------------
                                                                      5,989,000

Medical/Dental - Services 0.4%
Quest Diagnostics, Inc. (b)                             40,000        2,552,000

Metal Ores - Gold/Silver 0.5%
Newmont Mining Corporation Holding
 Company                                                90,000        2,921,400

Metal Ores - Miscellaneous 0.5%
Alcan, Inc.                                             30,000          938,700
Alcoa, Inc.                                             80,000        2,040,000
                                                                 --------------
                                                                      2,978,700

Metal Products - Fasteners 0.2%
Illinois Tool Works, Inc.                               20,000        1,317,000

Oil & Gas - Drilling 0.7%
ENSCO International, Inc.                               80,000        2,152,000
Nabors Industries, Ltd. (b)                             65,000        2,570,750
                                                                 --------------
                                                                      4,722,750

Oil & Gas - Machinery/Equipment 0.7%
Smith International, Inc. (b)                           65,000        2,388,100
Weatherford International, Ltd. (b)                     55,000        2,304,500
                                                                 --------------
                                                                      4,692,600

Oil & Gas - United States Exploration &
 Production 0.8%
Apache Corporation                                      25,000        1,626,500
Burlington Resources, Inc.                              35,000        1,892,450
Occidental Petroleum Corporation                        50,000        1,677,500
                                                                 --------------
                                                                      5,196,450

Retail - Consumer Electronics 0.2%
Best Buy Company, Inc. (b)                              30,000        1,317,600

Retail - Department Stores 1.0%
Kohl's Corporation (b)                                 115,000        5,908,700

Retail - Discount & Variety 0.7%
Dollar Tree Stores, Inc. (b)                           145,000        4,600,850

Retail - Drug Stores 0.2%
Walgreen Company                                        53,000        1,595,300

Retail - Home Furnishings 0.4%
Bed Bath & Beyond, Inc. (b)                             60,000        2,328,600

Retail - Major Discount Chains 1.9%
Family Dollar Stores, Inc.                             100,000        3,815,000
Target Corporation                                     165,000        6,243,600
Wal-Mart Stores, Inc.                                   40,000        2,146,800
                                                                 --------------
                                                                     12,205,400

Retail - Restaurants 0.2%
Starbucks Corporation (b)                               65,000        1,593,800

Retail/Wholesale - Building Products 3.0%
The Home Depot, Inc.                                   485,000       16,063,200
Lowe's Companies, Inc.                                  75,000        3,221,250
                                                                 --------------
                                                                     19,284,450

Soap & Cleaning Preparations 1.8%
The Procter & Gamble Company                           130,000       11,593,400

Steel - Producers 1.0%
Nucor Corporation                                      140,000        6,839,000

Telecommunications - Cellular 3.0%
AT&T Wireless Services, Inc. (b)                       385,000        3,160,850
Nextel Communications, Inc. Class A (b)                415,000        7,503,200
Sprint Corporation - PCS Group (b)                     175,000        1,006,250
Vodafone Group PLC Sponsored ADR                       375,000        7,368,750
                                                                 --------------
                                                                     19,039,050

Telecommunications - Equipment 8.2%
Alcatel SA ADR (b)                                     220,000        1,969,000
Corning, Inc. (b)                                    2,510,000       18,548,900
JDS Uniphase Corporation (b)                         3,010,000       10,565,100
Lucent Technologies, Inc. (b)                        2,000,000        4,060,000
Nokia Corporation Sponsored ADR                        465,000        7,639,950
Nortel Networks Corporation (b)                      3,330,000        8,991,000
UTStarcom, Inc. (b)                                     45,000        1,600,650
                                                                 --------------
                                                                     53,374,600

Transportation - Air Freight 0.3%
FedEx Corporation                                       35,000        2,171,050

Trucks & Parts - Heavy Duty 0.2%
PACCAR, Inc.                                            20,000        1,351,200

Utility - Electric Power 1.3%
American Electric Power Company, Inc.                  145,000        4,325,350
Calpine Corporation (b)                                300,000        1,980,000
PPL Corporation                                         25,000        1,075,000
The Southern Company                                    35,000        1,090,600
                                                                 --------------
                                                                      8,470,950
-------------------------------------------------------------------------------
Total Common Stocks (Cost $551,142,117)                             647,142,850
-------------------------------------------------------------------------------
Short-Term Investments (a) 6.4%
Collateral Received for Securities
 Lending (f) 4.4%
Money Market Funds 3.0%
Deutsche Daily Assets Fund - Institutional
 Class                                              19,292,015       19,292,015

-------------------------------------------------------------------------------

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Repurchase Agreements 1.4%
Barclays Capital, Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase proceeds
 $3,069,661); Collateralized by: United
 States Government & Agency Issues                $  3,069,545   $    3,069,545
Goldman, Sachs and Company (Dated
 6/30/03), 1.22%, Due 7/01/03 (Repurchase
 proceeds $3,069,649); Collateralized by:
 United States Government & Agency Issues            3,069,545        3,069,545
Lehman Brothers Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase proceeds
 $3,069,661); Collateralized by: United
 States Government & Agency Issues                   3,069,545        3,069,545
                                                                 --------------
                                                                      9,208,635
                                                                 --------------
Total Collateral Received for Securities
 Lending                                                             28,500,650

Repurchase Agreements 1.9%
ABN AMRO Inc. (Dated 6/30/03), 1.20%,
 Due 7/01/03 (Repurchase proceeds
 $8,200,273); Collateralized by: United
 States Government & Agency Issues (c)               8,200,000        8,200,000
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $3,990,583); Collateralized by: United
 States Government & Agency Issues (c)               3,990,500        3,990,500
                                                                 --------------
Total Repurchase Agreements                                          12,190,500

United States Government Issues 0.1%
United States Treasury Bills,
 Due 7/17/03 thru 8/14/03 (e)                        1,050,000        1,049,379
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $41,740,271)                      41,740,529
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $592,882,388) 106.1%                                         688,883,379
Other Assets & Liabilities, Net (6.1%)                              (39,719,303)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $  649,164,076
===============================================================================

FUTURES
-------------------------------------------------------------------------------
                                                  Underlying       Unrealized
                                 Expiration      Face Amount     Appreciation/
                                    Date           at Value      (Depreciation)
-------------------------------------------------------------------------------
Purchased:
55 Nasdaq 100 Futures               9/03          $  6,624,750   $     (185,280)

WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------
                                                   Contracts        Premiums
-------------------------------------------------------------------------------
Options outstanding at beginning of period                  --   $           --
Options written during the period                          900          798,276
Options closed                                              --               --
Options expired                                           (900)        (798,276)
Options exercised                                           --               --
                                                  ------------   --------------
Options outstanding at end of period                        --   $           --
                                                  ============   ==============

                        STRONG LARGE COMPANY GROWTH FUND

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Common Stocks 92.6%
Banks - Money Center 4.2%
The Bank of New York Company, Inc.                      23,500   $      675,625
Citigroup, Inc.                                         17,400          744,720
                                                                 --------------
                                                                      1,420,345

Beverages - Alcoholic 1.9%
Anheuser-Busch Companies, Inc.                          12,500          638,125

Computer - Local Networks 2.6%
Cisco Systems, Inc. (b)                                 51,700          862,873

Computer - Manufacturers 1.5%
Dell, Inc. (b)                                          15,500          495,380

Computer - Services 3.4%
Amdocs, Ltd. (b)                                        26,500          636,000
International Business Machines Corporation              6,000          495,000
                                                                 --------------
                                                                      1,131,000

Computer Software - Desktop 3.4%
Microsoft Corporation                                   44,500        1,139,645

Computer Software - Enterprise 1.9%
Oracle Systems Corporation (b)                          52,900          635,858

Cosmetics - Personal Care 1.9%
Colgate Palmolive Company                               11,200          649,040

Diversified Operations 4.9%
General Electric Company                                57,000        1,634,760

Electronics - Measuring Instruments 1.6%
Cognex Corporation (b)                                  24,400          545,340

Electronics - Military Systems 1.5%
L-3 Communications Corporation (b)                      11,300          491,437

Electronics - Parts Distributors 1.6%
W.W. Grainger, Inc.                                     11,600          542,416

Electronics - Semiconductor Equipment 1.6%
Novellus Systems, Inc. (b)                              15,000          549,315

Electronics - Semiconductor
 Manufacturing 5.2%
Analog Devices, Inc. (b)                                14,100          490,962
Intel Corporation                                       28,700          596,501
Linear Technology Corporation                           20,800          669,968
                                                                 --------------
                                                                      1,757,431

Finance - Mortgage & Related Services 1.7%
Fannie Mae                                               8,600          579,984

Finance - Publicly Traded Investment
 Funds - Equity 2.3%
iShares Goldman Sachs Networking Fund (b)               23,000          445,740
iShares Russell 1000 Growth Index Fund                   8,100          332,505
                                                                 --------------
                                                                        778,245

Finance - Publicly Traded Investment
 Funds-Equity (Non 40 Act) 3.0%
Pharmaceutical Holders Trust                            12,300          995,070

Financial Services - Miscellaneous 1.7%
American Express Company                                13,300          556,073

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
-------------------------------------------------------------------------------

                  STRONG LARGE COMPANY GROWTH FUND (continued)

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Food - Confectionery 1.1%
Hershey Foods Corporation                                5,400   $      376,164

Food - Miscellaneous Preparation 3.0%
PepsiCo, Inc.                                           22,500        1,001,250

Insurance - Diversified 2.1%
American International Group, Inc.                      12,800          706,304

Internet - E*Commerce 4.0%
eBay, Inc. (b)                                           5,500          572,990
InterActiveCorp (b)                                     19,000          751,830
                                                                 --------------
                                                                      1,324,820

Media - Cable TV 0.9%
Comcast Corporation Class A (b)                          9,500          286,710

Media - Radio/TV 2.0%
Viacom, Inc. Class B (b)                                15,500          676,730

Medical - Biomedical/Genetics 3.0%
Amgen, Inc. (b)                                         14,900          989,956

Medical - Drug/Diversified 1.9%
Johnson & Johnson                                       12,500          646,250

Medical - Ethical Drugs 8.4%
Pfizer, Inc.                                            46,180        1,577,047
Schering-Plough Corporation                             22,500          418,500
Wyeth                                                   18,300          833,565
                                                                 --------------
                                                                      2,829,112

Medical - Generic Drugs 4.6%
Barr Laboratories, Inc. (b)                             10,500          687,750
Teva Pharmaceutical Industries, Ltd. ADR                14,700          836,871
                                                                 --------------
                                                                      1,524,621

Medical - Products 2.6%
Medtronic, Inc.                                         10,100          484,497
St. Jude Medical, Inc. (b)                               7,000          402,500
                                                                 --------------
                                                                        886,997

Metal Ores - Gold/Silver 0.9%
Newmont Mining Corporation Holding
 Company                                                 9,400          305,124

Oil & Gas - United States Exploration &
 Production 1.2%
Devon Energy Corporation                                 7,417          396,068

Retail - Major Discount Chains 2.9%
Wal-Mart Stores, Inc.                                   17,800          955,326

Retail/Wholesale - Building Products 1.6%
Lowe's Companies, Inc.                                  12,500          536,875

Retail/Wholesale - Jewelry 2.9%
Tiffany & Company                                       29,600          967,328

Shoes & Related Apparel 2.0%
NIKE, Inc. Class B                                      12,800          684,672

Soap & Cleaning Preparations 1.6%
The Procter & Gamble Company                             6,100          543,998
-------------------------------------------------------------------------------
Total Common Stocks (Cost $28,677,660)                               31,040,642
-------------------------------------------------------------------------------
Convertible Notes 3.0%
Media - Radio/TV 2.0%
Sirius Satellite Radio, Inc.
 Notes, 3.50%, Due 6/01/08                             464,000          668,160

Medical - Instruments 1.0%
Nektar Therapeutics
 Notes, 3.00%, Due 6/30/10 (d)                         320,000          320,800
-------------------------------------------------------------------------------
Total Convertible Notes (Cost $813,025)                                 988,960
-------------------------------------------------------------------------------
Convertible Preferred Stocks 3.5%
Finance - Savings & Loan 1.9%
Washington Mutual, Inc. 5.375%                          10,900          645,825

Medical - Health Maintenance
 Organizations 1.6%
Anthem, Inc. 6.00%                                       5,600          523,600
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $944,506)                    1,169,425
-------------------------------------------------------------------------------

Short-Term Investments (a) 5.9%
Repurchase Agreements
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $1,992,442); Collateralized by: United
 States Government & Agency Issues (c)            $  1,992,400        1,992,400
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,992,400)                        1,992,400
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $32,427,591) 105.0%                                           35,191,427
Other Assets and Liabilities, Net (5.0%)                             (1,673,085)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $   33,518,342
===============================================================================

-------------------------------------------------------------------------------

                        STRONG U.S. EMERGING GROWTH FUND

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Common Stocks 98.2%
Commercial Services - Advertising 1.0%
aQuantive, Inc. (b)                                     72,005   $      756,052

Commercial Services - Miscellaneous 3.1%
Corporate Executive Board Company (b)                   38,635        1,565,877
WFS Financial, Inc. (b)                                 21,825          731,356
                                                                 --------------
                                                                      2,297,233

Commercial Services - Schools 4.4%
Career Education Corporation (b)                        17,915        1,225,744
Corinthian Colleges, Inc. (b)                           42,125        2,046,011
                                                                 --------------
                                                                      3,271,755

Computer - Graphics 1.3%
Magma Design Automation (b)                             57,880          992,642

Computer - Local Networks 5.4%
Extreme Networks, Inc. (b)                             120,020          636,106
Foundry Networks, Inc. (b)                             100,415        1,445,976
QLogic Corporation (b)                                  39,710        1,919,184
                                                                 --------------
                                                                      4,001,266

Computer - Services 1.3%
MTC Technologies, Inc. (b)                              41,190          966,317

-------------------------------------------------------------------------------

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Computer Software - Enterprise 3.1%
SERENA Software, Inc. (b)                               55,850   $    1,166,148
Trident Microsystems, Inc. (b)                         122,810        1,117,571
                                                                 --------------
                                                                      2,283,719

Computer Software - Medical 1.6%
eResearch Technology, Inc. (b)                          51,620        1,153,191

Computer Software - Security 2.2%
Netscreen Technologies, Inc. (b)                        70,805        1,596,653

Electronics - Semiconductor Equipment 2.7%
Cabot Microelectronics Corporation (b)                  39,000        1,968,330

Electronics - Semiconductor
 Manufacturing 11.1%
Integrated Circuit Systems, Inc. (b)                    63,815        2,005,705
OmniVision Technologies, Inc. (b)                       78,125        2,437,500
Power Integrations, Inc. (b)                            36,235          881,235
Silicon Laboratories, Inc. (b)                          40,045        1,066,799
Zoran Corporation (b)                                   95,890        1,842,047
                                                                 --------------
                                                                      8,233,286

Finance - Consumer/Commercial Loans 0.9%
Portfolio Recovery Associates, Inc. (b)                 20,855          642,543

Financial Services - Miscellaneous 2.5%
Investors Financial Services Corporation                62,970        1,826,760

Insurance - Property/Casualty/Title 0.9%
ProAssurance Corporation (b)                            24,890          671,781

Internet - E*Commerce 5.6%
Getty Images, Inc. (b)                                  19,435          802,665
Netflix, Inc. (b)                                       66,130        1,689,622
University of Phoenix Online (b)                        32,930        1,669,551
                                                                 --------------
                                                                      4,161,838

Internet - Internet Service
 Provider/Content 2.0%
j2 Global Communications, Inc. (b)                      31,780        1,461,880

Internet - Software 1.0%
United Online, Inc. (b)                                 29,330          743,222

Leisure - Gaming 1.0%
Shuffle Master, Inc. (b)                                26,365          769,594

Leisure - Photo Equipment/Related 1.5%
Lexar Media, Inc. (b)                                  117,995        1,116,233

Leisure - Toys/Games/Hobby 4.1%
Leapfrog Enterprises, Inc. Class A (b)                  68,125        2,167,056
Marvel Enterprises, Inc. (b)                            47,425          905,818
                                                                 --------------
                                                                      3,072,874

Medical - Biomedical/Genetics 1.0%
CV Therapeutics, Inc. (b)                               24,900          738,534

Medical - Generic Drugs 3.6%
American Pharmaceutical Partners, Inc. (b)              40,485        1,372,441
Andrx Group (b)                                         63,530        1,264,247
                                                                 --------------
                                                                      2,636,688

Medical - Instruments 0.8%
Biolase Technology, Inc. (b)                            54,500          584,785

Medical - Nursing Homes 6.1%
Odyssey Healthcare, Inc. (b)                            77,195        2,856,215
VistaCare, Inc. Class A (b)                             69,335        1,685,534
                                                                 --------------
                                                                      4,541,749

Medical - Products 5.8%
Advanced Neuromodulation Systems, Inc. (b)              14,550          753,253
Cyberonics, Inc. (b)                                    29,470          633,900
STAAR Surgical Company (b)                              81,755          948,358
SurModics, Inc. (b)                                     12,750          388,875
Wilson Greatbatch Technologies, Inc. (b)                39,775        1,435,878
Zoll Medical Corporation (b)                             4,700          157,732
                                                                 --------------
                                                                      4,317,996

Medical/Dental - Services 1.0%
Enzo Biochem, Inc. (b)                                  33,988          731,422

Oil & Gas - Drilling 1.0%
Unit Corporation (b)                                    36,520          763,633

Oil & Gas - United States Exploration &
 Production 3.3%
Evergreen Resources, Inc. (b)                           26,660        1,447,905
Spinnaker Exploration Company (b)                       39,445        1,033,459
                                                                 --------------
                                                                      2,481,364

Retail - Apparel/Shoe 3.5%
Chicos FAS, Inc. (b)                                    52,230        1,099,441
Hot Topic, Inc. (b)                                     54,625        1,469,959
                                                                 --------------
                                                                      2,569,400

Retail - Discount & Variety 1.5%
Fred's, Inc.                                            30,030        1,116,515

Retail - Mail Order & Direct 0.9%
J. Jill Group, Inc. (b)                                 41,010          690,608

Retail - Restaurants 5.6%
The Cheesecake Factory, Inc. (b)                        32,055        1,150,454
P.F. Chang's China Bistro, Inc. (b)                     43,850        2,157,859
Panera Bread Company Class A (b)                        21,435          857,400
                                                                 --------------
                                                                      4,165,713

Transportation - Services 1.9%
C.H. Robinson Worldwide, Inc.                           39,325        1,398,397

Transportation - Truck 5.5%
Heartland Express, Inc. (b)                             30,475          678,069
J.B. Hunt Transport Services, Inc. (b)                  41,810        1,578,328
Knight Transportation, Inc. (b)                         71,970        1,792,053
                                                                 --------------
                                                                      4,048,450
-------------------------------------------------------------------------------
Total Common Stocks (Cost $53,197,600)                               72,772,423
-------------------------------------------------------------------------------
Short-Term Investments (a) 2.1%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/30/03), 1.20%,
 Due 7/01/03 (Repurchase proceeds
 $100,003); Collateralized by: United States
 Government & Agency Issues (c)                   $    100,000          100,000
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $1,443,330); Collateralized by: United
 States Government & Agency Issues (c)               1,443,300        1,443,300
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,543,300)                        1,543,300
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $54,740,900) 100.3%                                           74,315,723
Other Assets & Liabilities, Net (0.3%)                                 (233,258)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $   74,082,465
===============================================================================

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
-------------------------------------------------------------------------------

                             STRONG ENTERPRISE FUND

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Common Stocks 99.1%
Auto/Truck - Original Equipment 1.2%
Eaton Corporation                                       40,100   $    3,152,261

Banks - Super Regional 1.0%
SouthTrust Corporation                                  91,100        2,477,920

Chemicals - Fertilizers 0.7%
Agrium, Inc.                                           171,900        1,884,024

Commercial - Leasing Companies 0.6%
Ryder Systems, Inc.                                     58,700        1,503,894

Commercial Services - Advertising 1.2%
Lamar Advertising Company (b)                           89,390        3,147,422

Commercial Services - Miscellaneous 0.3%
Corporate Executive Board Company (b)                   22,600          915,978

Commercial Services - Schools 2.0%
Apollo Group, Inc. Class A (b)                          22,730        1,403,805
Career Education Corporation (b)                        53,800        3,680,996
                                                                 --------------
                                                                      5,084,801

Commercial Services - Staffing 1.5%
Monster Worldwide, Inc. (b)                            193,990        3,827,423

Computer - Integrated Systems 0.5%
Symbol Technologies, Inc.                               93,100        1,211,231

Computer - Local Networks 1.0%
Juniper Networks, Inc. (b)                             198,200        2,451,734

Computer Software - Desktop 0.8%
Adobe Systems, Inc.                                     64,790        2,077,815

Computer Software -
 Education/Entertainment 1.4%
Electronic Arts, Inc. (b)                               47,056        3,481,673

Computer Software - Enterprise 3.6%
Mercury Interactive Corporation (b)                     86,890        3,354,823
Siebel Systems, Inc. (b)                               182,300        1,739,142
VERITAS Software Corporation (b)                       147,810        4,237,713
                                                                 --------------
                                                                      9,331,678

Computer Software - Financial 0.5%
Sungard Data Systems, Inc. (b)                          51,510        1,334,624

Computer Software - Security 1.1%
Symantec Corporation (b)                                65,650        2,879,409

Electronics - Semiconductor
 Equipment 2.3%
KLA-Tencor Corporation (b)                             103,680        4,820,083
Novellus Systems, Inc. (b)                              31,810        1,164,914
                                                                 --------------
                                                                      5,984,997

Electronics - Semiconductor
 Manufacturing 6.6%
Altera Corporation (b)                                 140,600        2,305,840
Applied Micro Circuits Corporation (b)                 298,400        1,805,320
Intersil Holding Corporation Class A (b)               115,300        3,068,133
Maxim Integrated Products, Inc.                         82,045        2,805,118
Microchip Technology, Inc.                              79,875        1,967,321
Micron Technology, Inc. (b)                            120,000        1,395,600
Semtech Corporation (b)                                134,820        1,919,837
Xilinx, Inc. (b)                                        71,160        1,801,060
                                                                 --------------
                                                                     17,068,229

Finance - Consumer/Commercial Loans 0.7%
Providian Financial Corporation (b)                    188,600        1,746,436

Finance - Equity REIT 0.3%
Windrose Medical Properties Trust                       62,300          669,725

Finance - Investment Brokers 1.8%
Legg Mason, Inc.                                        23,795        1,545,485
Lehman Brothers Holdings, Inc.                          48,195        3,204,004
                                                                 --------------
                                                                      4,749,489

Finance - Investment Management 0.7%
SEI Investments Company                                 57,915        1,853,280

Finance - Publicly Traded Investment
  Funds-Equity (Non 40 Act) 1.1%
Internet HOLDRs Trust                                   75,100        2,911,627

Financial Services - Miscellaneous 0.8%
Investors Financial Services Corporation                74,400        2,158,344

Household - Audio/Video 1.9%
Harman International Industries, Inc.                   60,230        4,766,602

Household - Office Furniture 0.2%
Furniture Brands International, Inc. (b)                24,400          636,840

Internet - E*Commerce 2.0%
InterActiveCorp (b)                                     70,090        2,773,461
Priceline.com, Inc. (b)                                109,771        2,450,089
                                                                 --------------
                                                                      5,223,550

Internet - Internet Service
 Provider/Content 1.6%
Yahoo! Inc. (b)                                        123,728        4,053,329

Internet - Software 0.7%
BEA Systems, Inc. (b)                                  164,690        1,788,533

Leisure - Gaming 0.7%
Harrah's Entertainment, Inc. (b)                        46,020        1,851,845

Leisure - Hotels & Motels 1.7%
Hilton Hotels Corporation                              137,895        1,763,677
Starwood Hotels & Resorts Worldwide, Inc.               89,200        2,550,228
                                                                 --------------
                                                                      4,313,905

Leisure - Services 2.7%
Royal Caribbean Cruises, Ltd.                          299,300        6,931,788

Leisure - Toys/Games/Hobby 1.1%
Leapfrog Enterprises, Inc. Class A (b)                  88,600        2,818,366

Machinery - Construction/Mining 0.6%
Terex Corporation (b)                                   78,100        1,524,512

Media - Cable TV 0.9%
EchoStar Communications Corporation
 Class A (b)                                            68,710        2,378,740

Media - Newspapers 2.3%
The E.W. Scripps Company Class A                        66,385        5,889,677

-------------------------------------------------------------------------------

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Media - Radio/TV 5.5%
Cox Radio, Inc. Class A (b)                             54,900   $    1,268,739
Emmis Broadcasting Corporation Class A (b)             252,995        5,806,235
LIN TV Corporation (b)                                 108,490        2,554,939
Univision Communications, Inc. Class A (b)             106,870        3,248,848
Westwood One, Inc. (b)                                  38,390        1,302,573
                                                                 --------------
                                                                     14,181,334

Medical - Biomedical/Genetics 6.2%
Amylin Pharmaceuticals, Inc. (b)                        38,400          840,576
Digene Corporation (b)                                  50,300        1,369,669
Genzyme Corporation (b)                                 91,075        3,806,935
Gilead Sciences, Inc. (b)                               42,526        2,363,595
IDEC Pharmaceuticals Corporation (b)                   113,600        3,862,400
Millennium Pharmaceuticals, Inc. (b)                   243,200        3,825,536
                                                                 --------------
                                                                     16,068,711

Medical - Ethical Drugs 1.6%
Medicis Pharmaceutical Corporation Class A              72,500        4,110,750

Medical - Generic Drugs 1.1%
Teva Pharmaceutical Industries, Ltd. ADR                50,050        2,849,347

Medical - Health Maintenance
 Organizations 1.6%
Anthem, Inc. (b)                                        53,465        4,124,825

Medical - Hospitals 1.3%
Community Health Systems, Inc. (b)                     169,270        3,288,916

Medical - Products 3.1%
C.R. Bard, Inc.                                         37,600        2,681,256
Edwards Lifesciences Corporation (b)                    41,300        1,327,382
INAMED Corporation (b)                                  31,000        1,664,390
Viasys Healthcare, Inc. (b)                              7,300          151,110
Zimmer Holdings, Inc. (b)                               47,765        2,151,813
                                                                 --------------
                                                                      7,975,951

Medical - Wholesale Drugs/Sundries 0.6%
AmerisourceBergen Corporation                           20,530        1,423,756

Medical/Dental - Services 0.6%
Caremark Rx, Inc. (b)                                   59,510        1,528,217

Metal Ores - Gold/Silver 1.0%
Newmont Mining Corporation Holding
 Company                                                82,230        2,669,186

Oil & Gas - Drilling 2.6%
Nabors Industries, Ltd. (b)                             74,105        2,930,853
Patterson Utility Energy, Inc. (b)                      36,800        1,192,320
Pride International, Inc. (b)                           63,590        1,196,764
Transocean, Inc. (b)                                    63,600        1,397,292
                                                                 --------------
                                                                      6,717,229

Oil & Gas - Field Services 0.6%
BJ Services Company (b)                                 39,330        1,469,369

Oil & Gas - Machinery/Equipment 1.6%
Grant Prideco, Inc. (b)                                108,415        1,273,876
Weatherford International, Ltd. (b)                     67,455        2,826,365
                                                                 --------------
                                                                      4,100,241

Oil & Gas - United States Exploration &
 Production 1.3%
Pioneer Natural Resources Company (b)                   48,200        1,258,020
XTO Energy, Inc.                                       107,640        2,164,640
                                                                 --------------
                                                                      3,422,660

Paper & Paper Products 0.9%
Domtar, Inc. (d)                                       204,590        2,260,720

Retail - Apparel/Shoe 5.0%
Abercrombie & Fitch Company Class A (b)                 98,900        2,809,749
Coach, Inc. (b)                                         40,200        1,999,548
The Finish Line, Inc. Class A (b)                      108,260        2,404,455
Too, Inc. (b)                                          115,210        2,333,002
Urban Outfitters, Inc. (b)                              91,500        3,284,850
                                                                 --------------
                                                                     12,831,604

Retail - Home Furnishings 2.9%
Bed Bath & Beyond, Inc. (b)                            103,580        4,019,940
The Bombay Company, Inc. (b)                           134,655        1,431,382
Williams-Sonoma, Inc. (b)                               68,100        1,988,520
                                                                 --------------
                                                                      7,439,842

Retail - Miscellaneous/Diversified 1.0%
PETsMART, Inc. (b)                                     148,882        2,481,863

Retail - Restaurants 2.8%
O'Charley's, Inc. (b)                                   75,900        1,634,127
P.F. Chang's China Bistro, Inc. (b)                     27,435        1,350,076
Panera Bread Company Class A (b)                       104,519        4,180,760
                                                                 --------------
                                                                      7,164,963

Telecommunications - Cellular 0.7%
Nextel Communications, Inc. Class A (b)                 93,240        1,685,779

Telecommunications - Equipment 4.2%
Adtran, Inc. (b)                                        37,400        1,918,246
Advanced Fibre Communications, Inc. (b)                122,645        1,995,434
Alcatel SA ADR (b)                                     334,600        2,994,670
Avaya, Inc. (b)                                        222,900        1,439,934
Corning, Inc. (b)                                      343,100        2,535,509
                                                                 --------------
                                                                     10,883,793

Transportation - Airline 2.6%
AirTran Holdings, Inc. (b)                             355,600        3,723,132
Delta Air Lines, Inc.                                  199,770        2,932,624
                                                                 --------------
                                                                      6,655,756

Transportation - Truck 0.7%
Heartland Express, Inc. (b)                             83,198        1,851,156

Trucks & Parts - Heavy Duty 1.5%
Navistar International Corporation (b)                 122,310        3,990,975
-------------------------------------------------------------------------------
Total Common Stocks (Cost $223,585,096)                             255,258,644
-------------------------------------------------------------------------------

Short-Term Investments (a) 13.3%
Collateral Received for Securities
 Lending (f) 12.0%
Money Market Funds 8.1%
Deutsche Daily Assets Fund - Institutional
 Class                                              20,892,641       20,892,641

Repurchase Agreements 3.9%
Barclays Capital, Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase
 proceeds $3,324,345); Collateralized by:
 United States Government &
 Agency Issues                                    $  3,324,220        3,324,220
Goldman, Sachs and Company (Dated
 6/30/03), 1.22%, Due 7/01/03 (Repurchase
 proceeds $3,324,333); Collateralized by:
 United States Government & Agency Issues            3,324,220        3,324,220

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
-------------------------------------------------------------------------------

                       STRONG ENTERPRISE FUND (continued)

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Lehman Brothers Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase
 proceeds $3,324,345); Collateralized by:
 United States Government &
 Agency Issues                                    $  3,324,220   $    3,324,220
                                                                 --------------
                                                                      9,972,660
                                                                 --------------
Total Collateral Received for Securities
 Lending                                                             30,865,301

Repurchase Agreements 1.3%
ABN AMRO Inc. (Dated 6/30/03), 1.20%,
 Due 7/01/03, (Repurchase proceeds
 $1,200,040); Collateralized by: United
 States Government & Agency Issues (c)               1,200,000        1,200,000
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03, (Repurchase proceeds
 $2,057,243); Collateralized by: United
 States Government & Agency Issues (c)               2,057,200        2,057,200
                                                                 --------------
Total Repurchase Agreements                                           3,257,200
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $34,122,501)                      34,122,501
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $257,707,597) 112.4%                                         289,381,145
Other Assets and Liabilities, Net (12.4%)                           (31,987,758)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $  257,393,387
===============================================================================

                              STRONG GROWTH 20 FUND

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Common Stocks 97.2%
Banks - Money Center 2.0%
Citigroup, Inc.                                        130,000   $    5,564,000

Building - Resident/Commercial 2.6%
Lennar Corporation Class A                             100,000        7,150,000

Commercial Services - Schools 3.4%
Apollo Group, Inc. Class A (b)                         150,000        9,264,000

Computer - Local Networks 5.2%
Cisco Systems, Inc. (b)                                500,000        8,345,000
Juniper Networks, Inc. (b)                             490,000        6,061,300
                                                                 --------------
                                                                     14,406,300

Computer - Manufacturers 5.8%
Dell, Inc. (b)                                         500,000       15,980,000

Computer - Services 4.1%
Amdocs, Ltd. (b)                                       475,000       11,400,000

Computer Software - Enterprise 4.1%
VERITAS Software Corporation (b)                       400,000       11,468,000

Computer Software - Security 4.0%
VeriSign, Inc. (b)                                     800,000       11,064,000

Electronics - Semiconductor Equipment 1.8%
MEMC Electronic Materials, Inc. (b)                    500,000        4,900,000

Electronics - Semiconductor
 Manufacturing 2.9%
Broadcom Corporation Class A (b)                       325,000        8,095,750

Household - Audio/Video 6.7%
Harman International Industries, Inc.                  235,000       18,597,900

Internet - E*Commerce 5.6%
eBay, Inc. (b)                                         150,000       15,627,000

Internet - Internet Service
 Provider/Content 1.1%
j2 Global Communications, Inc. (b)                      65,000        2,990,000

Medical - Biomedical/Genetics 13.8%
Amgen, Inc. (b)                                        100,000        6,644,000
Genzyme Corporation (b)                                310,000       12,958,000
Gilead Sciences, Inc. (b)                              335,000       18,619,300
                                                                 --------------
                                                                     38,221,300

Medical - Generic Drugs 3.0%
Taro Pharmaceutical Industries, Ltd. (b)               100,000        5,488,000
Teva Pharmaceutical Industries, Ltd. ADR                50,000        2,846,500
                                                                 --------------
                                                                      8,334,500

Medical - Health Maintenance
 Organizations 3.8%
Aetna, Inc.                                            170,000       10,234,000
Mid Atlantic Medical Services, Inc. (b)                  5,200          271,960
                                                                 --------------
                                                                     10,505,960

Medical - Products 2.5%
Boston Scientific Corporation (b)                      115,000        7,026,500

Oil & Gas - Field Services 3.4%
BJ Services Company (b)                                250,000        9,340,000

Oil & Gas - Machinery/Equipment 2.7%
Smith International, Inc. (b)                          200,000        7,348,000

Retail - Apparel/Shoe 7.0%
Chicos FAS, Inc. (b)                                   275,000        5,788,750
Coach, Inc. (b)                                        275,000       13,678,500
                                                                 --------------
                                                                     19,467,250

Retail - Restaurants 4.8%
Brinker International, Inc. (b)                        160,000        5,763,200
Ruby Tuesday, Inc.                                     300,000        7,419,000
                                                                 --------------
                                                                     13,182,200

Telecommunications - Equipment 6.9%
Corning, Inc. (b)                                    2,600,000       19,214,000
-------------------------------------------------------------------------------
Total Common Stocks (Cost $234,123,455)                             269,146,660
-------------------------------------------------------------------------------

Short-Term Investments (a) 5.5%
Repurchase Agreements 5.0%
ABN AMRO Inc. (Dated 6/30/03), 1.20%,
  Due 7/01/03 (Repurchase proceeds
  $12,300,410); Collateralized by: United
  States Government & Agency Issues (c)           $ 12,300,000       12,300,000
State Street Bank (Dated 6/30/03), 0.75%,
  Due 7/01/03 (Repurchase proceeds
  $1,506,631); Collateralized by: United
  States Government & Agency Issues (c)              1,506,600        1,506,600
                                                                 --------------
                                                                     13,806,600

-------------------------------------------------------------------------------

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
United States Government Issues 0.5%
United States Treasury Bills,
 Due 7/07/03 thru 8/07/03 (e)                     $  1,425,000   $    1,424,545
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $15,230,916)                      15,231,145
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $249,354,371) 102.7%                                         284,377,805
Other Assets and Liabilities, Net (2.7%)                             (7,576,062)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $  276,801,743
===============================================================================

WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------
                                                   Contracts        Premiums
-------------------------------------------------------------------------------
Options outstanding at beginning of period                  --   $           --
Options written during the period                        3,385          683,262
Options closed                                          (3,385)        (683,262)
Options expired                                             --               --
Options exercised                                           --               --
                                                  ------------   --------------
Options outstanding at end of period                        --   $           --
                                                  ============   ==============

                               STRONG GROWTH FUND

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Common Stocks 100.0%
Banks - Midwest 0.5%
TCF Financial Corporation                              200,000   $    7,968,000

Banks - Money Center 1.4%
Citigroup, Inc.                                        575,000       24,610,000

Banks - Super Regional 0.7%
Wells Fargo Company                                    235,000       11,844,000

Building - Resident/Commercial 1.1%
Centex Corporation                                     110,000        8,556,900
Lennar Corporation Class A                             150,000       10,725,000
                                                                 --------------
                                                                     19,281,900

Commercial Services - Advertising 0.1%
Omnicom Group, Inc.                                     35,000        2,509,500

Commercial Services - Miscellaneous 1.4%
Hewitt Associates, Inc. Class A (b)                    100,000        2,355,000
Iron Mountain, Inc. (b)                                145,000        5,378,050
Paychex, Inc.                                          565,000       16,560,150
                                                                 --------------
                                                                     24,293,200

Commercial Services - Schools 2.7%
Apollo Group, Inc. Class A (b)                         535,000       33,041,600
Corinthian Colleges, Inc. (b)                          275,000       13,356,750
                                                                 --------------
                                                                     46,398,350

Commercial Services - Staffing 0.5%
Monster Worldwide, Inc. (b)                            450,000        8,878,500

Computer - Integrated Systems 0.4%
Symbol Technologies, Inc.                              475,000        6,179,750

Computer - Local Networks 3.5%
Cisco Systems, Inc. (b)                              2,230,000       37,218,700
Juniper Networks, Inc. (b)                             800,000        9,896,000
QLogic Corporation (b)                                 275,000       13,290,750
                                                                 --------------
                                                                     60,405,450

Computer - Manufacturers 2.7%
Dell, Inc. (b)                                       1,440,000       46,022,400

Computer - Memory Devices 0.8%
EMC Corporation (b)                                    935,000        9,789,450
Network Appliance, Inc. (b)                            250,000        4,052,500
                                                                 --------------
                                                                     13,841,950

Computer - Services 2.0%
Affiliated Computer Services, Inc. Class A (b)          75,000        3,429,750
Amdocs, Ltd. (b)                                     1,255,000       30,120,000
                                                                 --------------
                                                                     33,549,750

Computer Software - Desktop 1.5%
Microsoft Corporation                                1,000,000       25,610,000

Computer Software -
 Education/Entertainment 1.4%
Electronic Arts, Inc. (b)                              315,000       23,306,850

Computer Software - Enterprise 3.7%
Documentum, Inc. (b)                                   730,000       14,359,100
Mercury Interactive Corporation (b)                    500,000       19,305,000
Oracle Systems Corporation (b)                         625,000        7,512,500
SAP AG Sponsored ADR                                   460,000       13,441,200
VERITAS Software Corporation (b)                       310,000        8,887,700
                                                                 --------------
                                                                     63,505,500

Computer Software - Security 2.2%
Netscreen Technologies, Inc. (b)                       935,000       21,084,250
Symantec Corporation (b)                               100,000        4,386,000
VeriSign, Inc. (b)                                     920,000       12,723,600
                                                                 --------------
                                                                     38,193,850

Cosmetics - Personal Care 0.4%
Colgate Palmolive Company                               50,000        2,897,500
The Gillette Company                                   100,000        3,186,000
                                                                 --------------
                                                                      6,083,500

Diversified Operations 0.4%
AOL Time Warner, Inc. (b)                              365,000        5,872,850

Electronics - Parts Distributors 0.4%
W.W. Grainger, Inc.                                    150,000        7,014,000

Electronics - Semiconductor
 Equipment 2.2%
KLA-Tencor Corporation (b)                             315,000       14,644,350
MEMC Electronic Materials, Inc. (b)                    700,000        6,860,000
Novellus Systems, Inc. (b)                             460,000       16,845,660
                                                                 --------------
                                                                     38,350,010

Electronics - Semiconductor
 Manufacturing 7.7%
Altera Corporation (b)                                 500,000        8,200,000
Analog Devices, Inc. (b)                               845,000       29,422,900
Broadcom Corporation Class A (b)                       710,000       17,686,100
GlobespanVirata, Inc. (b)                              500,000        4,125,000
Integrated Circuit Systems, Inc. (b)                   567,300       17,830,239
Intel Corporation                                    1,075,000       22,342,800
Linear Technology Corporation                          275,000        8,857,750
Maxim Integrated Products, Inc.                         25,000          854,750
Microchip Technology, Inc.                             330,000        8,127,900
STMicroelectronics NV - New York
 Registry Shares                                       100,000        2,079,000
Vitesse Semiconductor Corporation (b)                  450,000        2,214,000
Xilinx, Inc. (b)                                       400,000       10,124,000
                                                                 --------------
                                                                    131,864,439

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
-------------------------------------------------------------------------------

                         STRONG GROWTH FUND (continued)

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------
Finance - Consumer/Commercial Loans 1.1%
Capital One Financial Corporation                      125,000   $    6,147,500
SLM Corporation                                        345,000       13,513,650
                                                                 --------------
                                                                     19,661,150

Finance - Investment Brokers 0.6%
Lehman Brothers Holdings, Inc.                         145,000        9,639,600

Finance - Mortgage & Related Services 0.7%
Doral Financial Corporation                            260,000       11,609,000

Financial Services - Miscellaneous 1.6%
Alliance Data Systems Corporation (b)                  300,000        7,020,000
American Express Company                               220,000        9,198,200
First Data Corporation                                 285,000       11,810,400
                                                                 --------------
                                                                     28,028,600

Food - Miscellaneous Preparation 0.3%
PepsiCo, Inc.                                          100,000        4,450,000

Household - Audio/Video 0.7%
Harman International Industries, Inc.                  160,000       12,662,400

Household - Office Furniture 0.2%
American Financial Realty Trust                        280,600        4,183,746

Insurance - Property/Casualty/Title 0.3%
RenaissanceRe Holdings, Ltd.                           125,000        5,690,000

Internet - E*Commerce 3.7%
Amazon.com, Inc. (b)                                    50,000        1,824,500
eBay, Inc. (b)                                         175,000       18,231,500
InterActiveCorp (b)                                    675,000       26,709,750
University of Phoenix Online (b)                       330,000       16,731,000
                                                                 --------------
                                                                     63,496,750

Internet - Internet Service
 Provider/Content 0.4%
Yahoo! Inc. (b)                                        185,000        6,060,600

Leisure - Gaming 0.7%
International Game Technology                          110,000       11,256,300

Media - Cable TV 1.5%
EchoStar Communications Corporation
 Class A (b)                                           550,000       19,041,000
General Motors Corporation Class H (b)                 575,000        7,365,750
                                                                 --------------
                                                                     26,406,750

Media - Radio/TV 3.3%
Sirius Satellite Radio, Inc. (b)                     2,400,000        4,056,000
Univision Communications, Inc. Class A (b)             875,000       26,600,000
Viacom, Inc. Class B (b)                               385,000       16,809,100
Westwood One, Inc. (b)                                 120,000        4,071,600
XM Satellite Radio Holdings, Inc. Class A (b)          500,000        5,525,000
                                                                 --------------
                                                                     57,061,700

Medical - Biomedical/Genetics 6.1%
Amgen, Inc. (b)                                        490,000       32,555,600
Biogen, Inc. (b)                                       130,000        4,940,000
CV Therapeutics, Inc. (b)                              320,000        9,491,200
Genentech, Inc. (b)                                    135,000        9,736,200
Genzyme Corporation (b)                                705,000       29,469,000
Gilead Sciences, Inc. (b)                              345,000       19,175,100
                                                                 --------------
                                                                    105,367,100

Medical - Drug/Diversified 0.7%
Johnson & Johnson                                      235,000       12,149,500

Medical - Ethical Drugs 6.6%
Allergan, Inc.                                          25,000        1,927,500
Biovail Corporation International (b)                  305,000       14,353,300
Forest Laboratories, Inc. (b)                          315,000       17,246,250
Eli Lilly & Company                                    135,000        9,310,950
Pfizer, Inc.                                         1,905,000       65,055,750
Wyeth                                                  130,000        5,921,500
                                                                 --------------
                                                                    113,815,250

Medical - Generic Drugs 1.4%
Mylan Laboratories, Inc.                               145,000        5,041,650
Taro Pharmaceutical Industries, Ltd. (b)               225,000       12,348,000
Teva Pharmaceutical Industries, Ltd. ADR               125,000        7,116,250
                                                                 --------------
                                                                     24,505,900

Medical - Health Maintenance
 Organizations 0.6%
First Health Group Corporation (b)                     400,000       11,040,000

Medical - Instruments 1.6%
CTI Molecular Imaging, Inc. (b)                        460,000        8,698,600
Fisher Scientific International, Inc. (b)              550,000       19,195,000
                                                                 --------------
                                                                     27,893,600

Medical - Products 5.8%
Advanced Neuromodulation Systems, Inc. (b)             250,000       12,942,500
Alcon, Inc.                                            385,000       17,594,500
C.R. Bard, Inc.                                         65,000        4,635,150
Boston Scientific Corporation (b)                      540,000       32,994,000
Millipore Corporation (b)                              145,000        6,433,650
Respironics, Inc. (b)                                  350,000       13,132,000
St. Jude Medical, Inc. (b)                             220,000       12,650,000
                                                                 --------------
                                                                    100,381,800

Medical - Wholesale Drugs/Sundries 0.5%
AmerisourceBergen Corporation                          125,000        8,668,750

Medical/Dental - Services 0.4%
Quest Diagnostics, Inc. (b)                             35,000        2,233,000
VCA Antech, Inc. (b)                                   230,000        4,501,100
                                                                 --------------
                                                                      6,734,100

Oil & Gas - Drilling 1.6%
ENSCO International, Inc.                              605,000       16,274,500
Nabors Industries, Ltd. (b)                            100,000        3,955,000
Rowan Companies, Inc. (b)                              315,000        7,056,000
                                                                 --------------
                                                                     27,285,500

Oil & Gas - Field Services 1.0%
BJ Services Company (b)                                475,000       17,746,000

Oil & Gas - Machinery/Equipment 1.0%
Smith International, Inc. (b)                          480,000       17,635,200

Oil & Gas - United States Exploration &
 Production 1.3%
Apache Corporation                                      70,000        4,554,200
Burlington Resources, Inc.                              50,000        2,703,500
XTO Energy, Inc.                                       760,001       15,283,620
                                                                 --------------
                                                                     22,541,320

Retail - Apparel/Shoe 2.1%
Chicos FAS, Inc. (b)                                   500,000       10,525,000
Coach, Inc. (b)                                        325,000       16,165,500
Ross Stores, Inc.                                      200,000        8,548,000
                                                                 --------------
                                                                     35,238,500

Retail - Consumer Electronics 0.5%
Best Buy Company, Inc. (b)                             210,000        9,223,200

Retail - Department Stores 1.2%
Kohl's Corporation (b)                                 400,000       20,552,000

-------------------------------------------------------------------------------

                                                   Shares or
                                                   Principal         Value
                                                    Amount          (Note 2)
-------------------------------------------------------------------------------

Retail - Discount & Variety 0.4%
99 Cents Only Stores (b)                               150,000   $    5,148,000
Fred's, Inc.                                            40,000        1,487,200
                                                                 --------------
                                                                      6,635,200

Retail - Home Furnishings 0.9%
Bed Bath & Beyond, Inc. (b)                            400,000       15,524,000

Retail - Miscellaneous/Diversified 1.7%
Guitar Center, Inc. (b)                                575,000       16,675,000
PETCO Animal Supplies, Inc. (b)                        285,000        6,195,900
PETsMART, Inc. (b)                                     355,000        5,917,850
                                                                 --------------
                                                                     28,788,750

Retail - Restaurants 1.3%
Outback Steakhouse, Inc.                               150,000        5,850,000
P.F. Chang's China Bistro, Inc. (b)                    210,000       10,334,100
Panera Bread Company Class A (b)                       175,000        7,000,000
                                                                 --------------
                                                                     23,184,100
Retail - Super/Mini Markets 0.7%
Whole Foods Marketing, Inc. (b)                        250,000       11,882,500

Retail/Wholesale - Auto Parts 1.0%
CarMax, Inc. (b)                                       565,000       17,034,750

Retail/Wholesale - Building Products 1.2%
The Home Depot, Inc.                                   390,000       12,916,800
Lowe's Companies, Inc.                                 175,000        7,516,250
                                                                 --------------
                                                                     20,433,050

Steel - Producers 0.5%
Nucor Corporation                                      175,000        8,548,750

Telecommunications - Cellular 1.1%
Nextel Communications, Inc. Class A (b)                400,000        7,232,000
Vodafone Group PLC Sponsored ADR                       635,000       12,477,750
                                                                 --------------
                                                                     19,709,750

Telecommunications - Equipment 3.6%
Comverse Technology, Inc. (b)                          200,000        3,006,000
Corning, Inc. (b)                                    3,500,000       25,865,000
JDS Uniphase Corporation (b)                         2,000,000        7,020,000
Polycom, Inc. (b)                                      325,000        4,504,500
UTStarcom, Inc. (b)                                    600,000       21,342,000
                                                                 --------------
                                                                     61,737,500

Transportation - Air Freight 0.5%
FedEx Corporation                                      125,000        7,753,750

Transportation - Airline 1.9%
JetBlue Airways Corporation (b)                        495,000       20,933,550
Ryanair Holdings PLC ADR (b)                           250,000       11,225,000
                                                                 --------------
                                                                     32,158,550
-------------------------------------------------------------------------------
Total Common Stocks (Cost $1,369,208,992)                         1,719,958,715
-------------------------------------------------------------------------------
Short-Term Investments (a) 4.5%
Collateral Received for Securities
 Lending (f) 4.3%
Money Market Funds 2.9%
Deutsche Daily Assets Fund - Institutional
 Class                                              49,094,332       49,094,332

Repurchase Agreements 1.4%
Barclays Capital, Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase proceeds
 $7,811,674); Collateralized by: United States
 Government & Agency Issues                       $  7,811,380        7,811,380

Goldman, Sachs and Company (Dated 6/30/03),
 1.22%, Due 7/01/03 (Repurchase proceeds
 $7,811,645); Collateralized by:
 United States Government & Agency Issues            7,811,380        7,811,380
Lehman Brothers Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase
 proceeds $7,811,674); Collateralized by:
 United States Government &
 Agency Issues                                       7,811,380        7,811,380
                                                                 --------------
                                                                     23,434,140
                                                                 --------------
Total Collateral Received for Securities
 Lending                                                             72,528,472

Repurchase Agreements 0.2%
State Street Bank (Dated 6/30/03), 0.75%
 Due 7/01/03 (Repurchase proceeds
 $3,928,082); Collateralized by United States
 Government & Agency Issues (c)                      3,928,000        3,928,000

United States Government Issues 0.0%
United States Treasury Bills,
  Due 7/03/03 thru 7/17/03 (e)                         500,000          529,920
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $76,986,352)                      76,986,392
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $1,446,195,344) 104.5%                                     1,796,945,107
Other Assets and Liabilities, Net (4.5%)                            (78,121,154)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $1,718,823,953
===============================================================================

FUTURES
--------------------------------------------------------------------------------
                                                  Underlying       Unrealized
                                  Expiration     Face Amount     Appreciation/
                                     Date          at Value      (Depreciation)
--------------------------------------------------------------------------------

Purchased:
30 Nasdaq 100 Futures                9/03         $  3,613,500   $     (130,952)

WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                   Contracts        Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period                 500   $      368,489
Options written during the period                        7,075        1,211,655
Options closed                                          (6,967)      (1,522,503)
Options expired                                           (605)         (55,430)
Options exercised                                           (3)          (2,211)
                                                  ------------   --------------
Options outstanding at end of period                        --   $           --
                                                  ============   ==============

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b) Non-income producing security.
(c) See Note 2(J) of Notes to Financial Statements.
(d) Restricted security.
(e) All or a portion of security pledged as collateral to cover margin requirements on open futures contracts.
(f) See Note 2(M) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                                (In Thousands, Except Per Share Amounts)

                                                                   Strong        Strong        Strong
                                                                  Blue Chip     Discovery     Endeavor
                                                                    Fund          Fund          Fund
                                                                 -----------    ----------    --------
Assets:
  Investments in Securities, at Value (Including Repurchase
   Agreements of $14,576, $17,038 and $62, respectively)
   (Cost of $164,582, $158,521 and $4,549, respectively)         $   184,596    $  170,614    $  5,002
  Receivable for Securities Sold                                       2,102         1,256          --
  Receivable for Fund Shares Sold                                          5            31          --
  Dividends and Interest Receivable                                       53            48           1
  Other Assets                                                            61            35           9
                                                                 -----------     ---------    --------
  Total Assets                                                       186,817       171,984       5,012

Liabilities:
  Payable for Securities Purchased                                     2,743        11,636          20
  Payable for Fund Shares Redeemed                                        71             4          --
  Payable Upon Return of Securities on Loan                               --        13,616          --
  Cash Overdraft Liability                                                --            64          --
  Accrued Operating Expenses and Other Liabilities                       185            53           8
                                                                 -----------     ---------    --------
  Total Liabilities                                                    2,999        25,373          28
                                                                 -----------     ---------    --------
Net Assets                                                       $   183,818     $ 146,611    $  4,984
                                                                 ===========     =========    ========

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                  $   365,882     $ 149,379    $  6,856
  Undistributed Net Investment Income (Loss)                            (640)         (304)        (21)
  Undistributed Net Realized Gain (Loss)                            (201,437)      (14,557)     (2,303)
  Net Unrealized Appreciation (Depreciation)                          20,013        12,093         452
                                                                 -----------     ---------    --------
  Net Assets                                                     $   183,818     $ 146,611    $  4,984
                                                                 ===========     =========    ========
Capital Shares Outstanding (Unlimited Number Authorized)              19,419         9,029         623

Net Asset Value Per Share                                        $      9.47     $   16.24    $   8.00
                                                                 ===========     =========    ========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                                 (In Thousands, Except Per Share Amounts)

                                                                   Strong      Strong Large   Strong U.S.
                                                                  Large Cap      Company       Emerging
                                                                 Growth Fund   Growth Fund    Growth Fund
                                                                 -----------   ------------   -----------
Assets:
  Investments in Securities, at Value (Cost of $592,882,
   $32,428 and $54,741, respectively)                            $   688,883   $     35,191   $    74,316
  Receivable for Securities Sold                                       3,651            538           212
  Receivable for Fund Shares Sold                                         13            173            74
  Dividends and Interest Receivable                                      318             16             3
  Variation Margin Receivable                                             11             --            --
  Other Assets                                                           102             14             8
                                                                 -----------    -----------   -----------
  Total Assets                                                       692,978         35,932        74,613

Liabilities:
  Payable for Securities Purchased                                    11,064          2,383           439
  Payable for Fund Shares Redeemed                                     4,007              7             4
  Payable Upon Return of Securities on Loan                           28,501             --            --
  Accrued Operating Expenses and Other Liabilities                       242             24            88
                                                                 -----------   ------------   -----------
  Total Liabilities                                                   43,814          2,414           531
                                                                 -----------   ------------   -----------
Net Assets                                                       $   649,164   $     33,518   $    74,082
                                                                 ===========   ============   ===========

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                  $ 1,141,851   $     41,675   $   123,500
  Undistributed Net Investment Income (Loss)                          (1,324)           (41)         (571)
  Undistributed Net Realized Gain (Loss)                            (587,179)       (10,880)      (68,422)
  Net Unrealized Appreciation (Depreciation)                          95,816          2,764        19,575
                                                                 -----------   ------------   -----------
  Net Assets                                                     $   649,164   $     33,518   $    74,082
                                                                 ===========   ============   ===========
Capital Shares Outstanding (Unlimited Number Authorized)              34,598          2,802         6,186

Net Asset Value Per Share                                        $     18.76   $      11.96   $     11.98
                                                                 ===========   ============   ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                                 (In Thousands,
                                                                Except As Noted)

                                                                     Strong
                                                                   Enterprise
                                                                      Fund
                                                                 --------------
Assets:
  Investments in Securities, at Value (Cost of $257,708)         $      289,381
  Receivable for Securities Sold                                          2,013
  Receivable for Fund Shares Sold                                             8
  Dividends and Interest Receivable                                          43
  Other Assets                                                               43
                                                                 --------------
  Total Assets                                                          291,488

Liabilities:
  Payable for Securities Purchased                                        1,504
  Payable for Fund Shares Redeemed                                        1,305
  Payable Upon Return of Securities on Loan                              30,865
  Accrued Operating Expenses and Other Liabilities                          421
                                                                 --------------
  Total Liabilities                                                      34,095
                                                                 --------------
Net Assets                                                       $      257,393
                                                                 ==============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                  $      593,905
  Undistributed Net Investment Income (Loss)                             (1,660)
  Undistributed Net Realized Gain (Loss)                               (366,526)
  Net Unrealized Appreciation (Depreciation)                             31,674
                                                                 --------------
  Net Assets                                                     $      257,393
                                                                 ==============

Investor Class ($ and shares in full)
  Net Assets                                                     $  239,275,544
  Capital Shares Outstanding (Unlimited Number Authorized)           13,047,403

  Net Asset Value Per Share                                      $        18.34
                                                                 ==============

Advisor Class ($ and shares in full)
  Net Assets                                                     $    1,634,044
  Capital Shares Outstanding (Unlimited Number Authorized)               89,184

  Net Asset Value Per Share                                      $        18.32
                                                                 ==============

Class K ($ and shares in full)
  Net Assets                                                     $   16,483,799
  Capital Shares Outstanding (Unlimited Number Authorized)              893,224

  Net Asset Value Per Share                                      $        18.45
                                                                 ==============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                                 (In Thousands,
                                                                Except As Noted)

                                                                      Strong
                                                                    Growth 20
                                                                       Fund
                                                                 --------------

Assets:
  Investments in Securities, at Value (Cost of $249,354)         $      284,378
  Receivable for Fund Shares Sold                                            38
  Dividends and Interest Receivable                                          10
  Other Assets                                                               35
                                                                 --------------
  Total Assets                                                          284,461

Liabilities:
  Payable for Securities Purchased                                        3,384
  Payable for Fund Shares Redeemed                                        4,035
  Accrued Operating Expenses and Other Liabilities                          240
                                                                 --------------
  Total Liabilities                                                       7,659
                                                                 --------------
Net Assets                                                       $      276,802
                                                                 ==============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                  $      657,240
  Undistributed Net Investment Income (Loss)                             (1,948)
  Undistributed Net Realized Gain (Loss)                               (413,513)
  Net Unrealized Appreciation (Depreciation)                             35,023
                                                                 --------------
  Net Assets                                                     $      276,802
                                                                 ==============

Investor Class ($ and shares in full)
  Net Assets                                                     $  269,972,637
  Capital Shares Outstanding (Unlimited Number Authorized)           23,834,758

  Net Asset Value Per Share                                      $        11.33
                                                                 ==============

Advisor Class ($ and shares in full)
  Net Assets                                                     $    6,829,106
  Capital Shares Outstanding (Unlimited Number Authorized)              602,134

  Net Asset Value Per Share                                      $        11.34
                                                                 ==============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                               (In Thousands,
                                                              Except As Noted)

                                                                   Strong
                                                                 Growth Fund
                                                              ----------------
Assets:
  Investments in Securities, at Value (Cost of $1,446,195)    $      1,796,945
  Receivable for Securities Sold                                        16,654
  Receivable for Fund Shares Sold                                          107
  Dividends and Interest Receivable                                        221
  Variation Margin Receivable                                                6
  Other Assets                                                             173
                                                              ----------------
  Total Assets                                                       1,814,106
Liabilities:
  Payable for Securities Purchased                                      19,769
  Payable for Fund Shares Redeemed                                       2,263
  Payable Upon Return of Securities on Loan                             72,528
  Accrued Operating Expenses and Other Liabilities                         722
                                                              ----------------
  Total Liabilities                                                     95,282
                                                              ----------------
Net Assets                                                    $      1,718,824
                                                              ================
Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)               $      2,480,281
  Undistributed Net Investment Income (Loss)                            (7,806)
  Undistributed Net Realized Gain (Loss)                            (1,104,270)
  Net Unrealized Appreciation (Depreciation)                           350,619
                                                              ----------------
  Net Assets                                                  $      1,718,824
                                                              ================
Investor Class ($ and shares in full)
  Net Assets                                                  $  1,399,050,010
  Capital Shares Outstanding (Unlimited Number Authorized)          92,439,130
  Net Asset Value Per Share                                   $          15.13
                                                              ================
Institutional Class ($ and shares in full)
  Net Assets                                                  $    265,234,266
  Capital Shares Outstanding (Unlimited Number Authorized)          17,120,504
  Net Asset Value Per Share                                   $          15.49
                                                              ================
Advisor Class ($ and shares in full)
  Net Assets                                                  $     11,262,141
  Capital Shares Outstanding (Unlimited Number Authorized)             748,422
  Net Asset Value Per Share                                   $          15.05
                                                              ================
Class C ($ and shares in full)
  Net Assets                                                  $        282,507
  Capital Shares Outstanding (Unlimited Number Authorized)              18,749
  Net Asset Value Per Share                                   $          15.07
                                                              ================
Class K ($ and shares in full)
  Net Assets                                                  $     42,995,029
  Capital Shares Outstanding (Unlimited Number Authorized)           2,816,328
  Net Asset Value Per Share                                   $          15.27
                                                              ================

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                                                    (In Thousands)

                                                                          Strong       Strong      Strong
                                                                         Blue Chip    Discovery    Endeavor
                                                                           Fund         Fund         Fund
                                                                         ---------    ---------    --------
Income:
  Dividends - Unaffiliated Issuers (net of foreign withholding taxes
    of $0, $2 and $0, respectively)                                      $     845    $     583    $     17
  Dividends - Affiliated Issuers                                                --            5          --
  Interest                                                                      43           76           1
                                                                         ---------    ---------    --------
  Total Income                                                                 888          664          18

Expenses:
  Investment Advisory Fees                                                     434          500          16
  Administrative Fees                                                          261          167           6
  Custodian Fees                                                                 6           13           3
  Shareholder Servicing Costs                                                  685          242          14
  Reports to Shareholders                                                      127           48           2
  Brokerage Fees                                                                 2            1          --
  12b-1 Fees                                                                    --           --           5
  Professional Fees                                                              8            8           7
  Federal and State Registration Fees                                            9           11           9
  Other                                                                         42           14           1
                                                                         ---------    ---------    --------
  Total Expenses before Expense Offsets                                      1,574        1,004          63
  Expense Offsets (Note 4)                                                     (46)         (29)        (24)
                                                                         ---------    ---------    --------
  Expenses, Net                                                              1,528          975          39
                                                                         ---------    ---------    --------
Net Investment Income (Loss)                                                  (640)        (311)        (21)

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on Investments                                  (29,648)       2,873          80
  Net Change in Unrealized Appreciation/Depreciation on Investments         48,041       13,672         481
                                                                         ---------    ---------    --------
Net Gain (Loss) on Investments                                              18,393       16,545         561
                                                                         ---------    ---------    --------
Net Increase (Decrease) in Net Assets Resulting from Operations          $  17,753    $  16,234    $    540
                                                                         =========    =========    ========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                                                  (In Thousands)

                                                                       Strong       Strong Large   Strong U.S.
                                                                      Large Cap       Company       Emerging
                                                                     Growth Fund    Growth Fund    Growth Fund
                                                                     -----------    -----------    -----------
Income:
  Dividends - Unaffiliated Issuers (net of foreign withholding
   taxes of $18, $0 and $0, respectively)                            $     2,310    $       129    $        10
  Dividends - Affiliated Issuers                                               1             --             --
  Interest                                                                   148              7              7
                                                                     -----------    -----------    -----------
  Total Income                                                             2,459            136             17

Expenses:
  Investment Advisory Fees                                                 1,653             88            227
  Administrative Fees                                                        899             35             91
  Custodian Fees                                                              36              3              9
  Shareholder Servicing Costs                                              1,017             16            244
  Reports to Shareholders                                                    173             29             35
  Brokerage Fees                                                               2             --              1
  12b-1 Fees                                                                  --             29             --
  Professional Fees                                                           11            (16)             7
  Federal and State Registration Fees                                         13             16             11
  Other                                                                       46             17              8
                                                                     -----------    -----------    -----------
  Total Expenses before Expense Offsets                                    3,850            217            633
  Expense Offsets (Note 4)                                                   (67)           (40)           (45)
                                                                     -----------    -----------    -----------
  Expenses, Net                                                            3,783            177            588
                                                                     -----------    -----------    -----------
Net Investment Income (Loss)                                              (1,324)           (41)          (571)

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                           (3,511)          (102)           842
    Written Options                                                          254             --             --
    Futures Contracts                                                      4,289             --             --
                                                                     -----------    -----------    -----------
    Net Realized Gain (Loss)                                               1,032           (102)           842
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                           78,599          2,973         11,399
    Futures Contracts                                                        306             --             --
                                                                     -----------    -----------    -----------
    Net Change in Unrealized Appreciation/Depreciation                    78,905          2,973         11,399
                                                                     -----------    -----------    -----------
Net Gain (Loss) on Investments                                            79,937          2,871         12,241
                                                                     -----------    -----------    -----------
Net Increase (Decrease) in Net Assets Resulting from Operations      $    78,613    $     2,830    $    11,670
                                                                     ===========    ===========    ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                                                       (In Thousands)

                                                                             Strong       Strong       Strong
                                                                           Enterprise    Growth 20     Growth
                                                                              Fund         Fund         Fund
                                                                           ----------    ---------    ---------
Income:
  Dividends - Unaffiliated Issuers (net of foreign withholding taxes
   of $8, $1 and $73, respectively)                                        $      468    $     163    $   3,202
  Dividends - Affiliated Issuers                                                   --           --           50
  Interest                                                                         71          111          145
                                                                           ----------    ---------    ---------
  Total Income                                                                    539          274        3,397

Expenses (Note 4):
  Investment Advisory Fees                                                        866          936        5,720
  Administrative Fees                                                             343          374        1,969
  Custodian Fees                                                                   11           13           42
  Shareholder Servicing Costs                                                   1,004          743        2,887
  Reports to Shareholders                                                         226          168          487
  12b-1 Fees                                                                        2            8           13
  Other                                                                            74           52          212
                                                                           ----------    ---------    ---------
  Total Expenses before Expense Offsets                                         2,526        2,294       11,330
  Expense Offsets                                                                (327)         (72)        (127)
                                                                           ----------    ---------    ---------
  Expenses, Net                                                                 2,199        2,222       11,203
                                                                           ----------    ---------    ---------
Net Investment Income (Loss)                                                   (1,660)      (1,948)      (7,806)

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                                 6,978           31        2,713
    Written Options                                                                --         (460)        (587)
    Futures Contracts                                                              --        1,104          678
                                                                           ----------    ---------    ---------
    Net Realized Gain (Loss)                                                    6,978          675        2,804
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                                29,011       27,348      222,675
    Written Options                                                                --           --         (271)
    Futures Contracts                                                              --           --         (131)
                                                                           ----------    ---------    ---------
    Net Change in Unrealized Appreciation/Depreciation                         29,011       27,348      222,273
                                                                           ----------    ---------    ---------
Net Gain (Loss) on Investments                                                 35,989       28,023      225,077
                                                                           ----------    ---------    ---------
Net Increase (Decrease) in Net Assets Resulting from Operations            $   34,329    $  26,075    $ 217,271
                                                                           ==========    =========    =========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      (In Thousands)

                                                                  Strong Blue Chip Fund              Strong Discovery Fund
                                                           ---------------------------------   --------------------------------
                                                           Six Months Ended     Year Ended     Six Months Ended    Year Ended
                                                             June 30, 2003     Dec. 31, 2002    June 30, 2003     Dec. 31, 2002
                                                           ----------------    -------------   ----------------   -------------
                                                              (Unaudited)                        (Unaudited)
Operations:
  Net Investment Income (Loss)                             $           (640)   $      (1,903)  $           (311)  $        (548)
  Net Realized Gain (Loss)                                          (29,648)         (50,225)             2,873         (17,115)
  Net Change in Unrealized Appreciation/Depreciation                 48,041          (40,555)            13,672          (1,218)
                                                           ----------------     ------------   ----------------   -------------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations                                                   17,753          (92,683)            16,234         (18,881)

Distributions from Net Realized Gains                                    --               --                 --          (4,117)

Capital Share Transactions (Note 6):
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                       (37,227)         (43,020)            (2,984)         (1,907)
                                                           ----------------     ------------   ----------------   -------------
Total Increase (Decrease) in Net Assets                             (19,474)        (135,703)            13,250         (24,905)

Net Assets:
  Beginning of Period                                               203,292          338,995            133,361         158,266
                                                           ----------------     ------------   ----------------   -------------
  End of Period                                            $        183,818    $     203,292   $        146,611   $     133,361
                                                           ================     ============   ================   =============
  Undistributed Net Investment Income (Loss)               $           (640)   $          --   $           (304)  $           7

                                                                  Strong Endeavor Fund           Strong Large Cap Growth Fund
                                                           ---------------------------------   --------------------------------
                                                           Six Months Ended     Year Ended     Six Months Ended    Year Ended
                                                             June 30, 2003     Dec. 31, 2002    June 30, 2003     Dec. 31, 2002
                                                           ----------------    -------------   ----------------   -------------
                                                              (Unaudited)                        (Unaudited)
Operations:
  Net Investment Income (Loss)                             $            (21)   $         (57)  $         (1,324)  $      (2,758)
  Net Realized Gain (Loss)                                               80           (1,459)             1,032        (168,104)
  Net Change in Unrealized Appreciation/Depreciation                    481             (232)            78,905        (103,040)
                                                           ----------------    -------------   ----------------   -------------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations                                                      540           (1,748)            78,613        (273,902)

Distributions from Net Investment Income                                 --               --                 --              --

Capital Share Transactions (Note 6):
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                           769             (794)           (18,343)       (113,540)
                                                           ----------------    -------------   ----------------   -------------
Total Increase (Decrease) in Net Assets                               1,309           (2,542)            60,270        (387,442)

Net Assets:
  Beginning of Period                                                 3,675            6,217            588,894         976,336
                                                           ----------------    -------------   ----------------   -------------
  End of Period                                            $          4,984    $       3,675   $        649,164   $     588,894
                                                           ================    =============   ================   =============
  Undistributed Net Investment Income (Loss)               $            (21)   $          --   $         (1,324)  $          --

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                  (In Thousands)

                                                                                                         Strong U.S. Emerging
                                                       Strong Large Company Growth Fund                       Growth Fund
                                               -------------------------------------------------   --------------------------------

                                               Six Months Ended   Period Ended      Year Ended     Six Months Ended    Year Ended
                                                June 30, 2003     Dec. 31, 2002   Sept. 30, 2002    June 30, 2003     Dec. 31, 2002
                                               ----------------   -------------   --------------   ----------------   -------------
                                                  (Unaudited)                                        (Unaudited)
Operations:
  Net Investment Income (Loss)                 $            (41)  $          14   $          703   $           (571)  $      (1,384)
  Net Realized Gain (Loss)                                 (102)         (1,310)          (4,671)               842         (22,207)
  Net Change in Unrealized Appreciation/
   Depreciation                                           2,973           2,206              653             11,399          (8,450)
                                               ----------------   -------------   --------------   ----------------   -------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                              2,830             910           (3,315)            11,670         (32,041)

Distributions:
  From Net Investment Income                                (14)            (77)            (631)                --              --
  From Net Realized Gains                                    --              --              (69)                --              --
                                               ----------------   -------------   --------------   ----------------   -------------
  Total Distributions                                       (14)            (77)            (700)                --              --
Capital Share Transactions (Note 6):
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                             9,327           2,321          (10,937)             3,998           4,156
                                               ----------------   -------------   --------------   ----------------   -------------
Total Increase (Decrease) in Net Assets                  12,143           3,154          (14,952)            15,668         (27,885)

Net Assets:
  Beginning of Period                                    21,375          18,221           33,173             58,414          86,299
                                               ----------------   -------------   --------------   ----------------   -------------
  End of Period                                $         33,518   $      21,375   $       18,221   $         74,082   $      58,414
                                               ================   =============   ==============   ================   =============
  Undistributed Net Investment Income (Loss)   $            (41)  $          14   $           77   $           (571)  $          --

                                                                 Strong Enterprise Fund             Strong Growth 20 Fund
                                                           ---------------------------------   --------------------------------
                                                           Six Months Ended     Year Ended     Six Months Ended    Year Ended
                                                             June 30, 2003     Dec. 31, 2002    June 30, 2003     Dec. 31, 2002
                                                           ----------------    -------------   ----------------   -------------
                                                             (Unaudited)                         (Unaudited)
Operations:
  Net Investment Income (Loss)                             $         (1,660)   $      (4,456)  $         (1,948)  $      (3,854)
  Net Realized Gain (Loss)                                            6,978          (68,214)               675         (42,684)
  Net Change in Unrealized Appreciation/Depreciation                 29,011          (28,578)            27,348         (53,067)
                                                           ----------------    -------------   ----------------   -------------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations                                                   34,329         (101,248)            26,075         (99,605)

Distributions from Net Investment Income                                 --               --                 --              --

Capital Share Transactions (Note 6):
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                        (6,292)         (42,799)            60,517         (81,964)
                                                           ----------------    -------------   ----------------   -------------
Total Increase (Decrease) in Net Assets                              28,037         (144,047)            86,592        (181,569)

Net Assets:
  Beginning of Period                                               229,356          373,403            190,210         371,779
                                                           ----------------    -------------   ----------------   -------------
  End of Period                                            $        257,393    $     229,356   $        276,802   $     190,210
                                                           ================    =============   ================   =============
  Undistributed Net Investment Income (Loss)               $         (1,660)   $          --   $         (1,948)  $          --

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                       (In Thousands)

                                                                                    Strong Growth Fund
                                                                             --------------------------------
                                                                             Six Months Ended    Year Ended
                                                                              June 30, 2003     Dec. 31, 2002
                                                                             ----------------   -------------
                                                                              (Unaudited)
Operations:
  Net Investment Income (Loss)                                               $         (7,806)  $     (19,533)
  Net Realized Gain (Loss)                                                              2,804        (268,584)
  Net Change in Unrealized Appreciation/Depreciation                                  222,273        (230,635)
                                                                             ----------------   -------------
  Net Increase (Decrease) in Net Assets Resulting from Operations                     217,271        (518,752)

Distributions from Net Investment Income                                                   --              --

Capital Share Transactions (Note 6):
  Net Increase (Decrease) in Net Assets from Capital Share Transactions                27,239        (115,867)
                                                                             ----------------   -------------
Total Increase (Decrease) in Net Assets                                               244,510        (634,619)

Net Assets:
  Beginning of Period                                                               1,474,314       2,108,933
                                                                             ----------------   -------------
  End of Period                                                              $      1,718,824   $   1,474,314
                                                                             ================   =============
  Undistributed Net Investment Income (Loss)                                 $         (7,806)  $          --

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

1.   Organization

     The accompanying financial statements represent the Strong Growth Funds (the "Funds"), which include the following Funds, each with its own investment objectives and policies:
     - Strong Blue Chip Fund/(1)/ (a series of Strong Conservative Equity Funds, Inc.)
     -  Strong Discovery Fund/(1)/ (a series of Strong Discovery Fund, Inc.)
     -  Strong Endeavor Fund/(1)/ (a series of Strong Opportunity Fund, Inc.)
     - Strong Large Cap Growth Fund/(1)/ (a series of Strong Large Cap Growth Fund, Inc.)
     - Strong Large Company Growth Fund/(1)/ (a series of Strong Equity Funds, Inc.)
     - Strong U.S. Emerging Growth Fund/(1)/ (a series of Strong Equity Funds, Inc.)
     -  Strong Enterprise Fund/(1)/ (a series of Strong Equity Funds, Inc.)
     -  Strong Growth 20 Fund/(2)/ (a series of Strong Equity Funds, Inc.)
     -  Strong Growth Fund/(1)/ (a series of Strong Equity Funds, Inc.)
        /(1)/  Diversified Fund.
        /(2)/  Non-diversified Fund.

     Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act").

     Investor Class shares are available to the general public, Institutional Class shares are available only to investors that meet certain higher minimum investment minimums, Advisor Class shares and Class C shares are available only through financial professionals and Class K shares are available only through programs managed by Strong Capital Management, Inc. (the "Advisor"). Strong Blue Chip Fund, Strong Discovery Fund, Strong Endeavor Fund, Strong Large Cap Growth Fund and Strong U.S. Emerging Growth Fund offer Investor Class shares. Strong Large Company Growth Fund offers Investor Class and Class K shares. Strong Enterprise Fund offers Investor Class, Institutional Class, Advisor Class and Class K shares. Strong Growth 20 Fund offers Investor Class and Advisor Class shares. Strong Growth Fund offers Investor Class, Institutional Class, Advisor Class, Class C and Class K shares. All classes differ principally in their respective shareholder servicing and distribution expenses and sales charges. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

     After the close of business on June 30, 2003, Strong Enterprise Fund issued an additional class of shares: Institutional Class Shares.

     After the close of business on June 30, 2003, Strong Large Company Growth Fund implemented a multi-class structure whereby the Fund is authorized to offer two classes of shares: Investor Class and Class K. Shares outstanding prior to June 30, 2003 were designated as Investor Class shares.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Funds' net asset values on that day. If events that materially affect the value of the Funds' foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities that are restricted as to resale or are deemed illiquid. Restricted securities are Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Securities are deemed illiquid based upon guidelines established by the Funds' Board of Directors. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. The Funds held no restricted and illiquid securities at June 30, 2003.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Strong Discovery Fund, Strong Endeavor Fund, Strong U.S. Emerging Growth Fund, Strong Enterprise Fund, Strong Growth 20 Fund and Strong Growth Fund generally pay dividends from net investment income and distribute net capital gains, if any, that they realize at least annually. Strong Large Cap Growth Fund, Strong Large Company Growth Fund and Strong Blue Chip Fund generally pay dividends from net investment income and distribute net capital gains, if any, that they realize quarterly.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility that the value of the underlying assets fluctuates, the derivative becomes illiquid, imperfect correlation exists between the value of the instruments and the underlying securities, or that the counterparty fails to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency rate fluctuations, political and economic instability, different financial reporting standards and taxes, less liquidity, less strict regulation of securities markets and smaller markets with lower trading volume.

     (E) Futures -- Upon entering into a futures contract, the Funds deposit in a segregated account with their custodian, in the name of the broker, cash and/or other liquid investments equal to the minimum "initial margin" requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Each Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

--------------------------------------------------------------------------------

     (I) Short Positions -- The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds are liable for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short while also holding the long position, they may protect unrealized gains but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

     (J) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Advisor has determined are creditworthy. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (K) Directed Brokerage -- The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds' expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

     (L) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by certain Funds and are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

     (M) Securities Lending -- The Funds have entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest.

          At June 30, 2003, Strong Discovery Fund, Strong Large Cap Growth Fund, Strong Enterprise Fund and Strong Growth Fund had securities with a market value of $13,172,789, $27,664,700, $29,767,155 and $70,683,224,
          respectively, on loan and had received $13,616,491, $28,500,650, $30,865,301 and $72,528,472, respectively, in collateral (both included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest in the Statements of Operations. For the six months ended June 30, 2003, this securities lending income totaled $6,892, $7,919, $13,125 and $21,100, respectively.

          The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent's investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security.

     (N) Expenses -- The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

     (O) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (P) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

     (Q) Redemption Fees -- Investor Class shares of Strong Large Company Growth Fund held for less than one year are subject to a redemption fee of 1.00%, based on the redeemed share's market value. Redemption fees are paid directly to the Fund. The amount collected for the six months ended June 30, 2003 was $3,621.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

3.   Related Party Transactions

     The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the "Administrator"), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Funds. Certain officers and directors of the Funds are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                                       Administrative Fees
                                                              ----------------------------------------------------------------------
                                             Advisory Fees    Investor Class   Institutional Class   Advisor Class  Class C  Class K
                                             -------------    --------------   -------------------   -------------  -------  -------
     Strong Blue Chip Fund                       0.50%                  0.30%          *                   *             *        *
     Strong Discovery Fund                       0.75%                  0.25%          *                   *             *        *
     Strong Endeavor Fund                        0.75%/(1)/             0.30%          *                   *             *        *
     Strong Large Cap Growth Fund                0.60%/(2)/             0.30%          *                   *             *        *
     Strong Large Company Growth Fund            0.75%/(1)/             0.30%          *                   *             *        *
     Strong U.S. Emerging Growth Fund            0.75%/(1)/             0.30%          *                   *             *        *
     Strong Enterprise Fund                      0.75%/(1)/             0.30%          *                0.30%            *     0.25%
     Strong Growth 20 Fund                       0.75%/(1)/             0.30%          *                0.30%            *        *
     Strong Growth Fund                          0.75%/(1)/             0.30%       0.02%               0.30%         0.30%    0.25%

        * Does not offer share class.
     /(1)/ The investment advisory fees are 0.75% for the first $4 billion in net assets, 0.725% for the next $2 billion, and 0.70% for net assets $6 billion and above.
     /(2)/ The investment advisory fees are 0.60% of the first $35 million in net assets and 0.55% for net assets $35 million and above.

     The Funds' Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Funds' Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses for the Investor Class shares of the Strong Large Company Growth Fund to keep Total Annual Operating Expenses at no more than 1.50%. This agreement may only be terminated by the Board of Directors of the Funds. The Advisor and/or Administrator has contractually agreed to waive and/or absorb expenses until May 1, 2004, to keep Total Annual Operating Expenses of the Investor Class of Strong Endeavor Fund at no more than 2.00%, the Investor Class of Strong Enterprise Fund at no more than 2.00%, Class K of Strong Enterprise Fund at no more than 1.20% and Class K of Strong Growth Fund at no more than 0.99%. Transfer agent and related service fees for the Investor Class are paid at a rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for the Institutional Class, Advisor Class, Class C and Class K are paid at an annual rate of 0.015%, 0.20%, 0.20% and 0.20%, respectively, of the average daily net asset value of each respective class. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class' level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds' Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Funds and are included in Expense Offsets in the Funds' Statements of Operations. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

     Next Century Growth Investors, LLC ("Next Century Growth"), an affiliate of the Advisor, manages the investments of Strong U.S. Emerging Growth Fund under a subadvisory agreement with the Advisor. Next Century Growth is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

     Strong Endeavor Fund, Strong Large Company Growth Fund, Strong Enterprise Fund, Strong Growth 20 Fund and Strong Growth Fund have adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of the Investor Class shares of Strong Endeavor Fund and Strong Large Company Growth Fund, the Advisor Class shares of Strong Enterprise Fund, Strong Growth 20 Fund and Strong Growth Fund and the Class C shares of Strong Growth Fund. Under the plan, Strong Investments, Inc. (the "Distributor," and an affiliate of the Advisor) is paid an annual rate of 0.25% of the average daily net assets of the Investor Class shares and the Advisor Class shares and 1.00% for Class C shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Class' shares. See Note 4.

     Strong Growth Fund's Class C shares have a 1.00% contingent deferred sales charge if shares are sold within one year of their original purchase date. For the six months ended June 30, 2003, the Distributor received no aggregate contingent deferred sales charges from the redemption of Class C shares for Strong Growth Fund. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds. Sales charges may be waved in limited circumstances.

     The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations.

--------------------------------------------------------------------------------

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 2003, is as follows:

                                            Payable to/
                                         (Receivable from)
                                             Advisor or      Shareholder Servicing    Transfer Agency     Unaffiliated
                                         Administrator at     and Other Expenses          Banking          Directors'
                                           June 30, 2003     Paid to Administrator   Charges/(Credits)       Fees
                                         -----------------   ---------------------   -----------------    ------------
     Strong Blue Chip Fund               $         123,773   $          686,776      $          9,154     $      4,724
     Strong Discovery Fund                          37,618              242,123                   884            2,618
     Strong Endeavor Fund                            2,431               13,720                    16              323
     Strong Large Cap Growth Fund                  179,407            1,018,979                13,385           13,462
     Strong Large Company Growth Fund                2,335               16,168                 1,853              599
     Strong U.S. Emerging Growth Fund               65,167              245,622                 1,397            1,426
     Strong Enterprise Fund                        289,232            1,007,658                10,108            5,311
     Strong Growth 20 Fund                         139,196              745,803                 7,084            4,698
     Strong Growth Fund                            585,236            2,892,854                26,852           31,038

4.   Expenses and Expense Offsets

     For the six months ended June 30, 2003, the class specific expenses are as follows:

                                        Administrative     Shareholder      Reports to
                                             Fees        Servicing Costs   Shareholders   12b-1 Fees    Other
                                        --------------   ---------------   ------------   ----------   --------
     Strong Enterprise Fund
       Investor Class                   $      324,593   $       989,400   $    224,413   $       --   $ 12,209
       Advisor Class                             1,984             1,344            321        1,653         31
       Class K                                  16,736            13,417          1,073           --      1,365
     Strong Growth 20 Fund
       Investor Class                          364,237           736,686        166,684           --      9,475
       Advisor Class                             9,589             6,411          1,034        7,991        314
     Strong Growth Fund
       Investor Class                        1,893,462         2,829,513        383,034           --     18,299
       Institutional Class                      22,261            17,267        101,655           --     13,275
       Advisor Class                            15,042            10,079          1,777       12,535        228
       Class C                                     225               154            180          755         18
       Class K                                  37,810            30,135              7           --        737

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

     For the six months ended June 30, 2003, the expense offsets are as follows:

                                          Expense       Directed
                                        Waivers and    Brokerage      Earnings
                                        Absorptions     Credits       Credits
                                        -----------    ----------    ----------
     Strong Blue Chip Fund              $        --    $  (45,755)   $     (143)
     Strong Discovery Fund                       --       (28,755)         (168)
     Strong Endeavor Fund                   (22,754)         (909)           (2)
     Strong Large Cap Growth Fund                --       (63,181)       (3,633)
     Strong Large Company Growth Fund       (40,413)           --           (10)
     Strong U.S. Emerging Growth Fund       (36,854)       (7,474)         (342)
     Strong Enterprise Fund
       Investor Class                      (292,992)           --            --
       Advisor Class                             --            --            --
       Class K                               (6,829)           --            --
       Fund Level                                --       (27,080)         (323)
     Strong Growth 20 Fund
       Investor Class                       (43,872)           --            --
       Advisor Class                             --            --            --
       Fund Level                                --       (27,061)         (929)
     Strong Growth Fund
       Investor Class                            --            --            --
       Institutional Class                       --            --            --
       Advisor Class                             --            --            --
       Class C                                   (4)           --            --
       Class K                              (37,755)           --            --
       Fund Level                                --       (88,144)       (1,473)

5.   Investments in Affiliates

     Affiliated issuers, as defined under the 1940 Act, include any fund in the Strong Family of Funds and any issuer in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the six months ended June 30, 2003 is as follows:

                                         Balance of         Gross         Gross Sales      Balance of      Value     Dividend Income
                                        Shares Held       Purchases          and          Shares Held     June 30,    Jan. 1, 2003 -
                                        Jan. 1, 2003    and Additions     Reductions     June 30, 2003      2003      June 30, 2003
                                        ------------    -------------    ------------    -------------    --------   ---------------
     Strong Discovery Fund
     ---------------------
     Strong Heritage Money Fund -
      Institutional Class                  1,000,000               --      (1,000,000)              --    $     --   $     5,291
     Strong Large Cap Growth Fund
     ----------------------------
     Strong Heritage Money Fund -
      Institutional Class                  6,200,000               --      (6,200,000)              --          --         1,113
     Strong Growth Fund
     ------------------
     Strong Heritage Money Fund -
      Institutional Class                 12,700,000               --     (12,700,000)              --          --        50,219

--------------------------------------------------------------------------------

6.   Capital Share Transactions

                                                                Strong Blue Chip Fund               Strong Discovery Fund
                                                           ---------------------------------   --------------------------------
                                                           Six Months Ended     Year Ended     Six Months Ended     Year Ended
                                                             June 30, 2003     Dec. 31, 2002    June 30, 2003     Dec. 31, 2002
                                                           ----------------    -------------   ----------------   --------------
                                                             (Unaudited)                         (Unaudited)
Capital Share Transactions of Each of the
 Funds Were as Follows:
  Proceeds from Shares Sold                                $     26,829,996    $  58,579,917   $     35,410,764   $  106,826,156
  Proceeds from Reinvestment of Distributions                            --               --                 --        4,008,647
  Payment for Shares Redeemed                                   (64,057,213)    (101,599,557)       (38,395,150)    (112,742,042)
                                                           ----------------    -------------   ----------------   --------------
  Net Increase (Decrease) in Net Assets
   from Capital Share Transactions                         $    (37,227,217)   $ (43,019,640)  $     (2,984,386)  $   (1,907,239)
                                                           ================    =============   ================   ==============
Transactions in Shares of Each of the
 Funds Were as Follows:
  Sold                                                            3,084,425        5,467,305          2,407,960        6,929,360
  Issued in Reinvestment of Distributions                                --               --                 --          235,942
  Redeemed                                                       (7,260,945)      (9,308,147)        (2,624,870)      (7,318,812)
                                                           ----------------    -------------   ----------------   --------------
  Net Increase (Decrease) in Shares                              (4,176,520)      (3,840,842)          (216,910)        (153,510)
                                                           ================    =============   ================   ==============

                                                                 Strong Endeavor Fund            Strong Large Cap Growth Fund
                                                           ---------------------------------   ---------------------------------
                                                           Six Months Ended     Year Ended     Six Months Ended     Year Ended
                                                             June 30, 2003     Dec. 31, 2002    June 30, 2003     Dec. 31, 2002
                                                           ----------------    -------------   ----------------   --------------
                                                             (Unaudited)                         (Unaudited)
Capital Share Transactions of Each of the
 Funds Were as Follows:
  Proceeds from Shares Sold                                $      2,010,130    $   2,639,463   $     96,054,603   $   92,753,828
  Proceeds from Reinvestment of Distributions                            --               --                 --               --
  Payment for Shares Redeemed                                    (1,241,361)      (3,433,944)      (114,397,959)    (206,294,132)
                                                           ----------------    -------------   ----------------   --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                              $        768,769    $    (794,481)  $    (18,343,356)  $ (113,540,304)
                                                           ================    =============   ================   ==============
Transactions in Shares of Each of the
 Funds Were as Follows:
  Sold                                                              267,253          297,527          5,567,833        5,153,796
  Issued in Reinvestment of Distributions                                --               --                 --               --
  Redeemed                                                         (166,530)        (400,627)        (6,639,645)     (10,941,355)
                                                           ----------------    -------------   ----------------   --------------
  Net Increase (Decrease) in Shares                                 100,723         (103,100)        (1,071,812)      (5,787,559)
                                                           ================    =============   ================   ==============

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                                Strong Large Company
                                                                     Growth Fund
                                               ----------------------------------------------------
                                               Six Months Ended     Period Ended       Year Ended
                                                June 30, 2003      Dec. 31, 2002    Sept. 30, 2002
                                               ----------------    --------------   ---------------
                                                  (Unaudited)
Capital Share Transactions of
 the Fund Were as Follows:
  Proceeds from Shares Sold                    $     14,720,357    $    4,988,912    $    5,920,297
  Proceeds from Reinvestment
   of Distributions                                      12,085            66,475           607,929
  Proceeds from Redemption fees                           3,621                --                --
  Payment for Shares Redeemed                        (5,408,932)       (2,734,805)      (17,465,133)
                                               ----------------    --------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                  $      9,327,131    $    2,320,582    $  (10,936,907)
                                               ================    ==============    ==============
Transactions in Shares of Each of the
 Fund Were as Follows:
  Sold                                                1,287,021           470,973           467,109
  Issued in Reinvestment of Distributions                 1,118             6,242            49,733
  Redeemed                                             (491,282)         (248,984)       (1,466,404)
                                               ----------------    --------------    --------------
  Net Increase (Decrease) in Shares                     796,857           228,231          (949,562)
                                               ================    =============     ==============

                                                Strong U.S. Emerging Growth Fund
                                                -------------------------------
                                                Six Months Ended   Year Ended
                                                 June 30, 2003    Dec. 31, 2002
                                                ----------------  -------------
                                                  (Unaudited)
Capital Share Transactions of the Fund
 Were as Follows:
  Proceeds from Shares Sold                     $     30,834,181  $ 120,177,180
  Proceeds from Reinvestment of Distributions                 --             --
  Payment for Shares Redeemed                        (26,836,376)  (116,020,955)
                                                ----------------  -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                   $      3,997,805  $   4,156,225
                                                ================  =============
Transactions in Shares of the Fund
 Were as Follows:
  Sold                                                 3,007,722      9,702,326
  Issued in Reinvestment of Distributions                     --             --
  Redeemed                                            (2,649,670)    (9,562,612)
                                                ----------------  -------------
  Net Increase (Decrease) in Shares of the Fund          358,052        139,714
                                                ================  =============

--------------------------------------------------------------------------------

                                                    Strong Enterprise Fund
                                               --------------------------------
                                               Six Months Ended    Year Ended
                                                June 30, 2003     Dec. 31, 2002
                                               ----------------   -------------
                                                 (Unaudited)

Capital Share Transactions of Each Class of
 Shares of the Fund Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                    $     27,840,482   $ 101,776,889
  Proceeds from Reinvestment of Distributions                --              --
  Payment for Shares Redeemed                       (44,623,157)   (148,882,956)
                                               ----------------   -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                       (16,782,675)    (47,106,067)

ADVISOR CLASS
  Proceeds from Shares Sold                             329,630         849,133
  Proceeds from Reinvestment of Distributions                --              --
  Payment for Shares Redeemed                          (138,483)       (481,554)
                                               ----------------   -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                           191,147         367,579

CLASS K
  Proceeds from Shares Sold                          11,249,188       4,310,980
  Proceeds from Reinvestment of Distributions                --              --
  Payment for Shares Redeemed                          (949,329)       (371,572)
                                               ----------------   -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                        10,299,859       3,939,408
                                               ----------------   -------------

Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                    $     (6,291,669)  $ (42,799,080)
                                               ================   =============

Transactions in Shares of Each Class of
 the Fund Were as Follows:

INVESTOR CLASS
  Sold                                                1,685,336       5,339,599
  Issued in Reinvestment of Distributions                    --              --
  Redeemed                                           (2,735,391)     (8,049,574)
                                               ----------------   -------------
  Net Increase (Decrease) in Shares                  (1,050,055)     (2,709,975)
                                               ================   =============

ADVISOR CLASS
   Sold                                                  19,140          44,794
   Issued in Reinvestment of Distributions                   --              --
   Redeemed                                              (8,377)        (26,641)
                                               ----------------   -------------
  Net Increase (Decrease) in Shares                      10,763          18,153
                                               ================   =============

CLASS K
  Sold                                                  703,001         270,110
  Issued in Reinvestment of Distributions                    --              --
  Redeemed                                              (56,290)        (23,597)
                                               ----------------   -------------
  Net Increase (Decrease) in Shares                     646,711         246,513
                                               ================   =============

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)


                                                     Strong Growth 20 Fund
                                                -------------------------------
                                                  Six Months
                                                    Ended          Year Ended
                                                June 30, 2003     Dec. 31, 2002
                                                -------------    --------------
                                                 (Unaudited)
Capital Share Transactions of Each Class of
  Shares of the Fund Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                     $ 194,290,209    $   37,975,224
  Proceeds from Reinvestment of Distributions              --                --
  Payment for Shares Redeemed                    (133,290,310)     (119,329,093)
                                                -------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                      60,999,899       (81,353,869)

ADVISOR CLASS
  Proceeds from Shares Sold                           591,759         2,702,059
  Proceeds from Reinvestment of Distributions              --                --
  Payment for Shares Redeemed                      (1,074,680)       (3,312,180)
                                                -------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                        (482,921)         (610,121)
                                                -------------    --------------

Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                     $  60,516,978    $  (81,963,990)
                                                =============    ==============

Transactions in Shares of Each Class of
 the Fund Were as Follows:

INVESTOR CLASS
  Sold                                             18,592,500         3,076,476
  Issued in Reinvestment of Distributions                  --                --
  Redeemed                                        (12,775,830)       (9,577,471)
                                                -------------    --------------
  Net Increase (Decrease) in Shares                 5,816,670        (6,500,995)
                                                =============    ==============

ADVISOR CLASS
  Sold                                                 55,446           218,805
  Issued in Reinvestment of Distributions                  --                --
  Redeemed                                           (102,407)         (279,312)
                                                -------------    --------------
  Net Increase (Decrease) in Shares                   (46,961)          (60,507)
                                                =============    ==============

-------------------------------------------------------------------------------

                                                      Strong Growth Fund
                                                -------------------------------
                                                  Six Months
                                                    Ended          Year Ended
                                                June 30, 2003     Dec. 31, 2002
                                                -------------    --------------
                                                 (Unaudited)
Capital Share Transactions of Each Class of
 Shares of the Fund Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                     $ 118,486,992    $  212,362,800
  Proceeds from Reinvestment of Distributions              --                --
  Payment for Shares Redeemed                    (153,804,796)     (501,568,269)
                                                -------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                     (35,317,804)     (289,205,469)

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                        45,894,311       176,034,058
  Proceeds from Reinvestment of Distributions              --                --
  Payment for Shares Redeemed                      (9,043,731)      (15,602,302)
                                                -------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                      36,850,580       160,431,756

ADVISOR CLASS
  Proceeds from Shares Sold                         1,892,076         4,515,364
  Proceeds from Reinvestment of Distributions              --                --
  Payment for Shares Redeemed                      (1,796,068)       (5,576,741)
                                                -------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                          96,008        (1,061,377)

CLASS C
  Proceeds from Shares Sold                           159,871           100,000
  Proceeds from Reinvestment of Distributions              --                --
  Payment for Shares Redeemed                              --                --
                                                -------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                         159,871           100,000

CLASS K
  Proceeds from Shares Sold                        27,724,393        15,492,888
  Proceeds from Reinvestment of Distributions              --                --
  Payment for Shares Redeemed                      (2,274,008)       (1,625,166)
                                                -------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                      25,450,385        13,867,722
                                                -------------    --------------

Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                     $  27,239,040    $ (115,867,368)
                                                =============    ==============

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                       Strong Growth Fund
                                                -------------------------------
                                                  Six Months
                                                    Ended          Year Ended
                                                June 30, 2003     Dec. 31, 2002
                                                -------------    --------------
                                                 (Unaudited)
Transactions in Shares of Each Class of
 the Fund Were as Follows:

INVESTOR CLASS
  Sold                                              8,629,281        13,789,094
  Issued in Reinvestment of Distributions                  --                --
  Redeemed                                        (11,261,094)      (33,083,023)
                                                -------------    --------------
  Net Increase (Decrease) in Shares                (2,631,813)      (19,293,929)
                                                =============    ==============
INSTITUTIONAL CLASS
  Sold                                              3,276,156        11,454,780
  Issued in Reinvestment of Distributions                  --                --
  Redeemed                                           (623,870)       (1,053,015)
                                                -------------    --------------
  Net Increase (Decrease) in Shares                 2,652,286        10,401,765
                                                =============    ==============
ADVISOR CLASS
  Sold                                                139,392           292,723
  Issued in Reinvestment of Distributions                  --                --
  Redeemed                                           (134,062)         (362,829)
                                                -------------    --------------
  Net Increase (Decrease) in Shares                     5,330           (70,106)
                                                =============    ==============
CLASS C
  Sold                                                 11,308             7,441
  Issued in Reinvestment of Distributions                  --                --
  Redeemed                                                 --                --
                                                -------------    --------------
  Net Increase (Decrease) in Shares                    11,308             7,441
                                                =============    ==============
CLASS K
  Sold                                              1,995,174         1,111,771
  Issued in Reinvestment of Distributions                  --                --
  Redeemed                                           (165,277)         (125,340)
                                                -------------    --------------
  Net Increase (Decrease) in Shares                 1,829,897           986,431
                                                =============    ==============

--------------------------------------------------------------------------------

7.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC. At June 30, 2003, there were no outstanding borrowings by the Funds under the LOC.

8.   Investment Transactions

     The aggregate purchases and sales of long-term securities during the six months ended June 30, 2003, were as follows:

                                                Purchases            Sales
                                             ---------------    ---------------
     Strong Blue Chip Fund                   $   299,051,111    $   325,357,201
     Strong Discovery Fund                       221,759,467        211,703,740
     Strong Endeavor Fund                          5,567,151          4,818,290
     Strong Large Cap Growth Fund                733,465,887        717,490,891
     Strong Large Company Growth Fund             32,122,599         22,782,262
     Strong U.S. Emerging Growth Fund             40,220,778         37,883,674
     Strong Enterprise Fund                      293,911,598        297,973,014
     Strong Growth 20 Fund                       518,072,585        445,510,692
     Strong Growth Fund                        1,304,256,009      1,229,159,567

     There were no purchases or sales of long-term U.S. government securities during the six months ended June 30, 2003.

9.   Income Tax Information

     The following information for the Funds is presented on an income tax basis as of June 30, 2003:

                                                                                                 Net Unrealized
                                                                  Gross            Gross          Appreciation/
                                               Cost of         Unrealized        Unrealized      (Depreciation)
                                             Investments      Appreciation     (Depreciation)    on Investments
                                           --------------    --------------    --------------    --------------
     Strong Blue Chip Fund                 $  167,696,338    $   17,501,213    $     (601,981)   $   16,899,232
     Strong Discovery Fund                    161,983,634        10,895,616        (2,265,341)        8,630,275
     Strong Endeavor Fund                       4,630,521           422,519           (51,321)          371,198
     Strong Large Cap Growth Fund             635,682,566        55,672,407        (2,471,594)       53,200,813
     Strong Large Company Growth Fund          33,352,929         2,050,672          (212,174)        1,838,498
     Strong U.S. Emerging Growth Fund          55,415,091        19,182,610          (281,978)       18,900,632
     Strong Enterprise Fund                   262,369,080        31,329,049        (4,316,984)       27,012,065
     Strong Growth 20 Fund                    255,147,318        30,082,963          (852,476)       29,230,487
     Strong Growth Fund                     1,503,093,098       300,344,254        (6,492,245)      293,852,009

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The capital loss carryovers (expiring in varying amounts through 2010) as of December 31, 2002, and tax basis post-October losses as of December 31, 2002, which are not recognized for tax purposes until the first day of the following fiscal year are:

                                               Net Capital
                                                  Loss          Post-October
                                               Carryovers          Losses
                                             ---------------    ------------
     Strong Blue Chip Fund                   $   148,316,882    $ 19,188,881
     Strong Discovery Fund                        10,213,054       2,813,003
     Strong Endeavor Fund                          2,282,631              --
     Strong Large Cap Growth Fund                529,198,023       3,123,094
     Strong Large Company Growth Fund              9,760,514         238,951
     Strong U.S. Emerging Growth Fund             66,963,119       1,378,784
     Strong Enterprise Fund                      359,801,272       6,101,892
     Strong Growth 20 Fund                       400,383,836       5,491,494
     Strong Growth Fund                        1,024,645,734      10,651,183

10.  Special Meeting of Shareholders of Strong Advisor Mid Cap Growth Fund

     On August 1, 2003, the Strong Advisor Mid Cap Growth Fund's and Strong Growth Fund's Board of Directors approved the reorganization of the Strong Advisor Mid Cap Growth Fund into the Strong Growth Fund, subject to shareholder approval at a meeting scheduled for October 31, 2003. Effective after the close of the market on August 22, 2003 the Strong Advisor Mid Cap Growth Fund is closed to new investors.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

STRONG BLUE CHIP FUND
--------------------------------------------------------------------------------

                                                                                   Period Ended
                                              ------------------------------------------------------------------------------------
                                              June 30,     Dec. 31,    Dec. 31,    Dec. 31,    Oct. 31,    Oct. 31,       Oct. 31,
Selected Per-Share Data/(a)/                  2003/(b)/      2002        2001      2000/(d)/     2000        1999           1998
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $    8.62    $  12.36    $  16.56    $  20.99    $  18.10    $  13.24       $  10.39

Income From Investment Operations:
  Net Investment Income (Loss)                    (0.03)      (0.08)      (0.06)      (0.01)      (0.09)      (0.04)          0.10
  Net Realized and Unrealized Gains
   (Losses) on Investments                         0.88       (3.66)      (4.14)      (3.42)       2.98        4.90           2.86
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                 0.85       (3.74)      (4.20)      (3.43)       2.89        4.86           2.96

Less Distributions:
  From Net Investment Income                         --          --          --          --          --       (0.00)/(c)/    (0.11)
  From Net Realized Gains                            --          --          --       (1.00)         --          --             --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                --          --          --       (1.00)         --       (0.00)/(c)/    (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $    9.47    $   8.62    $  12.36    $  16.56    $  20.99    $  18.10       $  13.24
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                     +9.9%      -30.3%      -25.4%      -16.4%      +16.0%      +36.7%         +28.6%
  Net Assets, End of Period (In Millions)     $     184    $    203    $    339    $    499    $    616    $    485       $     90
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                           1.8%*       1.6%        1.4%        1.1%*       1.1%        1.2%           1.3%
  Ratio of Expenses to Average Net Assets           1.8%*       1.6%        1.4%        1.1%*       1.1%        1.2%           0.6%
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                           (0.7%)*     (0.7%)      (0.4%)      (0.2%)*     (0.5%)      (0.3%)          0.7%
  Portfolio Turnover Rate                         180.2%      214.0%      203.9%       21.2%       67.9%       75.4%          46.5%

STRONG DISCOVERY FUND
--------------------------------------------------------------------------------

                                                                           Period Ended
                                              ---------------------------------------------------------------------
                                               June 30,    Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                  2003/(b)/      2002        2001        2000        1999        1998
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $   14.42    $  16.84    $  16.39    $  18.64    $  17.95    $  17.00
Income From Investment Operations:
  Net Investment Income (Loss)                    (0.03)      (0.06)      (0.08)       0.06       (0.17)      (0.07)
  Net Realized and Unrealized Gains
   (Losses) on Investments                         1.85       (1.91)       0.76        0.51        1.08        1.26
-------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                 1.82       (1.97)       0.68        0.57        0.91        1.19
Less Distributions:
  From Net Investment Income                         --          --          --       (0.04)         --          --
  From Net Realized Gains                            --       (0.45)      (0.23)      (2.78)      (0.22)      (0.24)
-------------------------------------------------------------------------------------------------------------------
  Total Distributions                                --       (0.45)      (0.23)      (2.82)      (0.22)      (0.24)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $   16.24    $  14.42    $  16.84    $  16.39    $  18.64    $  17.95
===================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
  Total Return                                    +12.6%      -12.1%       +4.2%       +4.0%       +5.3%       +7.0%
  Net Assets, End of Period (In Millions)     $     147    $    133    $    158    $    165    $    187    $    322
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                           1.5%*       1.5%        1.5%        1.5%        1.4%        1.3%
  Ratio of Expenses to Average Net Assets           1.5%*       1.5%        1.5%        1.5%        1.4%        1.3%
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                              (0.5%)*     (0.4%)      (0.5%)       0.3%       (0.7%)      (0.4%)
  Portfolio Turnover Rate                         169.2%      420.0%      501.7%      481.8%      214.0%      185.9%

    * Calculated on an annualized basis.
  (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
  (b) For the six months ended June 30, 2003 (unaudited).
  (c) Amount calculated is less than $0.005.
  (d) In 2000, the Fund changed its fiscal year-end from October to December.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ENDEAVOR FUND
--------------------------------------------------------------------------------

                                                                 Period Ended
                                                   ----------------------------------------
                                                    June 30,       Dec. 31,        Dec. 31,
Selected Per-Share Data/(a)/                        2003/(b)/        2002         2001/(e)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     7.03     $     9.94     $    10.00

Income From Investment Operations:
  Net Investment Income (Loss)                          (0.03)         (0.11)         (0.06)/(c)/
  Net Realized and Unrealized Gains (Losses) on
   Investments                                           1.00          (2.80)          0.00/(d)/
-------------------------------------------------------------------------------------------
  Total from Investment Operations                       0.97          (2.91)         (0.06)

Less Distributions:
  From Net Investment Income                               --             --             --
-------------------------------------------------------------------------------------------
  Total Distributions                                      --             --             --
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     8.00     $     7.03     $     9.94
===========================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------
  Total Return                                          +13.8%         -29.3%          -0.6%
  Net Assets, End of Period (In Millions)          $        5     $        4     $        6
  Ratio of Expenses to Average Net Assets before
   Expense Offsets                                        3.0%*          2.7%           3.1%*
  Ratio of Expenses to Average Net Assets                 1.9%*          1.9%           2.2%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                    (1.0%)*        (1.2%)         (1.2%)*
  Portfolio Turnover Rate                               117.1%         416.8%         391.8%

STRONG LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------


                                                                                Period Ended
                                           ------------------------------------------------------------------------------------
                                           June 30,    Dec. 31,     Dec. 31,        Dec. 31,   Oct. 31,    Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/               2003/(b)/     2002         2001         2000/(f)/     2000        1999        1998
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $   16.51   $   23.55    $  34.77       $   45.49   $  41.52    $  29.10    $  32.66

Income From Investment Operations:
  Net Investment Income (Loss)                 (0.04)      (0.08)      (0.02)           0.01      (0.16)      (0.03)       0.13
  Net Realized and Unrealized Gains
  (Losses) on Investments                       2.29       (6.96)     (11.20)          (4.81)     12.01       12.84        3.44
--------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations              2.25       (7.04)     (11.22)          (4.80)     11.85       12.81        3.57
Less Distributions:
  From Net Investment Income                      --          --       (0.00)/(d)/        --         --          --       (0.14)
  In Excess of Net Investment Income              --          --          --              --         --       (0.01)         --
  From Net Realized Gains                         --          --          --           (5.92)     (7.88)      (0.38)      (6.89)
  In Excess of Net Realized Gains                 --          --          --              --         --          --       (0.10)
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                             --          --       (0.00)/(d)/     (5.92)     (7.88)      (0.39)      (7.13)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $   18.76   $   16.51    $  23.55       $   34.77   $  45.49    $  41.52    $  29.10
===============================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
  Total Return                                 +13.6%      -29.9%      -32.3%          -10.3%     +28.1%      +44.3%      +13.6%
  Net Assets, End of Period (In Millions)  $     649   $     589    $    976       $   1,574   $  1,769    $  1,253    $    863
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                        1.3%*       1.2%        1.1%            1.0%*      1.0%        1.0%        1.0%
  Ratio of Expenses to Average Net Assets        1.3%*       1.2%        1.1%            1.0%*      1.0%        1.0%        1.0%
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                        (0.4%)*     (0.4%)      (0.1%)           0.1%*     (0.4%)      (0.1%)       0.4%
  Portfolio Turnover Rate                      123.6%      443.2%      468.7%           68.6%     455.0%      402.3%      267.8%

    * Calculated on an annualized basis.
  (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
  (b) For the six months ended June 30, 2003 (unaudited).
  (c) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
  (d) Amount calculated is less than $0.005.
  (e) For the period from April 9, 2001 (public launch date) to December 31,
      2001.
  (f) In 2000, the Fund changed its fiscal year-end from October to December.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------

                                                                                 Period Ended
                                           -------------------------------------------------------------------------------------
                                           June 30,      Dec. 31,        Sep. 30,   Sep. 30,   Sep. 30,    Sep. 30,    Sep. 30,
Selected Per-Share Data/(a)/               2003/(b)/    2002/(f)/       2002/(d)/     2001       2000        1999      1998/(e)/
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $   10.66    $   10.25       $   12.17   $  19.15   $  13.12    $   9.80    $   10.00

Income From Investment Operations:
  Net Investment Income                        (0.01)       (0.00)/(c)/      0.31       0.32       0.29        0.18         0.21
  Net Realized and Unrealized Gains
  (Losses) on Investments                       1.32         0.45           (1.93)     (5.09)      6.26        3.33        (0.21)
--------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations              1.31         0.45           (1.62)     (4.77)      6.55        3.51           --

Less Distributions:
  From Net Investment Income                   (0.01)       (0.04)          (0.27)     (0.32)     (0.27)      (0.19)       (0.20)
  From Net Realized Gains                         --           --           (0.03)     (1.89)     (0.25)         --           --
--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                          (0.01)       (0.04)          (0.30)     (2.21)     (0.52)      (0.19)       (0.20)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $   11.96    $   10.66       $   10.25   $  12.17   $  19.15    $  13.12    $    9.80
================================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
  Total Return/(e)/                            +12.3%        +4.4%          -13.7%     -26.2%     +50.7%      +36.0%        -0.1%
  Net Assets, End of Period (In Millions)  $      34    $      21       $      18   $     33   $     37    $      9    $       2
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                        1.8%*        1.9%*           1.7%       1.6%       1.6%        3.1%        11.3%*
  Ratio of Expenses to Average Net Assets        1.5%*        1.3%*           1.5%       1.5%       1.5%        1.5%         1.5%*
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                        (0.3%)*       0.2%*           2.3%       2.2%       1.8%        1.5%         2.6%*
  Portfolio Turnover Rate                       93.7%        71.8%          311.3%     285.3%     180.8%      120.2%       147.6%

STRONG U.S. EMERGING GROWTH FUND
--------------------------------------------------------------------------------

                                                                 Period Ended
                                           ----------------------------------------------------------
                                           June 30,    Dec. 31,      Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/               2003/(b)/     2002          2001        2000        1999
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $   10.02    $   15.17    $  19.17    $  19.59    $  10.00

Income From Investment Operations:
  Net Investment Income (Loss)                 (0.09)       (0.24)      (0.23)      (0.19)      (0.11)
  Net Realized and Unrealized Gains
   (Losses) on Investments                      2.05        (4.91)      (3.77)       0.22        9.99
-----------------------------------------------------------------------------------------------------
  Total from Investment Operations              1.96        (5.15)      (4.00)       0.03        9.88

Less Distributions:
  From Net Realized Gains                         --           --          --       (0.45)      (0.29)
-----------------------------------------------------------------------------------------------------
  Total Distributions                             --           --          --       (0.45)      (0.29)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $   11.98    $   10.02    $  15.17    $  19.17    $  19.59
=====================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------
  Total Return                                 +19.6%       -34.0%      -20.9%       +0.3%      +98.9%
  Net Assets, End of Period (In Millions)  $      74    $      58    $     86    $    112    $     36
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                        2.1%*        1.9%        1.6%        1.4%        1.9%
  Ratio of Expenses to Average Net Assets        1.9%*        1.9%        1.6%        1.4%        1.8%
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                        (1.9%)*      (1.8%)      (1.5%)      (1.2%)      (1.5%)
  Portfolio Turnover Rate                       61.9%       171.5%      168.2%      186.8%      281.1%

    * Calculated on an annualized basis.
  (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
  (b) For the six months ended June 30, 2003 (unaudited).
  (c) Amount calculated is less than $0.005.
  (d) Effective September 5, 2002, Strong Capital Management, Inc. assumed the investment advisory responsibilities from Rockhaven Asset Management, LLC.
  (e) For the period from November 4, 1997 (public launch date) through September 30, 1998.
  (f) In 2002, the Fund changed its fiscal year-end from September to December.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ENTERPRISE FUND--INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                           Period Ended
                                           ------------------------------------------------------------------------
                                           June 30,     Dec. 31,       Dec. 31,    Dec. 31,    Dec. 31,   Dec. 31,
Selected Per-Share Data/(a)/               2003/(b)/      2002           2001        2000        1999     1998/(h)/
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $   15.90    $  22.14       $  28.37   $   41.24    $  14.74   $   10.00

Income From Investment Operations:
  Net Investment Income (Loss)                 (0.12)      (0.28)/(c)/    (0.31)      (0.28)      (0.09)      (0.01)
  Net Realized and Unrealized Gains
   (Losses) on Investments                      2.56       (5.96)         (5.92)     (12.04)      27.43        4.75
-------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations              2.44       (6.24)         (6.23)     (12.32)      27.34        4.74

Less Distributions:
  From Net Realized Gains                         --          --             --       (0.55)      (0.84)      (0.00)/(d)/
-------------------------------------------------------------------------------------------------------------------
  Total Distributions                             --          --             --       (0.55)      (0.84)      (0.00)/(d)/
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $   18.34    $  15.90       $  22.14   $   28.37    $  41.24   $   14.74
===================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
  Total Return                                 +15.4%      -28.2%         -22.0%      -29.8%     +187.8%      +47.4%
  Net Assets, End of Period (In Millions)  $     239    $    224       $    372   $     575    $    571   $      11
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                        2.2%*       2.0%           1.8%        1.4%        1.4%        2.0%
  Ratio of Expenses to Average Net Assets        2.0%*       2.0%           1.8%        1.4%        1.4%        2.0%
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                        (1.5%)*     (1.5%)         (1.2%)      (0.7%)      (1.0%)      (0.9%)
  Portfolio Turnover Rate/(e)/                 129.4%      376.8%         629.8%      473.7%      178.1%       95.7%

STRONG ENTERPRISE FUND--ADVISOR CLASS
--------------------------------------------------------------------------------

                                                               Period Ended
                                           ------------------------------------------------
                                           June 30,     Dec. 31,       Dec. 31,   Dec. 31,
Selected Per-Share Data/(a)/               2003/(b)/      2002           2001     2000/(f)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $   15.86    $  22.04       $  28.31   $   51.32

Income From Investment Operations:
  Net Investment Income (Loss)                 (0.08)      (0.24)/(c)/    (0.21)      (0.03)
  Net Realized and Unrealized Gains
   (Losses) on Investments                      2.54       (5.94)         (6.06)     (22.43)
-------------------------------------------------------------------------------------------
  Total from Investment Operations              2.46       (6.18)         (6.27)     (22.46)

Less Distributions:
  From Net Realized Gains                         --          --             --       (0.55)
-------------------------------------------------------------------------------------------
  Total Distributions                             --          --             --       (0.55)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $   18.32    $  15.86       $  22.04   $   28.31
===========================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------
  Total Return                                 +15.5%      -28.0%         -22.2%      -43.7%
  Net Assets, End of Period (In Millions)  $       2    $      1       $      1   $       0/(g)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                        1.6%*       1.8%           2.1%        2.0%*
  Ratio of Expenses to Average Net Assets        1.6%*       1.8%           2.1%        1.9%*
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                        (1.1%)*     (1.3%)         (1.6%)      (1.2%)*
  Portfolio Turnover Rate/(e)/                 129.4%      376.8%         629.8%      473.7%

    * Calculated on an annualized basis.
  (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
  (b) For the six months ended June 30, 2003 (unaudited).
  (c) Net investment income (loss) per share represents net investment income
      (loss) divided by the average shares outstanding throughout the period.
  (d) Amount calculated is less than $0.005.
  (e) Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
  (f) For the period from February 28, 2000 (public launch date) to December 31, 2000.
  (g) Amount is less than $500,000.
  (h) For the period from October 1, 1998 (public launch date) to December 31, 1998.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ENTERPRISE FUND--CLASS K
--------------------------------------------------------------------------------

                                               Period Ended
                                           ----------------------
                                           June 30,     Dec. 31,
Selected Per-Share Data/(a)/               2003/(b)/    2002/(f)/
-----------------------------------------------------------------
Net Asset Value, Beginning of Period       $   15.94    $   16.32

Income From Investment Operations:
  Net Investment Income (Loss)                 (0.05)       (0.04)/(c)/
  Net Realized and Unrealized Gains
   (Losses) on Investments                      2.56        (0.34)
-----------------------------------------------------------------
  Total from Investment Operations              2.51        (0.38)

Less Distributions:
  From Net Investment Income                      --           --
-----------------------------------------------------------------
  Total Distributions                             --           --
-----------------------------------------------------------------
Net Asset Value, End of Period             $   18.45    $   15.94
=================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------
  Total Return                                 +15.8%        -2.3%
  Net Assets, End of Period (In Millions)  $      16    $       4
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                        1.3%*        1.3%*
  Ratio of Expenses to Average Net Assets        1.2%*        1.1%*
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                        (0.7%)*      (0.6%)*
  Portfolio Turnover Rate/(d)/                 129.4%       376.8%

STRONG GROWTH 20 FUND--INVESTOR CLASS
----------------------------------------------------------------------

                                                                     Period Ended
                                           ---------------------------------------------------------------------
                                           June 30,     Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/               2003/(b)/      2002        2001        2000        1999        1998
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $   10.19    $  14.74    $  25.13    $  30.63    $  15.44    $  11.31

Income From Investment Operations:
  Net Investment Income (Loss)                 (0.08)      (0.21)      (0.15)      (0.10)      (0.08)      (0.08)
  Net Realized and Unrealized Gains
   (Losses) on Investments                      1.22       (4.34)     (10.24)      (3.05)      16.60        4.21
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations              1.14       (4.55)     (10.39)      (3.15)      16.52        4.13

Less Distributions:
  From Net Investment Income                      --          --          --          --          --        0.00/(e)/
  From Net Realized Gains                         --          --          --       (2.35)      (1.33)         --
----------------------------------------------------------------------------------------------------------------
  Total Distributions                             --          --          --       (2.35)      (1.33)       0.00/(e)/
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $   11.33    $  10.19    $  14.74    $  25.13    $  30.63    $  15.44
================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------
  Total Return                                 +11.2%      -30.9%      -41.4%      -10.3%     +109.5%      +36.5%
  Net Assets, End of Period (In Millions)  $     270    $    184    $    361    $    766    $    466    $     71
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                        1.9%*       1.9%        1.5%        1.3%        1.4%        1.5%
  Ratio of Expenses to Average Net Assets        1.8%*       1.9%        1.5%        1.3%        1.4%        1.5%
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                        (1.6%)*     (1.5%)      (0.8%)      (0.4%)      (0.6%)      (0.6%)
  Portfolio Turnover Rate/(d)/                 189.6%      460.8%      658.7%      521.0%      432.3%      541.2%

    * Calculated on an annualized basis.
  (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
  (b) For the six months ended June 30, 2003 (unaudited).
  (c) Net investment income (loss) per share represents net investment income
      (loss) divided by the average shares outstanding throughout the period.
  (d) Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
  (e) Amount calculated is less than $0.005.
  (f) For the period from September 3, 2002 (public launch date) to December 31, 2002.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG GROWTH 20 FUND--ADVISOR CLASS
--------------------------------------------------------------------------------

                                                            Period Ended
                                           ----------------------------------------------
                                           June 30,     Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/               2003/(b)/      2002        2001      2000/(f)/
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $   10.19    $  14.69    $  25.06    $   36.61

Income From Investment Operations:
  Net Investment Income (Loss)                 (0.07)      (0.15)      (0.12)       (0.02)
  Net Realized and Unrealized Gains
   (Losses) on Investments                      1.22       (4.35)     (10.25)       (9.18)
-----------------------------------------------------------------------------------------
  Total from Investment Operations              1.15       (4.50)     (10.37)       (9.20)

Less Distributions:
  From Net Realized Gains                         --          --          --        (2.35)
-----------------------------------------------------------------------------------------
  Total Distributions                             --          --          --        (2.35)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period             $   11.34    $  10.19    $  14.69    $   25.06
=========================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------
  Total Return                                 +11.3%      -30.6%      -41.4%       -25.2%
  Net Assets, End of Period (In Millions)  $       7    $      7    $     10    $       5
  Ratio of Expenses to Average Net Assets
    before Expense Offsets                       1.6%*       1.6%        1.6%         2.0%*
  Ratio of Expenses to Average Net Assets        1.6%*       1.6%        1.6%         1.9%*
  Ratio of Net Investment Income (Loss)
    to Average Net Assets                       (1.3%)*     (1.2%)      (0.9%)       (1.0%)*
  Portfolio Turnover Rate/(c)/                 189.6%      460.8%      658.7%       521.0%

STRONG GROWTH FUND--INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                             Period Ended
                                           ----------------------------------------------------------------------------
                                           June 30,        Dec. 31,        Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/               2003/(b)/         2002            2001        2000        1999       1998
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $   13.21       $   17.68       $   27.05   $   35.66   $   23.25   $  18.31

Income From Investment Operations:
  Net Investment Income (Loss)                 (0.08)/(d)/     (0.18)/(d)/     (0.15)      (0.17)      (0.18)     (0.13)
  Net Realized and Unrealized Gains
   (Losses) on Investments                      2.00           (4.29)          (9.15)      (3.21)      17.08       5.07
-----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations              1.92           (4.47)          (9.30)      (3.38)      16.90       4.94

Less Distributions:
  From Net Realized Gains                         --              --           (0.07)      (5.23)      (4.49)     (0.00)/(e)/
-----------------------------------------------------------------------------------------------------------------------
  Total Distributions                             --              --           (0.07)      (5.23)      (4.49)     (0.00)/(e)/
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $   15.13       $   13.21       $   17.68   $   27.05   $   35.66   $  23.25
=======================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
  Total Return                                 +14.5%          -25.3%          -34.4%       -9.2%      +75.1%     +27.0%
  Net Assets, End of Period (In Millions)  $   1,399       $   1,256       $   2,022   $   3,411   $   3,354   $  1,835
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                        1.6%*           1.6%            1.4%        1.2%        1.2%       1.3%
  Ratio of Expenses to Average Net Assets        1.6%*           1.6%            1.4%        1.2%        1.2%       1.3%
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                        (1.1%)*         (1.2%)          (0.7%)      (0.6%)      (0.8%)     (0.7%)
  Portfolio Turnover Rate/(c)/                  80.8%          248.5%          399.8%      366.3%      324.0%     248.6%

    * Calculated on an annualized basis.
  (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
  (b) For the six months ended June 30, 2003 (unaudited).
  (c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  (d) Net investment income (loss) per share represents net investment income
      (loss) divided by average shares outstanding throughout the period.
  (e) Amount calculated is less than $0.005.
  (f) For the period from February 28, 2000 (public launch date) to December 31, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG GROWTH FUND--INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                Period Ended
                                           -----------------------------------------------------
                                           June 30,        Dec. 31,        Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/               2003/(b)/         2002            2001      2000/(e)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $   13.48       $   17.91       $   27.17   $   43.74

Income From Investment Operations:
  Net Investment Income (Loss)                 (0.03)/(d)/     (0.08)/(d)/     (0.02)      (0.01)
  Net Realized and Unrealized Gains
   (Losses) on Investments                      2.04           (4.35)          (9.17)     (11.33)
------------------------------------------------------------------------------------------------
  Total from Investment Operations              2.01           (4.43)          (9.19)     (11.34)

Less Distributions:
  From Net Realized Gains                         --              --           (0.07)      (5.23)
------------------------------------------------------------------------------------------------
  Total Distributions                             --              --           (0.07)      (5.23)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $   15.49       $   13.48       $   17.91   $   27.17
================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------
  Total Return                                 +14.9%          -24.7%          -33.8%      -25.7%
  Net Assets, End of Period (In Millions)  $     265       $     195       $      73   $      18
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                        0.9%*           0.9%            0.9%        0.8%*
  Ratio of Expenses to Average Net Assets        0.9%*           0.9%            0.9%        0.8%*
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                        (0.5%)*         (0.5%)          (0.3%)      (0.1%)*
  Portfolio Turnover Rate/(c)/                  80.8%          248.5%          399.8%      366.3%

STRONG GROWTH FUND--ADVISOR CLASS
--------------------------------------------------------------------------------


                                                               Period Ended
                                           -----------------------------------------------------
                                           June 30,        Dec. 31,        Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/               2003/(b)/         2002            2001      2000/(e)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $   13.14       $   17.58       $   26.96   $   43.74

Income From Investment Operations:
  Net Investment Income (Loss)                 (0.07)/(d)/     (0.17)/(d)/     (0.15)      (0.02)
  Net Realized and Unrealized Gains
   (Losses) on Investments                      1.98           (4.27)          (9.16)     (11.53)
------------------------------------------------------------------------------------------------
  Total from Investment Operations              1.91           (4.44)          (9.31)     (11.55)

Less Distributions:
  From Net Realized Gains                         --              --           (0.07)      (5.23)
------------------------------------------------------------------------------------------------
  Total Distributions                             --              --           (0.07)      (5.23)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $   15.05       $   13.14       $   17.58   $   26.96
================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------
  Total Return                                 +14.5%          -25.3%          -34.5%      -26.2%
  Net Assets, End of Period (In Millions)  $      11       $      10       $      14   $       4
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                        1.6%*           1.6%            1.6%        2.0%*
  Ratio of Expenses to Average Net Assets        1.6%*           1.6%            1.6%        1.9%*
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                        (1.1%)*         (1.2%)          (1.0%)      (0.9%)*
  Portfolio Turnover Rate/(c)/                  80.8%          248.5%          399.8%      366.3%

    * Calculated on an annualized basis.
  (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
  (b) For the six months ended June 30, 2003 (unaudited).
  (c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  (d) Net investment income (loss) per share represents net investment income
      (loss) divided by average shares outstanding throughout the period.
  (e) For the period from February 28, 2000 (public launch date) to December 31, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG GROWTH FUND--CLASS C
--------------------------------------------------------------------------------

                                                 Period Ended
                                           -------------------------
                                           June 30,        Dec. 31,
Selected Per-Share Data/(a)/               2003/(b)/       2002/(d)/
--------------------------------------------------------------------
Net Asset Value, Beginning of Period       $   13.21       $   13.44

Income From Investment Operations:
  Net Investment Income (Loss)                 (0.14)/(f)/      0.00/(e)//(f)/
  Net Realized and Unrealized Gains
   (Losses) on Investments                      2.00           (0.23)
--------------------------------------------------------------------
  Total from Investment Operations              1.86           (0.23)

Less Distributions:
  From Net Investment Income                      --              --
--------------------------------------------------------------------
  Total Distributions                             --              --
--------------------------------------------------------------------
Net Asset Value, End of Period             $   15.07       $   13.21
====================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------
  Total Return                                 +14.1%           -1.7%
  Net Assets, End of Period (In Millions)  $       0/(g)/  $       0/(g)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                        2.5%*           2.3%*
  Ratio of Expenses to Average Net Assets        2.5%*           2.3%*
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                        (2.1%)*          0.0%*/(e)/
  Portfolio Turnover Rate/(c)/                  80.8%          248.5%

STRONG GROWTH FUND--CLASS K
--------------------------------------------------------------------------------

                                                 Period Ended
                                           -------------------------
                                           June 30,        Dec. 31,
Selected Per-Share Data/(a)/               2003/(b)/       2002/(h)/
--------------------------------------------------------------------
Net Asset Value, Beginning of Period       $   13.29       $   13.53

Income From Investment Operations:
  Net Investment Income (Loss)                 (0.04)/(f)/     (0.01)/(f)/
  Net Realized and Unrealized Gains
   (Losses) on Investments                      2.02           (0.23)
--------------------------------------------------------------------
  Total from Investment Operations              1.98           (0.24)

Less Distributions:
  From Net Investment Income                      --              --
--------------------------------------------------------------------
  Total Distributions                             --              --
--------------------------------------------------------------------
Net Asset Value, End of Period             $   15.27       $   13.29
====================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------
  Total Return                                 +14.9%           -1.8%
  Net Assets, End of Period (In Millions)  $      43       $      13
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                        1.2%*           1.3%*
  Ratio of Expenses to Average Net Assets        1.0%*           1.0%*
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                        (0.5%)*         (0.7%)*
  Portfolio Turnover Rate/(c)/                  80.8%          248.5%

    * Calculated on an annualized basis.
  (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
  (b) For the six months ended June 30, 2003 (unaudited).
  (c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  (d) For the period from December 30, 2002 (public launch date) to December 31, 2002.
  (e) Amount calculated is less than $0.005 or 0.05%.
  (f) Net investment income (loss) per share represents net investment income
      (loss) divided by average shares outstanding throughout the period.
  (g) Amount is less than $500,000.
  (h) For the period from September 2, 2002 (public launch date) to December 31, 2002.

                       See Notes to Financial Statements.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds ("Strong Funds").

* Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

     Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; and Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator), since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

     Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company), since 1990, Metro Goldwyn Mayer, Inc. (an entertainment company), since 1998, Bassett Furniture Industries, Inc., since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.), since 1994, Johnson Controls, Inc. (an industrial company), since 1992, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services), since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

     Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

     Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc., from 1992 to April 2000, Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

     Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc., from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer since November 2002.

     Ms. Ohm has been Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001; and Retail Services Financial Manager of Strong Investments, Inc., from January 1997 to November 1998.

Christopher O. Petersen (DOB 1-18-70), Vice President and Assistant Secretary of the Strong Funds since May 2003.

     Mr. Petersen has been Managing Counsel of Strong Financial Corporation since March 2003; Corporate Counsel at U.S. Bancorp Asset Management, Inc., from May 2001 to March 2003; Corporate Counsel at First American Asset Management, a division of U.S. Bank National Association ("FAAM"), from September 1999 to May 2001; Compliance Officer at FAAM from January 1999 to September 1999; and Associate at Mauzy Law Firm from September 1997 to December 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

     Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor"), since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc., since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc., since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc., since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Treasurer and Controller of the Advisor from October 1991 to February 1998.

     Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors
  Richard S. Strong
  Willie D. Davis
  Gordon B. Greer
  Stanley Kritzik
  Neal Malicky
  William F. Vogt

Officers
  Richard S. Strong, Chairman of the Board
  Thomas M. Zoeller, Vice President
  Richard W. Smirl, Vice President and Secretary
  Christopher O. Petersen, Vice President and Assistant Secretary
  Gilbert L. Southwell III, Assistant Secretary
  John W. Widmer, Treasurer
  Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor
  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor
  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
  State Street Bank and Trust Company
  801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
  Strong Investor Services, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT35733 08-03

Strong Investments
P.O. Box 2936  |  Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

[STRONG LOGO]

                                                               SGRO/WH2150 06-03

Item 2.  Code of Ethics

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 3.  Audit Committee Financial Expert

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 4.  Principal Accountant Fees and Services

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 5 - 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.  [Reserved]

Item 9.  Controls and Procedures

         (a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant's management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant's disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant's management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and
         (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

         (b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a) above, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits

         The following exhibits are attached to this Form N-CSR:

         10(b)(1)     Certification of Principal Executive Officer Required by
                      Section 302 of the Sarbanes-Oxley Act of 2002

         10(b)(2)     Certification of Principal Financial Officer Required by
                      Section 302 of the Sarbanes-Oxley Act of 2002

         10(c) Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Discovery Fund, Inc.

By:      /s/ Richard W. Smirl
         -------------------------------------
         Richard W. Smirl, Vice President and Secretary

Date:    August 22, 2003
         ---------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Richard S. Strong
         -------------------------------------
         Richard S. Strong, Principal Executive Officer

Date:    August 22, 2003
         ---------------


By:      /s/ John W. Widmer
         -------------------------------------
         John W. Widmer, Treasurer (Principal Financial Officer)

Date:    August 22, 2003
         ---------------